UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Copies to:
Geoffrey R.T. Kenyon, Esq.
Caroline Kraus	Dechert LLP
Goldman, Sachs & Co.	200 Clarendon Street
200 West Street	27th Floor
New York, NY 10282	Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Reports to Stockholders are filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Large Cap Value Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.73% and 8.53%, respectively. These returns compare to the 8.68% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets gained significant ground during the Reporting Period, with relatively strong performance versus many other developed markets reflecting optimism on a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 9.49% for the six months ended June 30, 2012.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

U.S. equity markets then retreated in April and May 2012 amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles as well as disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

For the Reporting Period overall, sector performance was widely dispersed, with no clear trend between economically-sensitive and traditional defensive sectors. Within the S&P® 500 Index, energy was the only sector to generate negative returns, in large part because of the decline in oil prices during the second calendar quarter. Other lagging sectors included utilities, materials, industrials and consumer staples. The financials sector posted amongst the strongest returns during the Reporting Period, despite a downgrade from Moody’s Investors Service of 15 international banks. Other strong sectors within the S&P® 500 Index during the Reporting Period were telecommunication services, information technology and consumer discretionary.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap stocks, as measured by the Russell 1000® Index, gaining most, followed by small-cap stocks and then mid-cap stocks, as measured by the Russell 2000® Index and Russell Midcap® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the financials, information technology and consumer staples sectors, where company-specific issues weighed on certain holdings. Offsetting these detractors was effective stock selection in the health care, industrials and telecommunication services sectors, which helped the Fund’s performance relative to the Russell Index.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in oilfield services company Halliburton of the energy sector, independent oil and gas exploration and production company Newfield Exploration of the energy sector and global semiconductor firm Altera of the information technology sector.

The lack of a settlement in the Macondo well suit in which BP is seeking to recover all of the costs resulting from the Gulf of Mexico spill weighed on Halliburton’s stock price during the Reporting Period. Additionally, the company faced pricing pressure in its North American pressure pumping business. Toward the end of the Reporting Period, Halliburton pre-announced slightly weaker earnings than the market anticipated. Halliburton was impacted from guar prices that have soared of late. (Guar is a plant, whose seeds are used as a controlling agent in oil wells to facilitate easy drilling and prevent fluid loss.) At the end of the Reporting Period, we believed downside factors were already discounted into the stock’s price, and the company’s supply chain management and reliability of operations should allow it to withstand recent weakness better than its competition. While the contingent legal liability from the Macondo suit could remain a drag on Halliburton’s stock until a settlement is reached, we continued to believe the company’s risk/reward profile was attractive at valuations seen at the end of the Reporting Period, and the company should continue to be able to generate strong revenue growth and operating margins in North America.

Underperformance of Newfield Exploration during the Reporting Period was due to a combination of weaker oil prices and weather-related events that caused concerns regarding a negative impact on the company’s near-term production. Further, the company’s stock lagged as a result of reduced production guidance, investor disappointment on growth and low natural gas prices, which together led to analyst downgrades. Finally, the company’s research and development costs were higher than expected and had some execution problems. By the end of the Reporting Period, we sold the Fund’s position in Newfield Exploration because of these risks, including slow growth, which we anticipated could be flat to down over the near term.

Shares of semiconductor company Altera sold off sharply in April after reporting its earnings were down from the previous quarter and from 2011 due to lower than expected end-market demand and to some company-specific issues. However, at the end of the Reporting Period, we still believed Altera was an industry share gainer with attractive margins and incremental return potential. We believe we are at the bottom of an inventory cycle, and with the expected return of telecommunications spending during the second half of 2012, Altera’s business should reaccelerate. As the programmable logic device (“PLD”) industry continues to aggressively transition to more advanced nodes, we believe Altera should be able to increase market share as its solutions become increasingly more power and price competitive.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in biotechnology company Vertex Pharmaceuticals, super-regional bank SunTrust Banks and integrated telephone company AT&T.

Vertex Pharmaceuticals was the top contributor to the Fund’s relative results during the Reporting Period, as its share price increased after the company reported positive data for its cystic fibrosis drug Kalydeco. Already a leader in treating hepatitis C with its drug Incivek, we believe that Vertex Pharmaceuticals has long-term potential to increase its market penetration and pricing power due to its differentiated product pipeline and its strong competitive positioning. At the end of the Reporting Period, we expected the company’s margins to increase, which could drive an increase in the price/earnings ratio of its stock.

After a disappointing year in 2011, SunTrust Banks rebounded significantly during the Reporting Period, especially during the first calendar quarter, on better U.S. economic data, improving capital markets, rising equity markets, healthier capital levels and hopeful news on the European sovereign debt front. At the end of the Reporting Period, we continued to like SunTrust Banks, as we felt it was positioned on the residential housing front given its revenue diversity, expense management and capital deployment ability. The company has been reducing exposure to high-risk home equity, mortgage and commercial construction loans in an effort to bring down overall portfolio risk and increase long-term earnings potential. Overall, business confidence in Florida, where the firm has a significant portion of its banks, appeared strong, and the state’s housing market appeared to be turning.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

AT&T was another strong performer for the Fund. The company announced earnings and revenues that surpassed analysts’ expectations, driven by improved gross margins and stronger than expected subscriber growth. At the end of the Reporting Period, we believed AT&T should maintain its position as an industry leader given its brand recognition and reliable management team. As the stock had performed well and approached our price target during the Reporting Period, we took the opportunity to trim the Fund’s position in AT&T’s stock.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in diversified health care and pharmaceutical company Johnson & Johnson during the Reporting Period. We felt that Johnson & Johnson had lagged its large-cap peers and that medical utilization trends had bottomed. We further believed that Johnson & Johnson could benefit from an increase in its price/earnings ratio as sentiment turns more positive and as utilization improves given that medical devices make up approximately 40% of its sales. Additionally, we think the problematic manufacturing issues the company has faced are largely behind its consumer business segment, a trend we believe will continue through 2012.

We re-initiated a Fund position in Bank of America. Shares of Bank of America were negatively impacted during much of 2011 by uncertainty surrounding mortgage litigation, capital level requirements and debt interchange fees. Although we had sold the Fund’s position in Bank of America ahead of its fourth quarter earnings reports due to concerns the company would need to raise capital, it became clear to us following the earnings reports that this raising of capital would likely be unnecessary given that its capital reserve ratios were better than expected. We also believed Bank of America remained an attractively valued stock with a superior U.S. footprint and high exposure to a recovering housing market. Moreover, we became incrementally more positive on the stock following the most recent stress test results by the Fed, which revealed the relative strength of the company’s balance sheet to its competitors’ balance sheets, and thus we saw further upside to the stock.

We sold the Fund’s position in General Mills during the Reporting Period. General Mills reported earnings that were lower than expected and guided lower for fiscal year 2012, primarily due to weak pricing and greater than expected spending on advertising. Although we still believed General Mills remained a leading consumer foods company with a strong management team, we exited the Fund’s position as a reflection of the company’s execution difficulties and lower sales volumes across the industry. We moved the sales proceeds into higher conviction names that we believed to have greater upside potential.

Strict to our sell discipline, we made some adjustments to the Fund’s positioning by selling out of holdings where our investment thesis had fundamentally changed and/or valuation levels were no longer attractive. As such, we exited the Fund’s position in diversified consumer goods manufacturer Unilever. We feel the company faces near-term margin pressure due to increased raw materials costs and competitive pressures in the emerging markets. As Unilever is more exposed to grain and oil costs than many of its peers, we feel these inflationary pressures may well reduce the company’s ability to drive earnings going forward.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples, health care, telecommunication services and utilities increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in consumer discretionary, energy, financials, information technology and materials decreased. The Fund’s position in cash also increased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2012, the Fund had overweighted positions relative to the Russell Index in the health care, information technology and consumer discretionary sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in financials, energy and materials and was rather neutrally weighted to the Russell Index in consumer staples, industrials, telecommunication services and utilities.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

What is the Fund’s tactical view and strategy for the months ahead?

We remain constructive in our view ahead for U.S. equities. At the end of the Reporting Period, we saw valuations as reasonable relative to history and strong corporate balance sheets as providing companies with a number of opportunities to create shareholder value. Economic activity remained muted by historical standards, but several indicators were moving in a positive direction and suggested ongoing U.S. economic growth. For example, initial jobless claims appeared to have stabilized below levels seen in 2011; U.S. housing statistics had improved through the first half of 2012; and retail gas prices moved lower.

We recognize that risks remain, as the financial situation in Europe and slower than expected economic growth in China have potential negative implications for economic growth in the U.S. Domestically, the “fiscal cliff” and the upcoming elections in November have increased uncertainty. (The “fiscal cliff” refers to tax increases and spending cuts totaling approximately $670 billion scheduled to take effect on January 1, 2013.) However, we believe the U.S. economic outlook compares favorably against other developed nations. While the U.S. equity markets over the past two summers have been volatile and often headline- or macro-driven, our bottom-up, fundamental research process requires us to look past short-term events and select companies where we see the ability for long-term value creation. We remain ready to add to or initiate new positions in well-managed companies that demonstrate competitive advantages and sustainable business models. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, in aiming to preserve capital and outperform the market over the long term.

5

FUND BASICS

Large Cap Value Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	–2.27%	–3.72%	4.41%	2.44%	1/12/98
Service	–2.50	N/A	N/A	3.74	7/24/07

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.78%	0.79%
Service	1.03	1.04

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/123

Holding	% of Net Assets	Line of Business
General Electric Co.	5.2%	Capital Goods
Exxon Mobil Corp.	4.6	Energy
JPMorgan Chase & Co.	3.7	Diversified Financials
Pfizer, Inc.	3.1	Pharmaceuticals, Biotechnology & Life Sciences
Johnson & Johnson	2.8	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	2.8	Energy
Lowe’s Companies, Inc.	2.5	Retailing
Bank of America Corp.	2.2	Diversified Financials
SunTrust Banks, Inc.	2.1	Banks
Devon Energy Corp.	2.1	Energy

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%
Banks – 4.1%
1,156,965	SunTrust Banks, Inc.	$28,033,262
817,193	U.S. Bancorp	26,280,927

		54,314,189

Capital Goods – 9.1%
3,311,153	General Electric Co.	69,004,428
1,026,450	Masco Corp.	14,236,861
528,611	Textron, Inc.	13,146,556
318,089	The Boeing Co.	23,634,013

		120,021,858

Consumer Services – 0.5%
593,592	MGM Resorts International*	6,624,487

Diversified Financials – 9.5%
319,469	Ameriprise Financial, Inc.	16,695,450
3,588,575	Bank of America Corp.	29,354,543
1,365,360	JPMorgan Chase & Co.	48,784,313
874,196	Morgan Stanley	12,754,520
1,082,066	SLM Corp.	16,999,257

		124,588,083

Energy – 13.8%
349,707	Chevron Corp.	36,894,089
473,766	Devon Energy Corp.	27,473,690
702,201	Exxon Mobil Corp.	60,087,340
953,190	Halliburton Co.	27,061,064
202,833	Occidental Petroleum Corp.	17,396,986
290,636	Transocean Ltd.	13,000,148

		181,913,317

Food & Staples Retailing – 1.6%
458,793	CVS Caremark Corp.	21,439,397

Food, Beverage & Tobacco – 5.6%
185,282	Anheuser-Busch InBev NV ADR	14,757,711
138,323	Diageo PLC ADR	14,256,952
311,713	Philip Morris International, Inc.	27,200,077
236,191	The J.M. Smucker Co.	17,837,144

		74,051,884

Health Care Equipment & Services – 3.0%
339,922	UnitedHealth Group, Inc.	19,885,437
199,865	Varian Medical Systems, Inc.*	12,145,796
122,640	WellPoint, Inc.	7,823,206

		39,854,439

Household & Personal Products – 0.8%
169,605	The Procter & Gamble Co.	10,388,306

Insurance – 7.0%
195,782	Everest Re Group Ltd.	20,261,479
521,742	Hartford Financial Services Group, Inc.	9,198,312
383,707	MetLife, Inc.	11,837,361

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
540,952	Prudential Financial, Inc.	$26,198,305
383,792	The Travelers Companies, Inc.	24,501,281

		91,996,738

Materials – 1.5%
273,496	Eastman Chemical Co.	13,775,993
119,315	Newmont Mining Corp.	5,787,971

		19,563,964

Media – 4.0%
87,411	CBS Corp. Class B	2,865,333
323,585	Comcast Corp. Class A	10,345,012
180,197	DIRECTV Class A*	8,797,218
352,567	The Walt Disney Co.	17,099,499
348,645	Time Warner, Inc.	13,422,832

		52,529,894

Pharmaceuticals, Biotechnology & Life Sciences – 10.9%
343,094	Celgene Corp.*	22,012,911
546,660	Johnson & Johnson	36,932,349
420,389	Merck & Co., Inc.	17,551,241
614,721	Mylan, Inc.*	13,136,588
1,756,362	Pfizer, Inc.	40,396,326
243,715	Vertex Pharmaceuticals, Inc.*	13,628,543

		143,657,958

Real Estate Investment Trust – 1.7%
145,762	Simon Property Group, Inc.	22,689,313

Retailing – 4.7%
1,141,617	Lowe’s Companies, Inc.	32,467,587
321,062	Macy’s, Inc.	11,028,480
515,516	Williams-Sonoma, Inc.	18,027,595

		61,523,662

Semiconductors & Semiconductor Equipment – 2.9%
524,588	Altera Corp.	17,752,058
367,205	Lam Research Corp.*	13,858,317
231,429	Texas Instruments, Inc.	6,639,698

		38,250,073

Software & Services – 2.7%
445,421	Adobe Systems, Inc.*	14,418,278
13,784	Google, Inc. Class A*	7,995,685
429,180	Microsoft Corp.	13,128,616

		35,542,579

Technology Hardware & Equipment – 2.7%
16,916	Apple, Inc.*	9,878,944
630,151	EMC Corp.*	16,150,770
587,843	Juniper Networks, Inc.*	9,587,719

		35,617,433

Telecommunication Services – 3.1%
726,441	AT&T, Inc.	25,904,886
4,543,200	Sprint Nextel Corp.*	14,810,832

		40,715,718

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Utilities – 7.5%
355,563	American Electric Power Co., Inc.	$14,186,964
470,822	Duke Energy Corp.	10,857,155
300,856	Northeast Utilities	11,676,221
468,742	PG&E Corp.	21,219,950
669,649	PPL Corp.	18,622,939
771,529	Xcel Energy, Inc.	21,919,139

		98,482,368

TOTAL COMMON STOCKS
(Cost $1,217,928,322)		$1,273,765,660

Exchange Traded Fund –1.5%
296,668	iShares Russell 1000 Value Index Fund
(Cost $19,944,378)		20,241,658

TOTAL INVESTMENTS – 98.2%
(Cost $1,237,872,700)		$1,294,007,318

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		23,476,081

NET ASSETS – 100.0%		$1,317,483,399

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $1,237,872,700)	$1,294,007,318
Cash	16,336,977
Receivables:
Investments sold	12,150,531
Dividends	2,268,421
Due from custodian	2,023,819
Fund shares sold	188,563
Other assets	6,612
Total assets	1,326,982,241

Liabilities:
Payables:
Investments purchased	7,935,952
Amounts owed to affiliates	951,235
Fund shares redeemed	446,363
Accrued expenses	165,292
Total liabilities	9,498,842

Net Assets:
Paid-in capital	1,285,849,596
Undistributed net investment income	10,344,381
Accumulated net realized loss	(34,845,196)
Net unrealized gain	56,134,618
NET ASSETS	$1,317,483,399
Net Assets:
Institutional	$415,194,637
Service	902,288,762
Total Net Assets	$1,317,483,399
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	40,683,319
Service	88,630,253
Net asset value, offering and redemption price per share:
Institutional	$10.21
Service	10.18

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $17,345)	$13,816,455

Expenses:
Management fees	4,839,884
Distribution and Service fees — Service Class	1,119,565
Transfer Agent fees(a)	132,100
Printing and mailing costs	75,866
Custody and accounting fees	62,475
Professional fees	38,477
Trustee fees	9,443
Other	17,924
Total expenses	6,295,734
Less — expense reductions	(110,044)
Net expenses	6,185,690
NET INVESTMENT INCOME	7,630,765

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $299,540)	59,630,334
Net change in unrealized gain on investments	41,832,940
Net realized and unrealized gain	101,463,274
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,094,039

(a) Institutional and Service Shares had Transfer Agent fees of $42,543 and $89,557, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$7,630,765	$15,962,647
Net realized gain	59,630,334	16,316,398
Net change in unrealized gain (loss)	41,832,940	(116,886,486)
Net increase (decrease) in net assets resulting from operations	109,094,039	(84,607,441)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(5,580,091)
Service Shares	—	(9,437,060)
Total distributions to shareholders	—	(15,017,151)

From share transactions:
Proceeds from sales of shares	79,652,337	406,837,184
Reinvestment of distributions	—	15,017,151
Cost of shares redeemed	(150,481,969)	(222,396,415)
Net increase (decrease) in net assets resulting from share transactions	(70,829,632)	199,457,920
TOTAL INCREASE	38,264,407	99,833,328

Net assets:

Beginning of period	1,279,218,992	1,179,385,664
End of period	$1,317,483,399	$1,279,218,992
Undistributed net investment income	$10,344,381	$2,713,616

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - Institutional	$9.39	$0.07		$0.75	$0.82	$—	$—		$—	$10.21	8.73%	$415,195	0.77	%(c)	0.78	%(c)	1.32	%(c)	75%
2012 - Service	9.38	0.05		0.75	0.80	—	—		—	10.18	8.53	902,289	1.02	(c)	1.03	(c)	1.08	(c)	75
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	10.24	0.14	(d)	(0.86)	(0.72)	(0.13)	—		(0.13)	9.39	(7.05)	421,560	0.78		0.79		1.39	(d)	91
2011 - Service	10.23	0.12	(d)	(0.87)	(0.75)	(0.10)	—		(0.10)	9.38	(7.27)	857,659	1.03		1.04		1.23	(d)	91
2010 - Institutional	9.28	0.10		0.94	1.04	(0.08)	—		(0.08)	10.24	11.20	507,146	0.80		0.80		1.02		95
2010 - Service	9.28	0.07		0.94	1.01	(0.06)	—		(0.06)	10.23	10.89	672,239	1.05		1.05		0.78		95
2009 - Institutional	7.97	0.18	(e)	1.28	1.46	(0.15)	—		(0.15)	9.28	18.32	487,962	0.81		0.81		2.18	(e)	84
2009 - Service	7.98	0.16	(e)	1.28	1.44	(0.14)	—		(0.14)	9.28	17.87	391,053	1.06		1.06		1.92	(e)	84
2008 - Institutional	12.53	0.25		(4.59)	(4.34)	(0.22)	—	(f)	(0.22)	7.97	(34.45)	389,838	0.81		0.81		2.36		69
2008 - Service	12.52	0.19		(4.51)	(4.32)	(0.22)	—	(f)	(0.22)	7.98	(34.32)	67,200	1.06		1.06		2.15		69
2007 - Institutional	13.91	0.25		(0.03)	0.22	(0.26)	(1.34)		(1.60)	12.53	1.49	571,883	0.85		0.85		1.75		79
2007 - Service (Commenced July 24, 2007)	14.71	0.15		(0.74)	(0.59)	(0.26)	(1.34)		(1.60)	12.52	(4.02)	90	0.94	(c)	1.09	(c)	3.11	(c)	79

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.19% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.24% of average net assets.
(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B. Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$1,294,007,318	$—	$—

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.73%	0.72	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM waived approximately $99,400 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the six months ended June 30, 2012, custody fee credits were approximately $10,600.

As of June 30, 2012, the amounts owed to affiliates were approximately $751,600, $178,700 and $20,900 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were $979,149,177 and $1,035,031,396, respectively.

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2011, the Fund’s capital loss carryovers and certain timing differences on a tax-basis were as follows:

Capital loss carryovers:(1)
Expiring 2017	$(43,690,156)
Timing differences (post October loss deferral and certain REIT dividends)	$(35,454,889)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,253,145,911
Gross unrealized gain	94,473,149
Gross unrealized loss	(53,611,742)
Net unrealized security gain	$40,861,407

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

10.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,229,143	$12,419,011	5,453,432	$52,432,441
Reinvestment of distributions	—	—	604,560	5,580,091
Shares redeemed	(5,450,075)	(54,875,100)	(10,688,404)	(108,271,184)
	(4,220,932)	(42,456,089)	(4,630,412)	(50,258,652)
Service Shares
Shares sold	6,669,520	67,233,326	36,038,573	354,404,743
Reinvestment of distributions	—	—	1,023,542	9,437,060
Shares redeemed	(9,508,267)	(95,606,869)	(11,307,596)	(114,125,231)
	(2,838,747)	(28,373,543)	25,754,519	249,716,572
NET INCREASE (DECREASE)	(7,059,679)	$(70,829,632)	21,124,107	$199,457,920

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/12	Ending Account Value 6/30/12		Expenses Paid for the 6 Months Ended 6/30/12*
Institutional
Actual	$1,000	$1,087.30		$4.00
Hypothetical 5% return	1,000	1,021.03	+	3.87
Service
Actual	1,000	1,085.30		5.29
Hypothetical 5% return	1,000	1,019.79	+	5.12

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.77% and 1.02% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2012. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that the Fund had placed in the bottom quartile of its peer group and had underperformed its benchmark index for the one- and three-year periods ended March 31, 2012. The Independent Trustees noted that the Investment Adviser had taken steps to address the Fund’s underperformance, including the reduction of the number of portfolio managers in order to focus the team’s strategic strengths and to enhance accountability for performance. They indicated that would continue to monitor the Fund’s performance closely.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Fund that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Large Cap Value Fund.

© 2012 Goldman Sachs. All rights reserved.

VITLCVSAR12/79290.MF.MED.TMPL/8/2012

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic Growth Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic Growth Fund invests primarily in U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic Growth Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 11.43% and 11.26%, respectively. These returns compare to the 10.08% cumulative total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets gained significant ground during the Reporting Period, with relatively strong performance versus many other developed markets reflecting optimism on a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 9.49% for the six months ended June 30, 2012.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

U.S. equity markets then retreated in April and May 2012 amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles as well as disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

For the Reporting Period overall, sector performance was widely dispersed, with no clear trend between economically-sensitive and traditional defensive sectors. Within the S&P® 500 Index, energy was the only sector to generate negative returns, in large part because of the decline in oil prices during the second calendar quarter. Other lagging sectors included utilities, materials, industrials and consumer staples. The financials sector posted amongst the strongest returns during the Reporting Period, despite a downgrade from Moody’s Investors Service of 15 international banks. Other strong sectors within the S&P® 500 Index during the Reporting Period were telecommunication services, information technology and consumer discretionary.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap stocks, as measured by the Russell 1000® Index, gaining most, followed by small-cap stocks and then mid-cap stocks, as measured by the Russell 2000® Index and Russell Midcap® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Which equity market sectors most significantly affected Fund performance?

Contributing most positively to the Fund’s relative results during the Reporting Period was effective stock selection in the financials, consumer discretionary and telecommunication services sectors. Having an overweighted allocation to the strongly-performing financials sector also boosted the Fund’s results. Only partially offsetting such contributors was stock selection in consumer staples, industrials and materials, which detracted from the Fund’s performance relative to the Russell Index during the Reporting Period.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited relative to the Russell Index from positions in leading data center solutions company Equinix, wireless tower company Crown Castle and hotel operator and franchisor Marriott.

Equinix’s shares rose as its core business remained strong and its pricing up in the three main areas in which the company operates—the U.S., Europe and Asia. Equinix also recently acquired data centers in Frankfurt, Hong Kong, Shanghai and Singapore to further drive growth. The company continued to evaluate the potential of converting to a real estate investment trust (“REIT”), which may provide tax and valuation benefits. In the meantime, it appears the market has begun to recognize that Equinix is trading at a discount to other data center operators that are publicly traded REITs and to appreciate the growth and stability of Equinix’s revenue stream. At the end of the Reporting Period, we maintained conviction in the company’s ability to drive revenue growth, as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsourcing, and rising demand for optimized network performance.

A position in Crown Castle also contributed to the Fund’s relative performance. Its shares rose after the company announced strong first quarter results, driven by better than expected revenues and a significant increase in new leases signed during the quarter compared to last year. The company also raised 2012 guidance due in large part to the acquisition of outdoor distributed antennae systems (“DAS”) company NextG Networks. At the end of the Reporting Period, we maintained conviction in the tower companies broadly over the long term, as demand for mobile content continues to grow and wireless carriers are required to add capacity in order to support increased usage, network upgrades and improved coverage.

Shares of Marriott rose during the Reporting Period after the company reported solid first quarter earnings and raised fiscal year 2012 RevPAR (Revenue Per Available Room) guidance. Its results were driven by strength in the company’s North American Marriott Hotels & Resorts business segment. At the end of the Reporting Period, we continued to believe that Marriott was better positioned than competitors given its dominant franchise and strong capital base. In our view, Marriott should continue to gain market share from independent hotel operators as supply growth in the industry should remain low over the next few years.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were positions in web-based search engine giant Google, leading oil services firm Halliburton and social networking company Facebook.

Google was a top detractor from the Fund’s relative performance during the Reporting Period after the company announced fiscal fourth quarter earnings below consensus expectations due to currency headwinds and a decline in its cost-per-click growth rate. Despite its recent results, we continued to have conviction in Google at the end of the Reporting Period. We believe its future earnings growth will likely be driven by new opportunities in display advertising and applications through Google’s mobile computing platform.

Shares of Halliburton declined during the Reporting Period. The lack of a settlement in the Macondo well suit in which BP is seeking to recover all of the costs resulting from the Gulf of Mexico spill weighed on Halliburton’s stock price during the Reporting Period. Additionally, the company faced pricing pressure in its North American pressure pumping business. Toward the end of the Reporting Period, Halliburton pre-announced slightly weaker earnings than the market anticipated. Halliburton was impacted from guar prices that have soared of late. (Guar is a plant, whose seeds are used as a controlling agent in oil wells to facilitate easy drilling and prevent fluid loss.) At the end of the Reporting Period, we believed downside factors were already discounted into the stock’s price, and the company’s supply chain management and reliability of operations should allow it to withstand recent weakness better than its competition. While the contingent legal liability from the Macondo suit could remain a drag on Halliburton’s stock until a settlement is reached, we continued to believe the company’s risk/reward profile was attractive at valuations seen at the end of the Reporting Period, and the company should continue to be able to generate strong revenue growth and operating margins in North America.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Facebook detracted from the Fund’s relative performance during the Reporting Period, as its shares fell after the company’s rocky initial public offering (“IPO”). Shortly before the IPO, the company increased the share size and price of the deal. It was unclear the impact technical factors might have had on the stock price. In our view, Facebook has achieved tremendous scale in the U.S. and has a large market opportunity given that its networking effect creates stickiness in its user base. Creating stickiness means gaining the attention of a customer base, attracting them to one’s business and then keeping them engaged over the longer term. We believe Facebook is well positioned to benefit from targeted advertising on its platform as a result of the data it has on its users as well as the potential to monetize new ad formats and the social networking ad medium over time. We further believe Facebook has an attractive mobile ad opportunity as it currently does not monetize its mobile platform. The company is in the early stages of development, and with attractive long-term growth opportunities and a strong competitive position, we believe patient investors should be rewarded over time, despite the rocky start the company has had as a public company.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

We initiated a Fund position in Honeywell International, a diversified technology and manufacturing company, which manufactures aerospace, building control and automotive products. We believe the company has a strong management team that can execute well on its long-term growth plan and improve efficiency and profitability. In our view, Honeywell International should continue to benefit from growth in air traffic, market share gains in emerging markets, several productivity initiatives, and potential margin expansion in its automation and controls segments. We believe the company is well positioned for growth in its key end market experiencing increasing global demand for sophisticated capital and consumer goods. We also believe Honeywell International’s earnings power has been underappreciated by the market.

During the Reporting Period, we established a Fund position in Diageo, a producer and distributor of a wide collection of branded premium spirits, beer and wine. In our view, Diageo’s leading premium brands, distribution scale and successful track record of innovation should drive long-term growth of the company. Furthermore, we believe the company is well positioned to benefit from purchasing power in emerging markets and increased share gains.

We exited the Fund’s position in electronic and electrical equipment manufacturer Emerson Electric. While we remain attracted to Emerson Electric’s high quality franchise, we believe there is less upside in the stock relative to other opportunities within the industrials sector. Emerson Electric has produced an extremely attractive growth trajectory over the past ten years through market share gains from weaker competitors. In our view, however, the company is facing tougher competition going forward and slower growth from some of its key end markets and emerging market geographies. As a result, we believe the company’s risk/reward profile has become less attractive, and so we decided to eliminate the position.

We sold the Fund’s position in scientific instruments manufacturer Thermo Fisher Scientific during the Reporting Period. In our view, its management’s strategy of spending cash to grow the business through mergers and acquisitions and other measures is not in the best interest of its shareholders. Additionally, approximately 25% of the company’s business is dependent on spending from government and academia, which has pulled back due to budget cuts, and is an area in which the company does not have much flexibility. We decided to exit the Fund’s position in the company’s stock and re-allocate the sales proceeds to opportunities with what we considered to have better risk/reward profiles.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, the Fund’s exposure to energy and industrials increased compared to the Russell Index. The Fund’s allocations compared to the benchmark index in information technology and consumer discretionary decreased.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2012, the Fund had overweighted positions relative to the Russell Index in the financials and energy sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and consumer staples and was rather neutrally weighted to the Russell Index in information technology, consumer discretionary, health care, materials and telecommunication services. The Fund had no exposure to the utilities sector at the end of the Reporting Period.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

What is the Fund’s tactical view and strategy for the months ahead?

We remain constructive in our view ahead for U.S. equities. At the end of the Reporting Period, we saw valuations as reasonable relative to history and strong corporate balance sheets as providing companies with a number of opportunities to create shareholder value. Economic activity remained muted by historical standards, but several indicators were moving in a positive direction and suggested ongoing U.S. economic growth. For example, initial jobless claims appeared to have stabilized below levels seen in 2011; U.S. housing statistics had improved through the first half of 2012; and retail gas prices moved lower.

We recognize that risks remain, as the financial situation in Europe and slower than expected economic growth in China have potential negative implications for economic growth in the U.S. Domestically, the “fiscal cliff” and the upcoming elections in November have increased uncertainty. (The “fiscal cliff” refers to tax increases and spending cuts totaling approximately $670 billion scheduled to take effect on January 1, 2013.) However, we believe the U.S. economic outlook compares favorably against other developed nations. While the U.S. equity markets over the past two summers have been volatile and often headline- or macro-driven, our bottom-up, fundamental research process requires us to look past short-term events and identify companies where we believe there is an opportunity for long-term growth creation. We remain balanced in the Fund’s portfolio and continue to manage position sizes and initiate new positions in what we believe are well-managed companies that demonstrate competitive advantages and sustainable business models. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Strategic Growth Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	4.75%	1.03%	4.56%	2.78%	4/30/98
Service	4.50	0.80	N/A	2.60	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.85%
Service	1.06	1.10

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 06/30/123

Holding	% of Total Net Assets	Line of Business
Apple, Inc.	8.4%	Technology Hardware & Equipment
Google, Inc. Class A	4.1	Software & Services
QUALCOMM, Inc.	4.0	Technology Hardware & Equipment
American Tower Corp. (REIT)	3.7	Real Estate
Microsoft Corp.	3.3	Software & Services
Schlumberger Ltd.	3.0	Energy
Amazon.com Ltd.	3.0	Retailing
Crown Castle International Corp.	2.9	Telecommunication Services
Costco Wholesale Corp.	2.9	Food & Staples Retailing
American Express Co.	2.4	Diversified Financials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%
Capital Goods – 4.9%
32,953	Caterpillar, Inc.	$2,798,039
112,632	Danaher Corp.	5,865,875
123,573	Honeywell International, Inc.	6,900,316
49,019	Rockwell Automation, Inc.	3,238,195

		18,802,425

Consumer Durables & Apparel – 3.2%
81,890	NIKE, Inc. Class B	7,188,304
61,495	PVH Corp.	4,783,696

		11,972,000

Consumer Services – 2.7%
152,039	Marriott International, Inc. Class A	5,959,929
25,083	McDonald’s Corp.	2,220,598
34,549	Yum! Brands, Inc.	2,225,646

		10,406,173

Diversified Financials – 6.8%
160,362	American Express Co.	9,334,672
23,752	CME Group, Inc.	6,368,149
22,801	IntercontinentalExchange, Inc.*	3,100,480
93,641	Northern Trust Corp.	4,309,359
43,511	T. Rowe Price Group, Inc.	2,739,452

		25,852,112

Energy – 5.8%
33,330	Devon Energy Corp.	1,932,807
173,973	Halliburton Co.	4,939,093
27,263	National Oilwell Varco, Inc.	1,756,828
22,873	Occidental Petroleum Corp.	1,961,817
174,955	Schlumberger Ltd.	11,356,329

		21,946,874

Food & Staples Retailing – 2.9%
114,536	Costco Wholesale Corp.	10,880,920

Food, Beverage & Tobacco – 4.8%
61,044	Diageo PLC ADR	6,291,805
101,856	PepsiCo, Inc.	7,197,145
56,228	Philip Morris International, Inc.	4,906,455

		18,395,405

Health Care Equipment & Services – 2.1%
19,956	C. R. Bard, Inc.	2,144,073
149,699	St. Jude Medical, Inc.	5,974,487

		8,118,560

Household & Personal Products – 2.1%
173,257	Avon Products, Inc.	2,808,496
85,350	The Procter & Gamble Co.	5,227,687

		8,036,183

Common Stocks – (continued)
Materials – 3.3%
50,851	Ecolab, Inc.	$3,484,819
81,911	Praxair, Inc.	8,906,183

		12,391,002

Media – 2.0%
42,368	Discovery Communications, Inc. Class A*	2,287,872
115,426	Viacom, Inc. Class B	5,427,331

		7,715,203

Pharmaceuticals, Biotechnology & Life Sciences – 9.1%
144,060	Abbott Laboratories	9,287,548
64,800	Agilent Technologies, Inc.	2,542,752
44,047	Celgene Corp.*	2,826,056
116,961	Gilead Sciences, Inc.*	5,997,760
28,770	Johnson & Johnson	1,943,701
52,255	Sanofi ADR	1,974,194
37,328	Shire PLC ADR	3,224,766
108,130	Teva Pharmaceutical Industries Ltd. ADR	4,264,647
46,278	Vertex Pharmaceuticals, Inc.*	2,587,866

		34,649,290

Real Estate – 5.1%
202,167	American Tower Corp. (REIT)	14,133,495
317,635	CBRE Group, Inc. Class A*	5,196,509

		19,330,004

Retailing – 7.8%
49,551	Amazon.com, Inc.*	11,314,971
29,102	Family Dollar Stores, Inc.	1,934,701
250,297	Lowe’s Companies, Inc.	7,118,447
5,025	Priceline.com, Inc.*	3,339,213
219,370	Urban Outfitters, Inc.*	6,052,418

		29,759,750

Semiconductors & Semiconductor Equipment – 2.2%
252,803	Xilinx, Inc.	8,486,597

Software & Services – 15.2%
43,862	Equinix, Inc.*	7,704,360
78,557	Facebook, Inc. Class A*	2,444,694
26,925	Google, Inc. Class A*	15,618,385
15,667	Mastercard, Inc. Class A	6,738,533
410,598	Microsoft Corp.	12,560,193
258,126	Oracle Corp.	7,666,342
38,223	Salesforce.com, Inc.*	5,284,712

		58,017,219

Technology Hardware & Equipment – 15.2%
97,496	Amphenol Corp. Class A	5,354,480
54,596	Apple, Inc.*	31,884,064
175,968	NetApp, Inc.*	5,599,302
271,655	QUALCOMM, Inc.	15,125,751

		57,963,597

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
Telecommunication Services – 2.9%
190,306	Crown Castle International Corp.*	$11,163,350

TOTAL COMMON STOCKS
(Cost $304,142,436)		$373,886,664

Exchange Traded Fund – 1.0%
61,000	iShares Russell 1000 Growth Index Fund
(Cost $3,788,507)		$3,857,030

TOTAL INVESTMENTS – 99.1%		$377,743,694
(Cost $307,930,943)

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		3,567,326

NET ASSETS – 100.0%		$381,311,020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $307,930,943)	$377,743,694
Cash	2,887,432
Receivables:
Investments sold	8,715,550
Dividends	330,863
Fund shares sold	98,912
Other assets	1,992
Total assets	389,778,443

Liabilities:
Payables:
Investments purchased	7,959,200
Amounts owed to affiliates	277,786
Fund shares redeemed	139,721
Accrued expenses	90,716
Total liabilities	8,467,423

Net Assets:
Paid-in capital	370,446,765
Undistributed net investment income	847,289
Accumulated net realized loss	(59,795,785)
Net unrealized gain	69,812,751
NET ASSETS	$381,311,020
Net Assets:
Institutional	$105,680,700
Service	275,630,320
Total Net Assets	$381,311,020
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	8,148,921
Service	21,305,110
Net asset value, offering and redemption price per share:
Institutional	$12.97
Service	12.94

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment income:
Dividends	$2,473,783

Expenses:
Management fees	1,424,875
Distribution and Service fees — Service Class	339,556
Professional fees	39,455
Transfer Agent fees(a)	37,993
Custody and accounting fees	26,933
Printing and mailing costs	25,840
Trustee fees	8,284
Other	4,927
Total expenses	1,907,863
Less — expense reductions	(77,726)
Net expenses	1,830,137
NET INVESTMENT INCOME	643,646

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $13,376)	10,526,853
Net change in unrealized gain on investments	28,341,438
Net realized and unrealized gain	38,868,291
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,511,937

(a) Institutional and Service Shares had Transfer Agent fees of $10,831 and $27,162, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$643,646	$1,084,311
Net realized gain	10,526,853	1,716,156
Net change in unrealized gain (loss)	28,341,438	(12,855,759)
Net increase (decrease) in net assets resulting from operations	39,511,937	(10,055,292)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(485,834)
Service Shares	—	(559,643)
Total distributions to shareholders	—	(1,045,477)

From share transactions:
Proceeds from sales of shares	20,491,487	51,059,219
Reinvestment of distributions	—	1,045,477
Cost of shares redeemed	(26,918,961)	(51,157,583)
Net increase (decrease) in net assets resulting from share transactions	(6,427,474)	947,113
TOTAL INCREASE (DECREASE)	33,084,463	(10,153,656)

Net assets:

Beginning of period	348,226,557	358,380,213
End of period	$381,311,020	$348,226,557
Undistributed net investment income	$847,289	$203,643

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income		Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - Institutional	$11.64	$0.03		$1.30	$1.33	$—		$12.97	11.43%	$105,681	0.78	%(c)	0.82	%(c)	0.52	%(c)	25%
2012 - Service	11.63	0.02		1.29	1.31	—		12.94	11.26	275,630	1.03	(c)	1.07	(c)	0.27	(c)	25

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	12.01	0.06		(0.37)	(0.31)	(0.06)		11.64	(2.62)	102,018	0.83		0.85		0.47		35
2011 - Service	12.00	0.03		(0.37)	(0.34)	(0.03)		11.63	(2.86)	246,208	1.08		1.10		0.23		35
2010 - Institutional	10.89	0.05		1.12	1.17	(0.05)		12.01	10.74	120,027	0.86		0.86		0.49		38
2010 - Service	10.88	0.03		1.11	1.14	(0.02)		12.00	10.50	238,353	1.11		1.11		0.24		38
2009 - Institutional	7.40	0.03		3.50	3.53	(0.04	)(d)	10.89	47.75	125,258	0.85		0.85		0.35		64
2009 - Service	7.39	0.01		3.50	3.51	(0.02	)(d)	10.88	47.50	219,909	1.10		1.10		0.10		64
2008 - Institutional	12.73	0.02		(5.34)	(5.32)	(0.01)		7.40	(41.67)	95,218	0.81		0.81		0.20		44
2008 - Service	12.73	(0.01)		(5.33)	(5.34)	—		7.39	(41.86)	167,930	1.06		1.06		(0.05)		44
2007 - Institutional	11.58	0.02	(e)	1.15	1.17	(0.02)		12.73	10.13	172,418	0.86	(f)	0.86	(f)	0.18	(e)(f)	53
2007 - Service	11.58	0.01	(e)	1.15	1.16	(0.01)		12.73	10.01	343,100	0.96	(f)	1.11	(f)	0.08	(e)(f)	53

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes a return of capital amounting to less than $0.005 per share.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.09% of average net assets.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$377,743,694	$—	$—

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.71	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM waived approximately $76,000 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the six months ended June 30, 2012, custody fee credits were approximately $1,700.

As of June 30, 2012, the amounts owed to affiliates were approximately $216,700, $55,000 and $6,100 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were $95,683,950 and $100,446,271, respectively.

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2011, the Fund’s capital loss carryovers and certain timing differences, on a tax-basis were as follows:

Capital loss carryovers:(1)
Expiring 2016	$(23,475,963)
Expiring 2017	(43,614,413)
Total capital loss carryovers	$(67,090,376)
Timing differences (Post October loss deferral)	$(15,314)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$311,147,891
Gross unrealized gain	80,203,262
Gross unrealized loss	(13,607,459)
Net unrealized security gain	$66,595,803

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

10.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	216,679	$2,783,240	538,621	$6,419,175
Reinvestment of distributions	—	—	41,918	485,834
Shares redeemed	(830,763)	(10,747,554)	(1,809,316)	(21,631,128)
	(614,084)	(7,964,314)	(1,228,777)	(14,726,119)
Service Shares
Shares sold	1,380,977	17,708,247	3,737,423	44,640,044
Reinvestment of distributions	—	—	48,328	559,643
Shares redeemed	(1,249,454)	(16,171,407)	(2,477,738)	(29,526,455)
	131,523	1,536,840	1,308,013	15,673,232
NET INCREASE (DECREASE)	(482,561)	$(6,427,474)	79,236	$947,113

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/12	Ending Account Value 6/30/12		Expenses Paid for the 6 Months Ended 6/30/12*

Institutional
Actual	$1,000	$1,114.30		$4.10
Hypothetical 5% return	1,000	1,020.98	+	3.92

Service
Actual	1,000	1,112.60		5.41
Hypothetical 5% return	1,000	1,019.74	+	5.17

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.78% and 1.03% for the Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic Growth Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2012. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees observed that the Fund placed in the top half of its peer group for the one- and three-year periods, and in the bottom half of its peer group for the five-year period ended March 31, 2012. They noted that the Fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three- and five-year periods ended March 31, 2012. The Independent Trustees noted that the Fund demonstrated improved performance in the one-year period ended March 31, 2012.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history, comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.75%
Next $1 billion	0.68
Next $3 billion	0.65
Next $3 billion	0.64
Over $8 billion	0.63

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic Growth Fund.

©2012 Goldman Sachs. All rights reserved.

VITGRWSAR12/79378.MF.MED.TMPL/8/2012

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Mid Cap Value Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Value Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 7.79% and 7.63%, respectively. These returns compare to the 7.78% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets gained significant ground during the Reporting Period, with relatively strong performance versus many other developed markets reflecting optimism on a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 9.49% for the six months ended June 30, 2012.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

U.S. equity markets then retreated in April and May 2012 amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles as well as disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

For the Reporting Period overall, sector performance was widely dispersed, with no clear trend between economically-sensitive and traditional defensive sectors. Within the S&P® 500 Index, energy was the only sector to generate negative returns, in large part because of the decline in oil prices during the second calendar quarter. Other lagging sectors included utilities, materials, industrials and consumer staples. The financials sector posted amongst the strongest returns during the Reporting Period, despite a downgrade from Moody’s Investors Service of 15 international banks. Other strong sectors within the S&P® 500 Index during the Reporting Period were telecommunication services, information technology and consumer discretionary.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap stocks, as measured by the Russell 1000® Index, gaining most, followed by small-cap stocks and then mid-cap stocks, as measured by the Russell 2000® Index and Russell Midcap® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

Stock selection overall had the greatest effect on the Fund’s performance relative to the Russell Index during the Reporting Period.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Which equity market sectors most significantly affected Fund performance?

Detracting from the Fund’s relative results most was stock selection in the information technology, energy and consumer staples sectors, where company-specific issues weighed on certain holdings. Such detractors were offset by effective stock selection in the materials, telecommunication services and financials sectors, which helped the Fund’s performance relative to the Russell Index.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

Detracting from the Fund’s results relative to its benchmark index were positions in oilfield services firm Key Energy Services, communications equipment provider Polycom and mattress and pillow manufacturer Tempur-Pedic International.

In April 2012, Key Energy Services reported first calendar quarter earnings that missed profit expectations due to slow growth in U.S. natural gas drilling and increased costs associated with moving from a focus on natural gas to oil. Key Energy Services’ shares fell after the company’s earnings announcement, yet we felt the challenges the company faced could be temporary due to the transitional costs of shifting its business focus. In late May, we added to the Fund’s position in the company when its management indicated an expanded share buyback program. On June 21, 2012, Key Energy Services lowered its second quarter and full year forecasts, citing softer than expected revenue and decelerating growth in the liquid shale markets. The company also noted that declining natural gas prices challenged parts of its business, but it was still confident it would meet its U.S. rig service business estimates. Overall, at the end of the Reporting Period, we believed Key Energy Services could be a major beneficiary of the rapid growth in oil shale drilling occurring in the U.S. The company’s new management had made, in our view, the right decisions in exiting pressure pumping close to its peak last year, increasing value added capacity and services and aligning itself with what we consider to be the best operators in the industry. We believe margins and return on capital employed (“ROCE”) could expand rapidly, leading to strong earnings growth. Key Energy Services also has the potential, we believe, to be a take-out target as major oil service companies become increasingly interested in building capabilities in oil well completion services.

Polycom underperformed after pre-announcing that both revenue and earnings would miss expectations, primarily driven by shortfalls in the Asia-Pacific region and North America. However, despite these near-term execution headwinds, we remained, at the end of the Reporting Period, positive on the company’s secular growth over the long term. We believe expectations for the company have been reset and that Polycom should be able to report strong earnings in the future, driven by product ramp execution and leverage to its new unified communications platform, Microsoft Lync.

Shares of Tempur-Pedic International fell as the company lowered its full year guidance for revenue growth. Also, its management indicated the company is facing increased competition, particularly from specialty mattress shops. While we continued, at the end of the Reporting Period, to believe there is significant opportunity for gross profit margin expansion, we exited the Fund’s position, as our thesis may take longer to play out than originally anticipated.

What were some of the Fund’s best-performing individual stocks?

The Fund benefited most relative to the Russell Index from positions in specialty media company Scripps Networks Interactive, reinsurance company Everest Re Group and wine and spirits producer Constellation Brands.

Shares of Scripps Networks Interactive rose on strong earnings and revenues that exceeded analysts’ expectations, driven by higher than expected affiliate fee growth and accelerated subscriber growth. In our view, the company should continue to benefit from an undervalued runway of affiliate fee growth, which it receives for its networks, and from several underappreciated value-enhancing capital deployment opportunities due to its strong balance sheet. At the end of the Reporting Period, we also continued to favor the stock because of its strong ties to an advertising recovery, as cable television has been taking incremental share of advertising dollars both from broadcasters given shifts in viewership and from newsprint.

Everest Re Group, a provider of property and casualty reinsurance services, reported positive earnings early in the Reporting Period due to lower incurred losses from a year-earlier period. In addition, as a result of fewer natural disasters, the insurance sector broadly saw improved performance during the Reporting Period. Everest Re Group remains one of the longest-standing reinsurance companies and, in our view, has a proven and disciplined track record. The company’s seasoned and established management team has generated a relatively steady return on equity (“ROE”) in a usually volatile business, and we remain confident in the company’s ability to perform well relative to its peers going forward.

Constellation Brands lowered guidance in early April 2012 due to higher than expected spending on advertising and new brand launches, causing the stock to sell off and creating what we felt was an attractive entry point for the Fund. Despite the market’s reaction, we were encouraged by the company reinvesting in its core business, and we thought the incremental positives were not appreciated by the market. In addition to a $1 billion buyback over the next two years, we believe the market was

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

under-appreciating the volume acceleration that should occur as a result of the advertising. Also, we feel the wine and spirits market is strong currently, which should allow Constellation Brands to increase prices and maintain margins going forward. In late June, as Anheuser-Busch InBev purchased the remaining shares of Grupo Modelo, Constellation made its own side deal with Anheuser-Busch InBev to purchase the rest of its joint venture with Grupo Modelo. With the deal, Constellation greatly decreased its funding costs and acquired a business it knows well for a very attractive price. Indeed, the deal drove Constellation Brands’ shares notably higher. At the end of the Reporting Period, we believe Constellation Brands remained one of the most attractive stocks in the consumer staples sector with a near to mid term perspective.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we initiated a Fund position in Ameriprise Financial, a diversified financial services company primarily engaged in financial planning, asset management, annuities and insurance. In our view, Ameriprise Financial offers an attractive business mix with steadily improving ROE and an increased ability to return capital to shareholders through a combination of dividends and share repurchases. Over the past several years, its management has shown improvement in its ability to make effective acquisitions, and we believe it will continue to improve profitability and gain market share within the industry. Finally, given the improving quality and scope of the company’s asset management and brokerage business, we felt the stock was trading at a discounted valuation relative to its peers.

We established a Fund position in global semiconductor company Altera. In our view, Altera is an industry share gainer with attractive margins and incremental return potential. We believe we are at the bottom of an inventory cycle, and with the expected return of telecommunications spending during the second half of 2012, Altera’s business should reaccelerate. As the programmable logic device (“PLD”) industry continues to aggressively transition to more advanced nodes, we believe Altera should be able to increase market share as its solutions become increasingly more power and price competitive.

We sold the Fund’s position in Xilinx, a designer, developer and marketer of programmable platforms. While we believe the industry dynamics are favorable for PLD companies in general, we felt that Xilinx was trading at a relatively expensive valuation compared to its peers. Also, due to incremental market share shifts away from Xilinx, we saw higher upside with Altera in this industry.

We eliminated the Fund’s position in Bunge, a global agribusiness and food company. Bunge has what we consider to be a strong management team and a good international growth profile, and its stock rose significantly during the first calendar quarter. Indeed, it was one of the Fund’s top contributors within the consumer staples sector during the first quarter of 2012. However, with increasing macroeconomic uncertainty and the fact that Bunge generates nearly a third of its business in Europe, we felt the risk/reward tradeoff was more attractive in other names.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer staples and financials increased compared to the Russell Index. The Fund’s allocation compared to the benchmark index in industrials decreased. The Fund’s position in cash also decreased during the Reporting Period.

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2012, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in industrials and energy and was rather neutrally weighted to the Russell Index in consumer staples, financials, health care, materials, telecommunications services and utilities.

What is the Fund’s tactical view and strategy for the months ahead?

We remain constructive in our view ahead for U.S. equities. At the end of the Reporting Period, we saw valuations as reasonable relative to history and strong corporate balance sheets as providing companies with a number of opportunities to create shareholder value. Economic activity remained muted by historical standards, but several indicators were moving in a positive direction and

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

suggested ongoing U.S. economic growth. For example, initial jobless claims appeared to have stabilized below levels seen in 2011; U.S. housing statistics had improved through the first half of 2012; and retail gas prices moved lower.

We recognize that risks remain, as the financial situation in Europe and slower than expected economic growth in China have potential negative implications for economic growth in the U.S. Domestically, the “fiscal cliff” and the upcoming elections in November have increased uncertainty. (The “fiscal cliff” refers to tax increases and spending cuts totaling approximately $670 billion scheduled to take effect on January 1, 2013.) However, we believe the U.S. economic outlook compares favorably against other developed nations. While the U.S. equity markets over the past two summers have been volatile and often headline- or macro-driven, our bottom-up, fundamental research process requires us to look past short-term events and select companies where we see the ability for long-term value creation. We remain ready to add to or initiate new positions in well-managed companies that demonstrate competitive advantages and sustainable business models. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

5

FUND BASICS

Mid Cap Value Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 06/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-4.87%	-0.15%	7.52%	7.45%	5/01/98
Service	-5.10	-0.38	N/A	3.08	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.83%	0.86%
Service	1.08	1.11

[2]

The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights of this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 06/30/123

Holding	% of Total Net Assets	Line of Business
Everest Re Group Ltd.	1.9%	Insurance
Principal Financial Group, Inc.	1.8	Insurance
Xcel Energy, Inc.	1.7	Utilities
SLM Corp.	1.6	Diversified Financials
Sempra Energy	1.6	Utilities
PPL Corp.	1.6	Utilities
The J.M. Smucker Co.	1.6	Food, Beverage & Tobacco
Host Hotels & Resorts, Inc.	1.5	Real Estate Investment Trust
AvalonBay Communities, Inc.	1.5	Real Estate Investment Trust
Invesco Ltd.	1.5	Diversified Financials
[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 99.5%
Automobiles & Components – 0.9%
80,130	Lear Corp.	$3,023,305
111,794	TRW Automotive Holdings Corp.*	4,109,547

		7,132,852

Banks – 4.1%
137,159	CIT Group, Inc.*	4,888,347
153,191	First Republic Bank*	5,147,217
128,637	M&T Bank Corp.	10,621,557
462,638	SunTrust Banks, Inc.	11,209,719

		31,866,840

Capital Goods – 7.8%
136,868	BE Aerospace, Inc.*	5,975,657
181,369	Dover Corp.	9,723,192
71,584	Fortune Brands Home & Security, Inc.*	1,594,176
80,223	Gardner Denver, Inc.	4,244,599
185,598	Lennox International, Inc.	8,654,435
184,990	Pentair, Inc.	7,081,417
7,792	Regal-Beloit Corp.	485,130
121,856	Rockwell Automation, Inc.	8,049,807
280,200	Spirit Aerosystems Holdings, Inc. Class A*	6,677,166
338,135	Textron, Inc.	8,409,417

		60,894,996

Commercial & Professional Services – 0.6%
187,607	Republic Services, Inc.	4,964,081

Consumer Durables & Apparel – 1.4%
6,152	NVR, Inc.*	5,229,200
73,265	PVH Corp.	5,699,284

		10,928,484

Consumer Services – 1.4%
662,188	MGM Resorts International*	7,390,018
69,044	Starwood Hotels & Resorts Worldwide, Inc.	3,662,094

		11,052,112

Diversified Financials – 6.9%
211,740	Ameriprise Financial, Inc.	11,065,532
168,487	Discover Financial Services	5,826,281
511,596	Invesco Ltd.	11,562,070
124,418	Lazard Ltd. Class A	3,233,624
800,592	SLM Corp.	12,577,300
404,681	The NASDAQ OMX Group, Inc.	9,174,118

		53,438,925

Energy – 7.4%
191,438	Cabot Oil & Gas Corp.	7,542,657
169,418	Cameron International Corp.*	7,235,843
144,777	Energen Corp.	6,533,786
144,262	EQT Corp.	7,736,771
118,813	HollyFrontier Corp.	4,209,545
309,882	Key Energy Services, Inc.*	2,355,103

Shares	Description	Value
Common Stocks – (continued)
Energy – (continued)
167,064	Marathon Petroleum Corp.	$7,504,515
82,369	Pioneer Natural Resources Co.	7,265,769
113,332	Range Resources Corp.	7,011,851

		57,395,840

Food, Beverage & Tobacco – 5.1%
280,539	Coca-Cola Enterprises, Inc.	7,866,314
319,511	Constellation Brands, Inc. Class A*	8,645,968
107,226	Ingredion, Inc.	5,309,831
44,152	Lorillard, Inc.	5,825,856
160,186	The J.M. Smucker Co.	12,097,247

		39,745,216

Health Care Equipment & Services – 3.6%
265,810	Aetna, Inc.	10,305,454
1,750,869	Boston Scientific Corp.*	9,927,427
425,614	Hologic, Inc.*	7,678,077

		27,910,958

Household & Personal Products – 0.4%
57,801	Church & Dwight Co., Inc.	3,206,222

Insurance – 9.0%
139,927	Everest Re Group Ltd.	14,481,045
290,031	Hartford Financial Services Group, Inc.	5,113,247
104,131	PartnerRe Ltd.	7,879,593
527,015	Principal Financial Group, Inc.	13,823,603
279,678	W.R. Berkley Corp.	10,885,068
225,711	Willis Group Holdings PLC	8,236,194
439,851	XL Group PLC	9,254,465

		69,673,215

Materials – 5.6%
187,013	Albemarle Corp.	11,153,455
130,162	Ball Corp.	5,343,150
74,643	Carpenter Technology Corp.	3,570,921
120,957	Crown Holdings, Inc.*	4,171,807
123,549	Cytec Industries, Inc.	7,244,914
49,140	Martin Marietta Materials, Inc.	3,873,215
158,132	Reliance Steel & Aluminum Co.	7,985,666

		43,343,128

Media – 1.3%
178,657	Scripps Networks Interactive, Inc. Class A	10,158,437

Pharmaceuticals, Biotechnology & Life Sciences – 3.8%
235,868	Life Technologies Corp.*	10,611,701
428,456	Mylan, Inc.*	9,156,105
541,542	Warner Chilcott PLC Class A*	9,704,433

		29,472,239

Real Estate Investment Trust – 11.0%
140,436	Alexandria Real Estate Equities, Inc.	10,212,506
81,756	AvalonBay Communities, Inc.	11,566,839
83,778	Camden Property Trust	5,669,257

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Real Estate Investment Trust – (continued)
240,608	Douglas Emmett, Inc.	$5,558,045
746,622	Host Hotels & Resorts, Inc.	11,811,560
442,131	Kimco Realty Corp.	8,413,753
262,557	Liberty Property Trust	9,672,600
987,908	MFA Financial, Inc.	7,794,594
226,923	Tanger Factory Outlet Centers, Inc.	7,272,882
124,262	Ventas, Inc.	7,843,417

		85,815,453

Retailing – 4.9%
14,242	AutoZone, Inc.*	5,229,235
550,149	Liberty Interactive Corp. Class A*	9,787,151
291,614	Macy’s, Inc.	10,016,941
83,407	PetSmart, Inc.	5,686,689
68,694	Ross Stores, Inc.	4,291,314
115,114	Urban Outfitters, Inc.*	3,175,995

		38,187,325

Semiconductors & Semiconductor Equipment – 4.2%
300,215	Altera Corp.	10,159,276
151,679	Analog Devices, Inc.	5,713,748
138,898	Cavium, Inc.*	3,889,144
93,866	KLA-Tencor Corp.	4,622,900
228,410	Lam Research Corp.*	8,620,193

		33,005,261

Software & Services – 3.8%
123,599	Adobe Systems, Inc.*	4,000,900
71,487	Check Point Software Technologies Ltd.*	3,545,040
222,771	Fidelity National Information Services, Inc.	7,592,036
338,215	Parametric Technology Corp.*	7,088,986
130,946	Paychex, Inc.	4,113,014
145,780	QLIK Technologies, Inc.*	3,224,654

		29,564,630

Technology Hardware & Equipment – 3.4%
100,679	Amphenol Corp. Class A	5,529,291
446,611	Juniper Networks, Inc.*	7,284,225
187,613	NetApp, Inc.*	5,969,846
384,782	Polycom, Inc.*	4,047,907
104,303	SanDisk Corp.*	3,804,973

		26,636,242

Telecommunication Services – 0.8%
1,908,686	Sprint Nextel Corp.*	6,222,316

Utilities – 12.1%
267,121	Calpine Corp.*	4,410,168
130,509	CMS Energy Corp.	3,066,962
190,542	Edison International	8,803,040
142,305	Great Plains Energy, Inc.	3,046,750
170,100	Northeast Utilities	6,601,581
400,425	NV Energy, Inc.	7,039,472
37,018	OGE Energy Corp.	1,917,162

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
119,541	Pinnacle West Capital Corp.	$6,185,051
439,661	PPL Corp.	12,226,972
131,913	Questar Corp.	2,751,705
219,303	SCANA Corp.	10,491,456
179,013	Sempra Energy	12,330,415
156,479	The AES Corp.*	2,007,626
477,081	Xcel Energy, Inc.	13,553,871

		94,432,231

TOTAL INVESTMENTS – 99.5%
(Cost $723,539,577)		$775,047,003

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%		4,203,542

NET ASSETS – 100.0%		$779,250,545

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $723,539,577)	$775,047,003
Cash	4,367,620
Receivables:
Investments sold	6,367,522
Dividends	1,434,030
Fund shares sold	592,385
Other assets	3,937
Total assets	787,812,497

Liabilities:
Payables:
Investments purchased	7,251,492
Fund shares redeemed	636,524
Amounts owed to affiliates	529,122
Accrued expenses	144,814
Total liabilities	8,561,952

Net Assets:
Paid-in capital	840,978,514
Undistributed net investment income	6,806,160
Accumulated net realized loss	(120,041,555)
Net unrealized gain	51,507,426
NET ASSETS	$779,250,545
Net Assets:
Institutional	$595,428,114
Service	183,822,431
Total Net Assets	$779,250,545
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	42,198,874
Service	13,025,687
Net asset value, offering and redemption price per share:
Institutional	$14.11
Service	14.11

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $366)	$6,969,285

Expenses:
Management fees	3,188,616
Distribution and Service fees — Service Class	220,166
Transfer Agent fees(a)	79,709
Printing and mailing costs	71,216
Custody and accounting fees	42,897
Professional fees	36,593
Trustee fees	8,595
Other	13,438
Total expenses	3,661,230
Less — expense reductions	(126,171)
Net expenses	3,535,059
NET INVESTMENT INCOME	3,434,226

Realized and unrealized gain:
Net realized gain from investments (including commissions recaptured of $113,587)	28,034,577
Net change in unrealized gain on investments	27,837,620
Net realized and unrealized gain	55,872,197
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,306,423

(a) Institutional and Service Shares had Transfer Agent fees of $62,097 and $17,612, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$3,434,226	$6,667,015
Net realized gain	28,034,577	80,337,958
Net change in unrealized gain (loss)	27,837,620	(139,903,556)
Net increase (decrease) in net assets resulting from operations	59,306,423	(52,898,583)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(5,031,254)
Service Shares	—	(935,469)
Total distributions to shareholders	—	(5,966,723)

From share transactions:
Proceeds from sales of shares	32,470,460	87,019,443
Reinvestment of distributions	—	5,966,723
Cost of shares redeemed	(76,962,090)	(185,869,286)
Net decrease in net assets resulting from share transactions	(44,491,630)	(92,883,120)
TOTAL INCREASE (DECREASE)	14,814,793	(151,748,426)

Net assets:

Beginning of period	764,435,752	916,184,178
End of period	$779,250,545	$764,435,752
Undistributed net investment income	$6,806,160	$3,371,934

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - Institutional	$13.09	$0.06		$0.96	$1.02	$—	$—	$—	$14.11	7.79%	$595,428	0.83	%(c)	0.86	%(c)	0.91	%(c)	48%
2012 - Service	13.11	0.05		0.95	1.00	—	—	—	14.11	7.63	183,822	1.08	(c)	1.11	(c)	0.69	(c)	48
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	14.10	0.11		(1.01)	(0.90)	(0.11)	—	(0.11)	13.09	(6.38)	604,797	0.85		0.86		0.81		75
2011 - Service	14.12	0.08		(1.01)	(0.93)	(0.08)	—	(0.08)	13.11	(6.59)	159,638	1.10		1.11		0.61		75
2010 - Institutional	11.35	0.08		2.76	2.84	(0.09)	—	(0.09)	14.10	25.00	769,552	0.87		0.87		0.65		88
2010 - Service	11.37	0.05		2.76	2.81	(0.06)	—	(0.06)	14.12	24.69	146,632	1.12		1.12		0.44		88
2009 - Institutional	8.66	0.14	(d)	2.73	2.87	(0.18)	—	(0.18)	11.35	33.15	834,376	0.86		0.86		1.46	(d)	111
2009 - Service	8.68	0.12	(d)	2.73	2.85	(0.16)	—	(0.16)	11.37	32.78	122,402	1.11		1.11		1.21	(d)	111
2008 - Institutional	14.02	0.14	(e)	(5.34)	(5.20)	(0.14)	(0.02)	(0.16)	8.66	(36.97)	748,682	0.84		0.84		1.16	(e)	93
2008 - Service	14.03	0.11	(e)	(5.34)	(5.23)	(0.10)	(0.02)	(0.12)	8.68	(37.13)	111,437	1.09		1.09		0.91	(e)	93
2007 - Institutional	16.09	0.14	(f)	0.39	0.53	(0.13)	(2.47)	(2.60)	14.02	3.20	1,559,013	0.87	(g)	0.87	(g)	0.85	(f)(g)	84
2007 - Service	16.09	0.12	(f)	0.40	0.52	(0.11)	(2.47)	(2.58)	14.03	3.16	225,190	0.97	(g)	1.12	(g)	0.75	(f)(g)	84

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.37% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.11% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.06% of average net assets.
(g)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statement of Operations.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of June 30, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$775,047,003	$—	$—

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
0.80%	0.72%	0.68%	0.67%	0.80%	0.77	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM waived approximately $119,600 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM did not make any reimbursements to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the six months ended June 30, 2012, custody fee credits were approximately $6,600.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2012, the amounts owed to affiliates were approximately $480,400, $36,300 and $12,400 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2012, Goldman Sachs earned approximately $26,900 in brokerage commissions from portfolio transactions on behalf of the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were $379,295,733 and $396,420,338, respectively.

6.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2011, the Fund’s capital loss carryovers and certain timing differences, on a tax-basis were as follows:

Capital loss carryovers:(1)
Expiring 2017	$(129,955,252)
Timing differences (post October loss deferral and certain REIT dividends)	$(12,963,708)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$728,516,368
Gross unrealized gain	80,458,262
Gross unrealized loss	(33,927,627)
Net unrealized security gain	$46,530,635

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and differences related to the tax treatment of partnership and real estate investment trust investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

7.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

8.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

10.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

11.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	681,010	$9,651,331	2,829,878	$39,771,062
Reinvestment of distributions	—	—	390,625	5,031,254
Shares redeemed	(4,674,352)	(66,121,869)	(11,606,383)	(162,091,250)
	(3,993,342)	(56,470,538)	(8,385,880)	(117,288,934)
Service Shares
Shares sold	1,615,304	22,819,129	3,411,041	47,248,381
Reinvestment of distributions	—	—	72,573	935,469
Shares redeemed	(765,670)	(10,840,221)	(1,691,746)	(23,778,036)
	849,634	11,978,908	1,791,868	24,405,814
NET DECREASE	(3,143,708)	$(44,491,630)	(6,594,012)	$(92,883,120)

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/12	Ending Account Value 6/30/12		Expenses Paid for the 6 Months Ended 6/30/12*
Institutional
Actual	$1,000	$1,077.90		$4.29
Hypothetical 5% return	1,000	1,020.74	+	4.17
Service
Actual	1,000	1,076.30		5.58
Hypothetical 5% return	1,000	1,019.49	+	5.42

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.83% and 1.08% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), its benchmark performance index, a comparable institutional composite managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2012. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees observed that the Fund placed in the top half of its peer group for the five-year period, and in the bottom half of its peer group for the one- and three-year periods ended March 31, 2012. The Fund also outperformed its benchmark

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

index for the five-year period, and underperformed its benchmark index for each of the one- and three-year periods ended March 31, 2012. The Independent Trustees noted that the Investment Adviser had taken steps to address the Fund’s underperformance, including the reduction of the number of portfolio managers in order to focus the team’s strategic strengths and to enhance accountability for performance. They indicated that would continue to monitor the Fund’s performance closely.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history, comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.80%
Next $3 billion	0.72
Next $3 billion	0.68
Over $8 billion	0.67

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital international Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Mid Cap Value Fund.

© 2012 Goldman Sachs. All rights reserved.

VITMCVSAR12/79281.MF.MED.TMPL/8/2012

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Strategic International Equity Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs International Equity Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust —Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 7.64% and 7.34%, respectively. These returns compare to the 2.96% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”), during the same time period.

What economic and market factors most influenced the international equity markets as a whole during the Reporting Period?

International equities, as measured by the MSCI EAFE Index, gained 2.96% in U.S. dollar terms during the Reporting Period. Solid gains from early in the Reporting Period were virtually erased in April and May as global equity markets reflected increased angst over the fate of the Eurozone and slowing global economic data. However, a strong rally in late June boosted returns back into positive territory.

Early in the Reporting Period, financials stocks rebounded sharply from lagging performance in 2011, as central banks in Europe, Japan and the U.S. took action. Despite widespread downgrades of European sovereign debt by Standard & Poor’s, markets reflected improved sentiment that a financial crisis could be averted through liquidity provided by the European Central Bank’s longer-term refinancing operation and the proposal of a fiscal compact for the European Monetary Union (“EMU”). Japanese equities rose as the yen weakened significantly early in the Reporting Period following the Bank of Japan’s surprise monetary policy easing in the form of increased asset purchases. The U.S. Federal Reserve Board (the “Fed”) committed to keeping interest rates low until at least late 2014.

By April, optimism on Europe had given way to uncertainty and fear of an EMU break-up, a sentiment that would last into June. The changing political landscape unnerved markets. The French did not re-elect their president, who had worked closely with Germany’s chancellor since the start of the sovereign debt crisis, and elected a socialist. The Dutch coalition government broke up. In addition, deepening concerns over the health of Spanish banks and Greece’s potential exit from the EMU weighed heavily on European equity markets, the euro and the financials sector, particularly large European banks. Despite further easing from the Bank of Japan, the yen continued to rise and pressured Japanese equities. Further, economic data from the U.S. began to lose some momentum and called into question the U.S. recovery and the state of the global economy. The gloomy mood prevailed into June as Spain’s banking system required a bailout and Moody’s Investors Service downgraded 15 international banks. However, markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks.

Anticipating weaker global demand, the benchmark Brent crude oil price slid from a high of about $125 per barrel during the Reporting Period to less than $100 per barrel by the end of June. Both the energy and materials sectors were impacted by the expected slower global economic growth. From a regional perspective, Asia ex-Japan performed best during the Reporting Period, largely driven by particularly strong returns in the Hong Kong and Singapore markets.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s outperformance of the MSCI EAFE Index during the Reporting Period can be primarily attributed to individual stock selection.

What were some of the Fund’s best-performing individual stocks?

The greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were Finnish winter tire manufacturer Nokian Renkaat, U.K. auto insurance company Admiral Group and Belgium-based biopharmaceutical manufacturing company UCB.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Nokian Renkaat performed particularly well during the Reporting Period after the company announced strong results with better than expected guidance for 2012. Russian car sales were strong during the Reporting Period, which proved to be a good leading indicator for Nokian Renkaat tire demand.

After severe underperformance toward the end of 2011, Admiral Group’s share price performed well during the Reporting Period. Concerns over large bodily injury claims, which had negatively impacted the stock in the fourth quarter of 2011, seem to have eased. Admiral Group’s share price was also positively affected by the announcement that it is extending its existing U.K. car reinsurance arrangements, which affirms that the reinsurers perceive the recent issues within the company as temporary. The company also reported a consensus-beating full year pre-tax profit during the Reporting Period.

The Fund’s position in UCB performed well as the company’s share price gradually increased during the first quarter of 2012. While there were no specific company news items that drove its share price up during the Reporting Period, we believe the share price increase showed that investors have started to look at the growth prospects of UCB. In our view, 2013 should be the trough year for the company, and the company should subsequently see sustainable double-digit growth driven by an attractive product pipeline.

Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

The biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were German-based global investment bank Deutsche Bank, Brazilian retailer Magazine Luisa and German steel producer ThyssenKrupp.

A new purchase for the Fund during the Reporting Period, Deutsche Bank’s share price was negatively affected during the Reporting Period by the continuing uncertainty and volatility surrounding the broader European financials sector. In addition, the company reported a lower than expected first calendar quarter headline pre-tax profit, mainly weighed upon by litigation charges and impairment charges. That said, we added to the Fund’s position in Deutsche Bank as the Reporting Period progressed, as we sought to take advantage of the weakness in its share price. We believe over the longer term Deutsche Bank should benefit from a recovery in investment banking activities if markets stabilize and investor confidence return as anticipated.

Shares of Magazine Luiza, one of the largest household appliance retail chains in Brazil, declined during the Reporting Period due to weak first quarter 2012 results, primarily reflecting non-recurring costs related to newly acquired stores, Lojas Maia and Lojas do Bau. Also, despite the good default behavior of its customers, there was an increase in provisions of LuizaCred, the group’s financial arm, required by its partner Banco Itau, as a conservative measure. Our investment thesis in Magazine Luiza lies on continued strong top-line growth driven by low sector penetration, higher affordability on the back of employment and income growth, and market share gains. Most importantly, at the end of the Reporting Period, we continued to expect a significant acceleration of earnings growth on the back of margin improvement. In our view, the margin expansion will result from the phase-out of non-recurring expenses from completing the integration of the acquisitions as well as from lower provisioning on the back of continued improvement in its credit card default levels.

ThyssenKrupp’s share price was negatively impacted during the Reporting Period by concerns about weak global economic conditions. Weak economic demand in Europe had led to downgrades in steel profitability. The company’s share price also fell after it reported a wider than expected first quarter 2012 net loss and a disappointing net debt position.

Which equity market sectors most significantly affected Fund performance?

Effective security selection within the telecommunication services, financials and materials sectors contributed positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period. The Fund’s underweighted positions in the comparatively weak telecommunication services and materials sectors relative to the MSCI EAFE Index also added value.

The biggest detractor from the Fund’s relative results during the Reporting Period was utilities, where both stock selection and having an underweighted position in the strongly-performing area, weighed negatively on performance. No other sectors detracted significantly from the Fund’s results during the Reporting Period.

Which countries or regions most affected the Fund’s performance during the Reporting Period?

Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

That said, the Fund’s overall positioning in the U.K., Spain and Japan contributed most positively to the Fund’s returns relative to the MSCI EAFE Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Brazil, Hong Kong and the Czech Republic.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures, on an opportunistic basis, to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Did the Fund make any significant purchases or sales during the Reporting Period?

During the Reporting Period, we established Fund positions in Deutsche Bank, Shire and Societe Generale, as we believe each is a quality company with an attractive valuation.

More specifically, as indicated earlier, we initiated a Fund position in one of Europe’s largest investment banks, Deutsche Bank during the Reporting Period because the company is well diversified. We believe it should benefit from an anticipated recovery in investment banking activities if markets stabilize and confidence returns.

There were two key reasons whey we initiated a Fund position in Shire, one of the world’s leading specialty biopharmaceutical companies. First was growth prospects of the company’s ADHD (attention deficit hyperactivity disorder) franchise. Approximately 40% of the company sales come from products that treat the ADHD specialist condition. The ADHD market is growing at approximately 11% annually, and we believe Shire is well positioned to gain market share, especially in Europe where there is currently little competition in this market. The second reason was Shire’s sustainable enzyme replacement therapy business. Enzyme replacement therapy is a medical treatment replacing an enzyme in patients in whom that particular enzyme is deficient or absent. Shire has four drugs in this space, which amount to approximately 30% of the company’s sales. The attractive aspect of this business area is that it is an orphan drug market characterized by long intellectual property (“IP”) periods and strong pricing, and thus we expect this to help drive Shire’s profitability. (An orphan drug is a pharmaceutical agent that has been developed specifically to treat a rare medical condition, the condition itself being referred to as an orphan disease. The assignment of orphan status to a disease and to any drugs developed to treat it is a matter of public policy in many countries. In the case of health care companies, a long IP period means that long patents on one or more products exist.)

During the Reporting Period, we sold the Fund’s position in French bank BNP Paribas and reallocated the sales proceeds into Societe Generale on valuation grounds, as BNP Paribas had outperformed Societe Generale leading up to the end of 2011.

We exited the Fund’s positions in BASF, Zurich Insurance and Mitsui during the Reporting Period.

We sold the Fund’s position in German-based chemical company BASF in order to take profits, as the stock had performed well since it bottomed in October 2011. We reallocated the sales proceeds into one of the world’s leading suppliers of standard and specialty fertilizers, K&S, a name we believe to have greater potential upside.

We eliminated the Fund’s position in Zurich Insurance Group, as we had greater conviction in an Asian-based insurer, AIA Group, which we believe is in a more attractive market with greater growth potential.

We exited the Fund’s position in Mitsui, a Japanese trading company. Commodity prices were weak amid the growing concerns of a Chinese economic slowdown and financial crisis in Europe. Mitsui’s earnings are highly dependent on these commodity prices, and investors were concerned the negative conditions might not disappear in the near future. As concerns regarding the company’s earnings rose due to declines in commodity prices including crude oil and iron ore, we eliminated the Fund’s position in its shares.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

In constructing the Fund’s portfolio, we focus on picking stocks rather than on making regional, country, sector or industry bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector or country weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

At the end of June 2012, the Fund had greater weightings than the MSCI EAFE Index in the health care and energy sectors. The Fund had underweighted allocations to the financials, materials, consumer discretionary and consumer staples sectors and was rather neutrally weighted to the MSCI EAFE Index in the utilities, industrials, telecommunication services and information technology sectors at the end of the Reporting Period.

From a country perspective, the Fund had greater positions in South Korea, Switzerland and China relative to the MSCI EAFE Index at the end of June 2012. The Fund had less exposure to Australia, Hong Kong and Singapore than the MSCI EAFE Index at the end of the Reporting Period. On the same date, the Fund had rather neutral exposures to Belgium and Greece compared to the MSCI EAFE Index. (It should be noted that the Fund had 0% direct exposure to Greece, however, this is neutral compared to the benchmark weighting.)

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, but closely monitored, effect.

What is the Fund’s tactical view and strategy for the months ahead?

In our view, international equity performance will continue to be heavily influenced in the months ahead by the European sovereign debt crisis. Even with the better than expected outcome of the late June summit of European leaders, there was still much remaining uncertainty regarding Europe. However, we believe that even in a worst case scenario, in which the European Monetary Union dissolves, strong franchises will have value that should support European equity markets over the longer term. Indeed, we believe negative sentiment and deeply discounted valuations seen during the second calendar quarter could be important drivers of future returns.

At the end of the Reporting Period, sentiment toward European equities was near a record low, and global equity managers were positioned with a record underweight to Europe versus the U.S.1 Also, European equities were trading at significant discounts to their historical averages and global peers. In our view, the dire sentiment and low valuations were based on a misperception that European companies are largely tied to Europe’s economy. In reality, almost 50% of European company revenues come from outside of Europe,2 with almost a third coming from the faster growing growth and emerging markets.3 In addition, we believe the weaker euro should continue to help European exports and many corporate earnings. Therefore, despite a number of Gross Domestic Product (“GDP) downgrades for Europe, many earnings forecasts remain unchanged. We feel the deeply discounted valuations of European equities allow for more share price appreciation when the European sovereign debt crisis is eventually resolved. Improved sentiment could also contribute to future equity performance should investors return to the asset class as we anticipate.

In Japan, we believe corporate earnings will likely be the primary driver of its equity market in the mid-term to long-term. However, investor sentiment is a powerful short-term influence amidst the current uncertain global political and macroeconomic environment. In 2011, the Tohuku earthquake, the flood in Thailand and the rising yen contributed to downward earnings revisions. We continue to expect a rebound in Japan in both corporate earnings and economic growth in 2012 as these influencing factors recede. Indeed, we believe Japanese corporate earnings are in the recovery phase and that demand in the U.S. and Japan is strong, especially in the auto sector. In addition, we expect rebuilding efforts may well continue to drive robust Japanese domestic demand. We see some risk to earnings in sectors more affected by slower economic growth in Europe or China. However, Japanese equity valuations were at a historically low level at the end of the Reporting Period, despite recent improvement in return on equity (“ROE”).

As always, we continue to focus on building the Fund’s quality portfolio through intense bottom-up research and believe such a disciplined strategy will help us position the Fund effectively in these still uncertain times.

1Source: Bank of America Merrill Lynch Global Fund Manager Survey, June 2012.

2 Source: Morgan Stanley, May 2012.

3Source: Morgan Stanley Research, May 2012.

FUND BASICS

Strategic International Equity Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	-12.59%	-6.60%	3.27%	2.40%	1/12/98
Service	-12.85	-6.82	N/A	-2.20	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	1.00%	1.07%
Service	1.25	1.32

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/123

Holding	% of Total Net Assets	Line of Business	Country
Novartis AG (Registered)	3.6%	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
HSBC Holdings PLC	2.9	Banks	United Kingdom
Reed Elsevier PLC	2.8	Media	United Kingdom
Sumitomo Mitsui Financial Group, Inc.	2.5	Banks	Japan
Bayer AG (Registered)	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Germany
BP PLC	2.3	Energy	United Kingdom
Rio Tinto PLC	2.2	Materials	United Kingdom
Vodafone Group PLC	2.2	Telecommunication Services	United Kingdom
Eni SpA	2.0	Energy	Italy
Deutsche Bank AG (Registered)	1.8	Diversified Financials	Germany

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 91.3%
Australia – 2.9%
607,844	QR National Ltd. (Transportation)	$2,129,241
151,400	Westpac Banking Corp. (Banks)	3,306,006

		5,435,247

Belgium – 1.1%
39,402	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,990,407

Brazil – 0.8%
312,355	Magazine Luiza SA (Retailing)	1,461,856

China – 0.4%
1,563,000	China Citic Bank Corp. Ltd. Class H (Banks)	807,940

Czech Republic – 0.7%
35,462	CEZ AS (Utilities)	1,225,505

Finland – 1.8%
109,766	Fortum Oyj (Utilities)	2,084,504
28,014	Outotec Oyj (Capital Goods)	1,279,982

		3,364,486

France – 10.6%
16,671	Air Liquide SA (Materials)	1,905,972
14,002	Air Liquide SA-Prime De Fidelite (Materials)*	1,600,829
37,477	Compagnie Generale de Geophysique-Veritas (Energy)*	969,333
131,167	EDF SA (Utilities)	2,918,409
17,842	Remy Cointreau SA (Food, Beverage & Tobacco)	1,960,227
62,655	Safran SA (Capital Goods)	2,326,786
125,860	Societe Generale SA (Banks)	2,951,366
62,343	Total SA (Energy)	2,805,992
50,087	Vinci SA (Capital Goods)	2,340,823

		19,779,737

Germany – 6.2%
64,050	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,615,400
94,260	Deutsche Bank AG (Registered) (Diversified Financials)	3,402,150
54,951	K+S AG (Registered) (Materials)	2,515,709
67,716	ThyssenKrupp AG (Materials)	1,103,071

		11,636,330

Hong Kong – 1.9%
329,795	AIA Group Ltd. (Insurance)	1,139,132
841,000	Belle International Holdings Ltd. (Retailing)	1,440,768
335,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	887,078

		3,466,978

Shares	Description	Value
Common Stocks – (continued)
Ireland – 2.7%
41,603	Kerry Group PLC Class A (Food, Beverage & Tobacco)	$1,823,847
110,835	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,188,711

		5,012,558

Italy – 2.0%
173,835	Eni SpA (Energy)	3,693,152

Japan – 17.0%
45,700	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,994,289
14,600	FANUC Corp. (Capital Goods)	2,399,964
87,200	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	2,147,209
85,000	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	2,518,180
130,600	JS Group Corp. (Capital Goods)	2,756,209
322,000	Kubota Corp. (Capital Goods)	2,975,730
348,000	Mitsubishi Electric Corp. (Capital Goods)	2,911,530
157,000	Mitsubishi Estate Co. Ltd. (Real Estate)	2,816,706
91,600	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	2,761,314
58,500	Softbank Corp. (Telecommunication Services)	2,177,585
140,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,651,318
290,000	Tokyo Gas Co. Ltd. (Utilities)	1,482,196

		31,592,230

Netherlands – 2.7%
293	Royal Dutch Shell PLC Class A (Energy)	9,872
24,419	Royal Dutch Shell PLC Class B (Energy)	852,803
88,365	Unilever NV CVA (Food, Beverage & Tobacco)	2,951,873
38,026	Ziggo NV (Telecommunication Services)*	1,211,950

		5,026,498

Russia – 1.0%
53,938	Globaltrans Investment PLC GDR (Transportation)	974,277
15,570	OAO Lukoil ADR (Energy)	872,517

		1,846,794

South Korea – 2.0%
33,730	Kia Motors Corp. (Automobiles & Components)	2,223,133
1,456	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,541,886

		3,765,019

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Spain – 1.1%
315,890	Banco Santander SA (Banks)	$2,089,693

Sweden – 3.5%
193,341	Scania AB Class B (Capital Goods)	3,313,324
351,674	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	3,217,720

		6,531,044

Switzerland – 11.0%
44,962	Aryzta AG (Food, Beverage & Tobacco)*	2,237,969
37,187	Julius Baer Group Ltd. (Diversified Financials)*	1,348,277
119,487	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,680,675
7,967	Partners Group Holding AG (Diversified Financials)	1,416,951
12,555	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	2,168,663
11,319	Sulzer AG (Registered) (Capital Goods)	1,342,002
59,299	Temenos Group AG (Registered) (Software & Services)*	980,435
258,207	UBS AG (Registered) (Diversified Financials)*	3,021,584
34,306	Wolseley PLC (Capital Goods)	1,278,676

		20,475,232

United Kingdom – 21.9%
242,157	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,581,301
64,216	ASOS PLC (Retailing)*	1,788,813
154,969	BG Group PLC (Energy)	3,172,443
653,300	BP PLC (Energy)	4,362,867
609,218	HSBC Holdings PLC (Banks)	5,368,327
84,476	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,254,711
224,582	Inmarsat PLC (Telecommunication Services)	1,733,151
643,007	Reed Elsevier PLC (Media)	5,153,796
86,835	Rio Tinto PLC (Materials)	4,126,716
369,012	Royal Bank of Scotland Group PLC (Banks)*	1,249,968
40,656	Spirax-Sarco Engineering PLC (Capital Goods)	1,267,052
80,048	Tullow Oil PLC (Energy)	1,850,115

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
88,956	Victrex PLC (Materials)	$1,776,031
1,448,198	Vodafone Group PLC (Telecommunication Services)	4,070,530

		40,755,821

TOTAL COMMON STOCKS
(Cost $171,897,410)		$169,956,527

Exchange Traded Funds – 6.4%
Australia – 3.3%
285,952	iShares MSCI Australia Index Fund	6,256,630
Japan – 3.1%
605,695	iShares MSCI Japan Index Fund	5,699,590

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,768,288)		$11,956,220

TOTAL INVESTMENTS – 97.7%
(Cost $182,665,698)		$181,912,747

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		4,303,239

NET ASSETS – 100.0%		$186,215,986

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
GDR	—Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $182,665,698)	$181,912,747
Cash	2,191,737
Foreign currencies, at value (cost $318,114)	317,537
Receivables:
Investments sold	1,448,223
Dividends	571,935
Foreign tax reclaims	256,878
Fund shares sold	2,121
Other assets	1,107
Total assets	186,702,285

Liabilities:
Payables:
Amounts owed to affiliates	151,320
Fund shares redeemed	105,803
Investments purchased	66,635
Accrued expenses	162,541
Total liabilities	486,299

Net Assets:
Paid-in capital	315,451,221
Undistributed net investment income	2,997,389
Accumulated net realized loss	(131,481,779)
Net unrealized loss	(750,845)
NET ASSETS	$186,215,986
Net Assets:
Institutional	$55,516,624
Service	130,699,362
Total Net Assets	$186,215,986
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,167,955
Service	16,867,136
Net asset value, offering and redemption price per share:
Institutional	$7.75
Service	7.75

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $270,015)	$3,992,320
Interest	1,450
Total investment income	3,993,770

Expenses:
Management fees	806,014
Distribution and Service fees — Service Class	165,197
Custody and accounting fees	72,011
Professional fees	44,529
Printing and mailing costs	41,973
Transfer Agent fees(a)	18,963
Trustee fees	7,928
Other	4,202
Total expenses	1,160,817
Less — expense reductions	(74,075)
Net expenses	1,086,742
NET INVESTMENT INCOME	2,907,028

Realized and unrealized gain:
Net realized gain from:
Investments	882,907
Futures contracts	378,845
Foreign currency transactions	18,705
Net change in unrealized gain on:
Investments	9,347,212
Futures contracts	68,165
Foreign currency translation	21,554
Net realized and unrealized gain	10,717,388
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,624,416

(a) Institutional and Service Shares had Transfer Agent fees of $5,749 and $13,214, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$2,907,028	$6,208,000
Net realized gain	1,280,457	3,254,333
Net change in unrealized gain (loss)	9,436,931	(41,731,642)
Net increase (decrease) in net assets resulting from operations	13,624,416	(32,269,309)

Distributions to shareholders:
From net investment income
Institutional Shares	—	(2,178,755)
Service Shares	—	(4,515,597)
Total distributions to shareholders	—	(6,694,352)

From share transactions:
Proceeds from sales of shares	2,928,634	8,234,940
Reinvestment of distributions	—	6,694,352
Cost of shares redeemed	(12,282,371)	(30,792,473)
Net decrease in net assets resulting from share transactions	(9,353,737)	(15,863,181)
TOTAL INCREASE (DECREASE)	4,270,679	(54,826,842)

Net assets:

Beginning of period	181,945,307	236,772,149
End of period	$186,215,986	$181,945,307
Undistributed net investment income	$2,997,389	$90,361

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(g)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - Institutional	$7.20	$0.12		$0.43	$0.55	$—	$—	$—	$7.75	7.64%	$55,517	0.97	%(c)	1.05	%(c)	3.23	%(c)	59%
2012 - Service	7.22	0.12		0.41	0.53	—	—	—	7.75	7.34	130,699	1.22	(c)	1.30	(c)	3.00	(c)	59
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	8.82	0.26	(d)	(1.59)	(1.33)	(0.29)	—	(0.29)	7.20	(15.05)	55,954	0.99		1.04		3.03	(d)	143
2011 - Service	8.83	0.24	(d)	(1.58)	(1.34)	(0.27)	—	(0.27)	7.22	(15.16)	125,991	1.24		1.29		2.80	(d)	143
2010 - Institutional	8.11	0.11		0.73	0.84	(0.13)	—	(0.13)	8.82	10.36	77,558	1.02		1.05		1.38		112
2010 - Service	8.12	0.09		0.73	0.82	(0.11)	—	(0.11)	8.83	10.09	159,214	1.27		1.30		1.13		112
2009 - Institutional	6.41	0.13		1.71	1.84	(0.14)	—	(0.14)	8.11	28.69	82,015	1.07		1.07		1.80		118
2009 - Service	6.42	0.11		1.71	1.82	(0.12)	—	(0.12)	8.12	28.37	157,359	1.32		1.32		1.51		118
2008 - Institutional	13.76	0.32	(e)	(6.69)	(6.37)	(0.33)	(0.65)	(0.98)	6.41	(45.87)	74,149	1.12		1.12		2.95	(e)	165
2008 - Service	13.76	0.28	(e)	(6.67)	(6.39)	(0.30)	(0.65)	(0.95)	6.42	(46.00)	113,836	1.37		1.37		2.64	(e)	165
2007 - Institutional	14.49	0.20		0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.88	136,785	1.16	(f)	1.16	(f)	1.30	(f)	134
2007 - Service	14.49	0.20		0.92	1.12	(0.21)	(1.64)	(1.85)	13.76	7.86	225,901	1.18	(f)	1.41	(f)	1.30	(f)	134

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from a corporate action which amounted to $0.11 per share and 1.33% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.12 per share and 1.12% of average net assets.
(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.02% of average net assets.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event, with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into United States (“U.S.”) dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investment. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2012:

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$13,418,075	$168,494,672	(a)	$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

4.    INVESTMENTS IN DERIVATIVES

During the six months ended June 30, 2012, the Fund entered into derivative contracts. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$378,845	$68,165	17

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual and effective net management fees with GSAMI were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.81	%*

*	GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 27, 2013. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAMI waived approximately $37,900 of the Fund’s management fee.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.144% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAMI may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAMI reimbursed approximately $34,100 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the six months ended June 30, 2012, custody fee credits were approximately $2,100.

As of June 30, 2012, the amounts owed to affiliates were approximately $122,900, $25,500 and $2,900 for management, distribution and service, and transfer agent fees, respectively.

E. Line of Credit Facility — As of June 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F. Other Transactions with Affiliates — For the six months ended June 30, 2012, Goldman Sachs earned approximately $1,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were $111,256,856 and $117,727,647, respectively.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2011, the Fund’s capital loss carryovers and certain timing differences, on a tax-basis were as follows:

Capital loss carryovers:(1)
Expiring 2016	$(57,900,490)
Expiring 2017	(63,558,058)
Total capital loss carryovers	$(121,458,548)
Timing differences (late year ordinary loss and post October loss deferrals)	$(8,578,118)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$185,769,565
Gross unrealized gain	9,991,036
Gross unrealized loss	(13,847,854)
Net unrealized security loss	$(3,856,818)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales.

GSAMI has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.     OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

8.    OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAMI is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAMI is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

11.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	54,686	$419,475	125,795	$1,027,362
Reinvestment of distributions	—	—	305,576	2,178,755
Shares redeemed	(654,265)	(5,099,083)	(1,456,936)	(12,601,962)
	(599,579)	(4,679,608)	(1,025,565)	(9,395,845)
Service Shares
Shares sold	326,277	2,509,159	906,394	7,207,578
Reinvestment of distributions	—	—	632,436	4,515,597
Shares redeemed	(919,571)	(7,183,288)	(2,107,462)	(18,190,511)
	(593,294)	(4,674,129)	(568,632)	(6,467,336)
NET DECREASE	(1,192,873)	$(9,353,737)	(1,594,197)	$(15,863,181)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes —The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/12	Ending Account Value 6/30/12		Expenses Paid for the 6 Months Ended 6/30/12*
Institutional
Actual	$1,000	$1,076.40		$5.01
Hypothetical 5% return	1,000	1,020.04	+	4.87
Service
Actual	1,000	1,073.40		6.29
Hypothetical 5% return	1,000	1,018.80	+	6.12

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.97% and 1.22% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Strategic International Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);

(iii)	trends in headcount;

(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance index, and general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Fund, including:

(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii)	the Fund’s expense trends over time; and

(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;

(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(k)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;

(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2012. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that the Fund had placed in the bottom half of its peer group for the one-, three- and five-year periods, and underperformed its benchmark index for the one-, three-, and five-year periods ended March 31, 2012. The Independent Trustees also noted the portfolio management team’s increased emphasis on internal communication among its analysts and Chief Investment Officers. They further noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Fund’s performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.85%
Next $1 billion	0.77
Next $3 billion	0.73
Next $3 billion	0.72
Over $8 billion	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

Investment Adviser

Christchurch Court, 10-15 Newgate Street London, EC1A 7HD, England, United Kingdom

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Strategic International Equity Fund.

© 2012 Goldman Sachs. All rights reserved.

VITINTLSAR12/79376.MF.MED.TMPL/8/2012

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured Small Cap Equity Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 7.81% and 7.67%, respectively. These returns compare to the 8.53% cumulative total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Russell Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the annual period?

U.S. equity markets gained significant ground during the Reporting Period, with relatively strong performance versus many other developed markets reflecting optimism on a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 9.49% for the six months ended June 30, 2012.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

U.S. equity markets then retreated in April and May 2012 amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles as well as disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

During the Reporting Period as a whole, the Russell 2000® Index, representing the U.S. small-cap equity market, rose 8.53%. Nine of the ten sectors in the Russell 2000® Index were up, with the health care and financials sectors gaining the most. The top-weighted financials sector was also the largest positive contributor (weight times performance) to Russell 2000® Index returns. The one sector in the Russell 2000® Index that generated a negative return during the Reporting Period was energy.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap stocks, as measured by the Russell 1000® Index gaining most, followed by small-cap stocks and then mid-cap stocks, as measured by the Russell 2000® Index and Russell Midcap® Index, respectively. Large-cap stocks were most successful relative to small-cap stocks in the information technology sector. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes — Valuation, Profitability, Quality, Management, Momentum and Sentiment — had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the Reporting Period, with the Fund’s Valuation and Momentum themes detracting the most from results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The Quality, Management and Profitability themes contributed positively to the Fund’s relative results during the Reporting Period. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Profitability theme assesses whether a company is earning more than its cost of capital.

The Sentiment theme generated rather neutral results during the Reporting Period. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the Russell Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Stock selection in the health care, information technology and consumer discretionary sectors detracted most from the Fund’s results relative to the Russell Index. Only partially offsetting these detractors was stock selection in the energy, industrials and consumer staples sectors, which made the biggest positive contributions to the Fund’s results relative to its benchmark index.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in mattress and pillow manufacturer Tempur-Pedic International, semiconductor company Lattice Semiconductor and oil and gas exploration and production company W&T Offshore. The Fund was overweight Tempur-Pedic International due to our positive views on Profitability and Momentum. Our positive views on Profitability and Valuation led us to overweight Lattice Semiconductor. We chose to overweight W&T Offshore because of our positive views on Management and Profitability.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in oil refiner Western Refining, sporting goods retailer Zumiez and enterprise software and services company Ultimate Software Group. We chose to overweight Western Refining because of our positive views on Profitability and Quality. The Fund was overweight Zumiez due to our positive views on Management. Ultimate Software Group was an overweight position based on our positive views on Momentum.

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we implemented an enhancement to our stock selection process globally, incorporating several measures to the signals within our Valuation theme. These include cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signals and structural valuation signals. The signal weights are customized based on the stock’s industry, sector and geographic location. We believe these additional signals will help capture the intrinsic value of a company more effectively and further add value to our process.

Additionally, we extended our price momentum timing insight to the emerging markets and the U.K. regions. This enhancement aims to capture price momentum in the markets while including a component of timing. Our research indicates that including a timing signal can improve the risk-adjusted returns of the Momentum theme and can significantly mitigate drawdown risk. We also added a new signal within our Momentum theme.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2012, the Fund was overweight the consumer staples, consumer discretionary, industrials and information technology sectors relative to the Russell Index. The Fund was underweight health care, energy, financials, materials and utilities and was rather neutrally weighted in telecommunication services compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

FUND BASICS

Structured Small Cap Equity Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	(0.12)%	(0.29)%	5.37%	4.70%	2/13/98
Service	(0.39)	N/A	N/A	2.11	8/31/07

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.81%	0.99%
Service	1.06	1.24

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/123

Holding	% of Total Net Assets	Line of Business
Lancaster Colony Corp.	1.3%	Food, Beverage & Tobacco
The Boston Beer Co., Inc. Class A	1.3	Food, Beverage & Tobacco
Zumiez, Inc.	1.2	Retailing
Rayonier, Inc. (REIT)	1.2	Real Estate
Jazz Pharmaceuticals PLC	1.2	Pharmaceuticals, Biotechnology & Life Sciences
Francesca’s Holdings Corp.	1.2	Retailing
MicroStrategy, Inc. Class A	1.2	Software & Services
DuPont Fabros Technology, Inc. (REIT)	1.2	Real Estate
Equity Lifestyle Properties, Inc. (REIT)	1.2	Real Estate
International Bancshares Corp.	1.1	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.5% of the Fund’s net assets at June 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 97.5%
Automobiles & Components – 0.7%
5,736	Modine Manufacturing Co.*	$39,750
13,146	Spartan Motors, Inc.	68,885
9,222	Standard Motor Products, Inc.	129,846
17,769	Stoneridge, Inc.*	121,007
17,077	Superior Industries International, Inc.	279,551
5,361	Thor Industries, Inc.	146,945

		785,984

Banks – 6.6%
3,894	1st Source Corp.	88,004
28,381	Astoria Financial Corp.	278,134
6,330	Banco Latinoamericano de Comercio Exterior SA Class E	135,652
12,430	Cathay General Bancorp	205,219
916	Commerce Bancshares, Inc.	34,716
78,464	CVB Financial Corp.	914,106
24,110	First Bancorp	214,338
6,132	First Bancorp, Inc.	104,244
11,406	First Financial Bancorp	182,268
12,553	First Interstate Bancsystem, Inc.	178,755
22,559	First Niagara Financial Group, Inc.	172,576
33,271	Fulton Financial Corp.	332,377
3,265	Glacier Bancorp, Inc.	50,575
14,075	Great Southern Bancorp, Inc.	388,188
1,046	Iberiabank Corp.	52,771
64,629	International Bancshares Corp.	1,261,558
10,337	Investors Bancorp, Inc.*	155,985
5,116	National Penn Bancshares, Inc.	48,960
3,893	Northfield Bancorp, Inc.	55,320
3,260	Oritani Financial Corp.	46,911
2,449	PacWest Bancorp	57,968
6,328	People’s United Financial, Inc.	73,468
24,749	PrivateBancorp, Inc.	365,295
3,325	Prosperity Bancshares, Inc.	139,750
3,114	Provident Financial Services, Inc.	47,800
11,699	Renasant Corp.	183,791
2,511	State Bank Financial Corp.*	38,067
4,630	SVB Financial Group*	271,874
17,451	Texas Capital Bancshares, Inc.*	704,846
5,347	Washington Federal, Inc.	90,311
39,010	Wilshire Bancorp, Inc.*	213,775
6,413	Wintrust Financial Corp.	227,661

		7,315,263

Capital Goods – 9.6%
8,016	Aerovironment, Inc.*	210,901
18,150	Aircastle Ltd.	218,708
1,857	Alamo Group, Inc.	58,254
10,787	Albany International Corp. Class A	201,825
1,435	American Railcar Industries, Inc.*	38,888
735	American Science & Engineering, Inc.	41,491
6,857	American Woodmark Corp.*	117,255
7,975	Applied Industrial Technologies, Inc.	293,879
10,104	Astec Industries, Inc.*	309,991
20,067	Beacon Roofing Supply, Inc.*	506,090

Shares	Description	Value
Common Stocks – (continued)
Capital Goods – (continued)
4,427	Brady Corp. Class A	$121,787
13,668	Briggs & Stratton Corp.	239,053
6,351	Ceradyne, Inc.	162,903
5,987	Cubic Corp.	287,855
6,815	DigitalGlobe, Inc.*	103,315
9,498	Ducommun, Inc.*	93,175
8,338	Encore Wire Corp.	223,292
3,825	FreightCar America, Inc.	87,860
2,867	Generac Holdings, Inc.*	68,980
20,384	H&E Equipment Services, Inc.*	306,372
24,251	Interline Brands, Inc.*	607,973
14,762	Kadant, Inc.*	346,169
2,566	Kaman Corp.	79,392
3,622	LMI Aerospace, Inc.*	62,950
43,981	LSI Industries, Inc.	313,145
8,267	Lydall, Inc.*	111,770
17,917	Miller Industries, Inc.	285,418
18,504	Mueller Industries, Inc.	788,085
8,408	NACCO Industries, Inc. Class A	977,430
7,708	Orbital Sciences Corp.*	99,587
3,707	Sauer-Danfoss, Inc.	129,486
85	Seaboard Corp.*	181,303
1,777	Simpson Manufacturing Co., Inc.	52,439
28,599	Tecumseh Products Co. Class A*	144,425
4,987	Tennant Co.	199,231
9,932	The Toro Co.	727,916
1,852	Trinity Industries, Inc.	46,263
15,484	Universal Forest Products, Inc.	603,566
11,061	Vicor Corp.	76,763
15,669	Watsco, Inc.	1,156,372

		10,681,557

Commercial & Professional Services – 2.7%
2,702	ABM Industries, Inc.	52,851
19,317	CDI Corp.	316,799
8,302	Heidrick & Struggles International, Inc.	145,285
23,393	HNI Corp.	602,370
11,199	Insperity, Inc.	302,933
48,423	Kelly Services, Inc. Class A	625,141
30,916	Kforce, Inc.*	416,129
25,263	Kimball International, Inc. Class B	194,525
12,564	United Stationers, Inc.	338,600

		2,994,633

Consumer Durables & Apparel – 2.6%
2,047	Arctic Cat, Inc.*	74,838
23,490	Blyth, Inc.(a)	811,814
2,729	CSS Industries, Inc.	56,081
5,153	Ethan Allen Interiors, Inc.	102,699
1,804	iRobot Corp.*	39,959
26,070	Kenneth Cole Productions, Inc. Class A*	392,354
6,040	Movado Group, Inc.	151,121
13,542	Oxford Industries, Inc.	605,328

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Durables & Apparel – (continued)
19,424	Perry Ellis International, Inc.*	$403,048
4,654	Sturm, Ruger & Co., Inc.	186,858
1,612	Wolverine World Wide, Inc.	62,513

		2,886,613

Consumer Services – 3.4%
9,497	Ascent Capital Group, Inc. Class A*	491,470
2,512	Biglari Holdings, Inc.*	970,611
2,103	Coinstar, Inc.*(a)	144,392
9,468	Domino’s Pizza, Inc.	292,656
2,193	Hillenbrand, Inc.	40,307
1,360	Marriott Vacations Worldwide Corp.*	42,133
21,338	Multimedia Games Holding Co., Inc.*	298,732
25,599	Papa John’s International, Inc.*	1,217,744
3,023	Red Robin Gourmet Burgers, Inc.*	92,232
9,981	Texas Roadhouse, Inc.	183,950

		3,774,227

Diversified Financials – 2.5%
27,432	BlackRock Kelso Capital Corp.	267,736
15,179	Cash America International, Inc.	668,483
3,446	Cohen & Steers, Inc.(a)	118,921
677	Diamond Hill Investment Group, Inc.	53,002
2,184	Financial Engines, Inc.*	46,847
7,909	GAMCO Investors, Inc. Class A	351,081
17,521	Gladstone Capital Corp.	138,241
18,738	Hercules Technology Growth Capital, Inc.	212,489
37,002	NGP Capital Resources Co.	261,974
5,589	Safeguard Scientifics, Inc.*	86,518
38,290	TICC Capital Corp.	371,413
2,952	World Acceptance Corp.*	194,242

		2,770,947

Energy – 3.9%
40,440	Alon USA Energy, Inc.	342,122
6,571	Contango Oil & Gas Co.*	389,003
3,969	Crosstex Energy, Inc.	55,566
23,643	Delek US Holdings, Inc.	415,880
990	HollyFrontier Corp.	35,076
21,180	Parker Drilling Co.*	95,522
34,382	SemGroup Corp. Class A*	1,097,817
3,895	Targa Resources Corp.	166,317
17,229	Tesoro Corp.*(b)	430,036
17,469	W&T Offshore, Inc.	267,276
48,907	Western Refining, Inc.	1,089,159

		4,383,774

Food & Staples Retailing – 0.3%
8,305	Susser Holdings Corp.*	308,697
2,314	The Pantry, Inc.*	34,016

		342,713

Food, Beverage & Tobacco – 5.3%
42,484	Alliance One International, Inc.*	146,995
3,071	Constellation Brands, Inc. Class A*	83,101

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
30,520	Dean Foods Co.*	$519,756
29,105	Dole Food Co., Inc.*(a)	255,542
5,928	J&J Snack Foods Corp.	350,345
20,777	Lancaster Colony Corp.	1,479,530
32,278	National Beverage Corp.*	482,233
143,789	Pilgrim’s Pride Corp.*(a)	1,028,091
1,368	Snyders-Lance, Inc.	34,515
12,165	The Boston Beer Co., Inc. Class A*	1,471,965

		5,852,073

Health Care Equipment & Services – 4.5%
30,647	Align Technology, Inc.*	1,025,449
2,991	Amedisys, Inc.*	37,238
10,455	AMN Healthcare Services, Inc.*	61,998
2,894	Anika Therapeutics, Inc.*	39,329
21,232	Assisted Living Concepts, Inc. Class A	301,919
6,075	Bio-Reference Labs, Inc.*	159,651
1,476	Hill-Rom Holdings, Inc.	45,535
18,579	Invacare Corp.	286,674
27,543	Kindred Healthcare, Inc.*	270,748
4,426	Magellan Health Services, Inc.*	200,631
18,509	Masimo Corp.*	414,231
6,600	MedAssets, Inc.*	88,770
23,880	Medical Action Industries, Inc.*	83,102
29,856	Molina Healthcare, Inc.*	700,422
33,485	PharMerica Corp.*	365,656
5,855	Select Medical Holdings Corp.*	59,194
4,165	Sirona Dental Systems, Inc.*	187,467
28,604	Skilled Healthcare Group, Inc. Class A*	179,633
582	SXC Health Solutions Corp.*	57,740
29,158	Universal American Corp.*	307,034
12,622	Vascular Solutions, Inc.*	158,532

		5,030,953

Household & Personal Products – 1.2%
58,085	Central Garden and Pet Co. Class A*	632,545
1,815	Herbalife Ltd.	87,719
20,978	Medifast, Inc.*(a)	412,847
4,199	USANA Health Sciences, Inc.*	172,663

		1,305,774

Insurance – 2.1%
2,303	Allied World Assurance Co. Holdings AG	183,020
17,877	American Equity Investment Life Holding Co.	196,826
1,465	American Financial Group, Inc.	57,472
1,179	Assurant, Inc.	41,076
38,099	CNO Financial Group, Inc.	297,172
3,347	First American Financial Corp.	56,765
20,532	Flagstone Reinsurance Holdings SA	164,461
4,129	Global Indemnity PLC*	83,612
33,139	Maiden Holdings Ltd.	287,647

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
2,930	Mercury General Corp.	$122,093
4,705	OneBeacon Insurance Group Ltd. Class A	61,259
7,889	Primerica, Inc.	210,873
19,522	Symetra Financial Corp.	246,368
1,699	Tower Group, Inc.	35,458
6,331	Validus Holdings Ltd.	202,782
896	W.R. Berkley Corp.	34,872

		2,281,756

Materials – 3.4%
15,836	A. Schulman, Inc.	314,344
13,236	Buckeye Technologies, Inc.	377,094
34,028	Golden Star Resources Ltd.*(a)	39,472
1,012	Kaiser Aluminum Corp.	52,462
18,862	KapStone Paper and Packaging Corp.*	298,963
1,526	Koppers Holdings, Inc.	51,884
30,380	Kraton Performance Polymers, Inc.*	665,626
1,906	LSB Industries, Inc.*	58,914
14,155	Materion Corp.	325,990
22,098	PolyOne Corp.	302,301
48,974	Senomyx, Inc.*	115,089
20,667	Spartech Corp.*	106,848
7,970	Stepan Co.	750,614
4,761	TPC Group, Inc.*	175,919
6,519	Tredegar Corp.	94,917

		3,730,437

Media – 0.7%
4,032	Arbitron, Inc.	141,120
3,403	Cinemark Holdings, Inc.	77,759
8,061	Entercom Communications Corp. Class A*	48,527
7,679	Harte-Hanks, Inc.	70,186
59,889	Journal Communications, Inc. Class A*	309,027
5,062	Pandora Media, Inc.*	55,024
3,987	Regal Entertainment Group Class A(a)	54,861
1,242	Scholastic Corp.	34,975

		791,479

Pharmaceuticals, Biotechnology & Life Sciences – 6.4%
4,585	Acorda Therapeutics, Inc.*	108,023
76,681	Affymetrix, Inc.*	359,634
25,361	Albany Molecular Research, Inc.*	64,671
5,801	Alkermes PLC*	98,443
18,148	AVEO Pharmaceuticals, Inc.*	220,680
1,258	Charles River Laboratories International, Inc.*	41,212
3,091	Covance, Inc.*	147,904
29,529	Cubist Pharmaceuticals, Inc.*	1,119,444
22,458	Emergent Biosolutions, Inc.*	340,239
18,219	eResearchTechnology, Inc.*	145,570
13,237	Genomic Health, Inc.*	442,116

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
29,910	Jazz Pharmaceuticals PLC*	$1,346,249
9,837	Maxygen, Inc.*	58,629
2,773	Medtox Scientific, Inc.*	74,760
8,595	Momenta Pharmaceuticals, Inc.*	116,204
92,957	Nabi Biopharmaceuticals*	146,872
1,697	Parexel International Corp.*	47,906
46,746	PDL BioPharma, Inc.	309,926
13,232	Pharmacyclics, Inc.*	722,599
55,984	Progenics Pharmaceuticals, Inc.*	547,523
730	Questcor Pharmaceuticals, Inc.*	38,865
48,417	Sciclone Pharmaceuticals, Inc.*	339,403
5,478	Spectrum Pharmaceuticals, Inc.*(a)	85,238
10,074	Viropharma, Inc.*	238,754

		7,160,864

Real Estate – 8.2%
3,656	AG Mortgage Investment Trust, Inc. (REIT)	78,568
10,812	Agree Realty Corp. (REIT)	239,270
11,517	Altisource Portfolio Solutions SA*	843,390
7,460	Ashford Hospitality Trust, Inc. (REIT)	62,888
4,713	Chesapeake Lodging Trust (REIT)	81,158
2,597	Colony Financial, Inc. (REIT)	44,928
45,758	DuPont Fabros Technology, Inc. (REIT)	1,306,849
18,856	Equity Lifestyle Properties, Inc. (REIT)	1,300,498
41,845	Franklin Street Properties Corp. (REIT)	442,720
16,513	Getty Realty Corp. (REIT)(a)	316,224
12,536	Healthcare Realty Trust, Inc. (REIT)	298,858
14,056	LTC Properties, Inc. (REIT)	509,952
9,808	National Health Investors, Inc. (REIT)	499,423
14,495	Potlatch Corp. (REIT)	462,970
11,863	PS Business Parks, Inc. (REIT)	803,362
30,589	Rayonier, Inc. (REIT)	1,373,446
2,142	Realty Income Corp. (REIT)	89,471
3,120	Taubman Centers, Inc. (REIT)	240,739
3,365	Urstadt Biddle Properties, Inc. Class A (REIT)	66,526

		9,061,240

Retailing – 8.4%
27,864	Asbury Automotive Group, Inc.*	660,098
4,640	Big Lots, Inc.*	189,265
7,988	Core-Mark Holding Co., Inc.	384,542
48,582	Francesca’s Holdings Corp.*	1,312,200
36,640	Fred’s, Inc. Class A	560,226
25,043	Group 1 Automotive, Inc.	1,142,211
32,222	HOT Topic, Inc.	312,231
20,286	Lithia Motors, Inc. Class A	467,592
13,554	Lumber Liquidators Holdings, Inc.*	457,990
18,363	Shoe Carnival, Inc.	394,621
14,498	Sonic Automotive, Inc. Class A	198,188
62,365	Stage Stores, Inc.	1,142,527

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
12,331	The Buckle, Inc.(a)	$487,938
3,847	The Finish Line, Inc. Class A	80,441
11,640	VOXX International Corp.*	108,485
24,345	Zale Corp.*(a)	65,488
35,002	Zumiez, Inc.*	1,386,079

		9,350,122

Semiconductors & Semiconductor Equipment – 1.9%
3,155	Cypress Semiconductor Corp.*	41,709
7,015	DSP Group, Inc.*	44,475
170,898	Lattice Semiconductor Corp.*	644,285
19,017	LTX-Credence Corp.*	127,414
28,994	Micrel, Inc.	276,313
1,389	MKS Instruments, Inc.	40,184
31,248	Photronics, Inc.*	190,613
53,382	PLX Technology, Inc.*(a)	338,976
9,655	RF Micro Devices, Inc.*	41,034
2,870	Silicon Laboratories, Inc.*	108,773
6,113	Standard Microsystems Corp.*	225,508

		2,079,284

Software & Services – 11.0%
40,564	Accelrys, Inc.*	328,163
12,861	Acxiom Corp.*	194,330
6,292	Advent Software, Inc.*(b)	170,576
41,547	Blackbaud, Inc.	1,066,512
16,664	Bottomline Technologies, Inc.*	300,785
91,755	Ciber, Inc.*	395,464
11,815	CommVault Systems, Inc.*	585,670
7,293	Cornerstone OnDemand, Inc.*	173,646
11,209	CSG Systems International, Inc.*	193,692
10,625	Global Cash Access Holdings, Inc.*	76,606
6,561	Heartland Payment Systems, Inc.	197,355
2,164	Imperva, Inc.*	62,367
12,793	Kenexa Corp.*	371,381
12,426	Lender Processing Services, Inc.	314,129
121,557	Lionbridge Technologies, Inc.*	382,905
11,804	LivePerson, Inc.*	224,984
18,583	LogMeIn, Inc.*	567,153
20,179	Manhattan Associates, Inc.*	922,382
55,638	Marchex, Inc. Class B	200,853
10,091	MicroStrategy, Inc. Class A*	1,310,417
8,691	Opnet Technologies, Inc.	231,094
17,853	Pegasystems, Inc.	588,792
16,973	PROS Holdings, Inc.*	285,486
7,603	QAD, Inc. Class A*	108,115
5,637	QLIK Technologies, Inc.*	124,690
22,017	Quest Software, Inc.*	613,173
24,977	RealNetworks, Inc.	215,801
15,437	Saba Software, Inc.*	143,255
2,220	SS&C Technologies Holdings, Inc.*	55,500
8,794	TeleTech Holdings, Inc.*	140,704
15,986	TIBCO Software, Inc.*	478,301
13,969	Ultimate Software Group, Inc.*	1,244,917

		12,269,198

Shares	Description	Value
Common Stocks – (continued)
Technology Hardware & Equipment – 4.7%
16,911	Agilysys, Inc.*	$146,618
41,074	Brightpoint, Inc.*	222,210
22,783	Electronics for Imaging, Inc.*	370,224
32,273	Emulex Corp.*	232,366
56,040	Extreme Networks*	192,778
4,456	Fusion-io, Inc.*	93,086
38,302	Imation Corp.*	226,365
12,472	Ingram Micro, Inc. Class A*	217,886
19,606	Insight Enterprises, Inc.*	329,969
2,010	Jabil Circuit, Inc.	40,863
32,835	Methode Electronics, Inc.	279,426
1,408	Plantronics, Inc.	47,027
165,434	Quantum Corp.*	335,831
21,771	Radisys Corp.*	136,722
53,306	ShoreTel, Inc.*	233,480
32,122	STEC, Inc.*	250,552
13,508	Super Micro Computer, Inc.*	214,237
30,589	Symmetricom, Inc.*	183,228
4,329	Synaptics, Inc.*	123,939
1,225	Tech Data Corp.*	59,008
32,503	Tellabs, Inc.	108,235
60,272	Vishay Intertechnology, Inc.*	568,365
49,339	Xyratex Ltd.	558,024

		5,170,439

Telecommunication Services – 0.7%
25,148	Cbeyond, Inc.*	170,252
2,963	magicJack VocalTec Ltd.*	56,297
45,005	USA Mobility, Inc.	578,764

		805,313

Transportation – 3.5%
16,427	Alaska Air Group, Inc.*	589,729
9,312	Allegiant Travel Co.*	648,860
15,982	Celadon Group, Inc.	261,785
3,045	Genesee & Wyoming, Inc. Class A*	160,898
12,124	Heartland Express, Inc.	173,494
93,345	Pacer International, Inc.*	505,930
7,676	Saia, Inc.*	168,028
22,962	SkyWest, Inc.	149,942
7,243	Universal Truckload Services, Inc.	109,550
44,823	Werner Enterprises, Inc.	1,070,822

		3,839,038

Utilities – 3.2%
8,295	Alliant Energy Corp.	378,003
9,340	Avista Corp.	249,378
887	CH Energy Group, Inc.	58,267
8,851	CMS Energy Corp.	207,999
1,912	El Paso Electric Co.	63,402
14,319	Genie Energy Ltd. Class B	111,259
21,651	Integrys Energy Group, Inc.	1,231,292
3,402	New Jersey Resources Corp.	148,361
2,722	Northwest Natural Gas Co.	129,567
7,571	NorthWestern Corp.	277,856

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Utilities – (continued)
4,644	Piedmont Natural Gas Co.	$149,490
2,912	PNM Resources, Inc.	56,901
2,719	SCANA Corp.	130,077
3,592	Southwest Gas Corp.	156,791
4,657	TECO Energy, Inc.	84,105
940	The Laclede Group, Inc.	37,421
1,929	Vectren Corp.	56,944
2,044	WGL Holdings, Inc.	81,249

		3,608,362

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $89,226,513)		$108,272,043

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 2.5%
Goldman Sachs Financial Square Money Market Fund — FST Shares
2,759,550	0.203%	$2,759,550
(Cost $2,759,550)

TOTAL INVESTMENTS – 100.0%
(Cost $91,986,063)		$111,031,593

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%		(43,433)

NET ASSETS – 100.0%		$110,988,160

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	30	September 2012	$2,386,200	$106,154

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $89,226,513)(a)	$108,272,043
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,759,550
Cash	2,775,548
Receivables:
Investments sold	809,075
Dividends	81,600
Futures variation margin	70,500
Fund shares sold	3,923
Securities lending income	3,591
Other assets	788
Total assets	114,776,618

Liabilities:
Payables:
Payable upon return of securities loaned	2,759,550
Investments purchased	820,864
Amounts owed to affiliates	72,077
Fund shares redeemed	32,464
Accrued expenses	103,503
Total liabilities	3,788,458

Net Assets:
Paid-in capital	110,771,074
Undistributed net investment income	742,184
Accumulated net realized loss	(19,676,782)
Net unrealized gain	19,151,684
NET ASSETS	$110,988,160
Net Assets:
Institutional	$88,257,741
Service	22,730,419
Total Net Assets	$110,988,160
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	7,182,011
Service	1,859,703
Net asset value, offering and redemption price per share:
Institutional	$12.29
Service	12.22

(a) Includes loaned securities having a market value of $2,749,676.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment income:
Dividends	$774,099
Securities lending income — affiliated issuer	19,870
Total investment income	793,969

Expenses:
Management fees	430,361
Professional fees	38,479
Printing and mailing costs	31,705
Distribution and Service fees — Service Class	29,297
Custody and accounting fees	29,009
Transfer Agent fees(a)	11,475
Trustee fees	7,961
Registration fees	608
Other	3,609
Total expenses	582,504
Less — expense reductions	(87,502)
Net expenses	495,002
NET INVESTMENT INCOME	298,967

Realized and unrealized gain (loss):
Net realized gain from:
Investments	8,579,247
Futures contracts	118,602
Net change in unrealized gain (loss) on:
Investments	(486,074)
Futures contracts	78,052
Net realized and unrealized gain	8,289,827
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,588,794

(a) Institutional and Service Shares had Transfer Agent fees of $9,132 and $2,343, respectively.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$298,967	$611,317
Net realized gain	8,697,849	13,546,696
Net change in unrealized loss	(408,022)	(13,399,715)
Net increase in net assets resulting from operations	8,588,794	758,298

Distributions to shareholders:
From net investment income
Institutional Shares	—	(744,918)
Service Shares	—	(133,842)
Total distributions to shareholders	—	(878,760)

From share transactions:
Proceeds from sales of shares	5,378,629	14,135,180
Reinvestment of distributions	—	878,760
Cost of shares redeemed	(13,907,779)	(38,039,237)
Net decrease in net assets resulting from share transactions	(8,529,150)	(23,025,297)
TOTAL INCREASE (DECREASE)	59,644	(23,145,759)

Net assets:

Beginning of period	110,928,516	134,074,275
End of period	$110,988,160	$110,928,516
Undistributed net investment income	$742,184	$443,217

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(k)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - Institutional	$11.40	$0.04	(b)	$0.85	$0.89	$—	$—	$—	$12.29	7.81%	$88,258	0.81	%(c)	0.96	%(c)	0.57	%(c)	35%
2012 - Service	11.35	0.02	(b)	0.85	0.87	—	—	—	12.22	7.67	22,730	1.06	(c)	1.21	(c)	0.32	(c)	35
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	11.42	0.06	(b)(d)	0.02 (e)	0.08	(0.10)	—	(0.10)	11.40	0.67	87,956	0.83		0.99		0.55	(d)	33
2011 - Service	11.37	0.03	(b)(d)	0.02 (e)	0.05	(0.07)	—	(0.07)	11.35	0.41	22,973	1.08		1.24		0.30	(d)	33
2010 - Institutional	8.82	0.08	(b)(f)	2.58	2.66	(0.06)	—	(0.06)	11.42	30.12	106,646	0.85		0.97		0.82	(f)	63
2010 - Service	8.78	0.06	(b)(f)	2.56	2.62	(0.03)	—	(0.03)	11.37	29.86	27,428	1.10		1.22		0.58	(f)	63
2009 - Institutional	6.98	0.08	(b)(g)	1.85	1.93	(0.09)	—	(0.09)	8.82	27.67	95,334	0.86		1.02		1.03	(g)	212
2009 - Service	6.96	0.07	(b)(g)	1.83	1.90	(0.08)	—	(0.08)	8.78	27.26	23,291	1.11		1.27		0.83	(g)	212
2008 - Institutional	10.71	0.09	(h)	(3.74)	(3.65)	(0.06)	(0.02)	(0.08)	6.98	(33.95)	86,253	0.86		1.06		0.85	(h)	189
2008 - Service	10.71	0.06	(h)	(3.73)	(3.67)	(0.06)	(0.02)	(0.08)	6.96	(34.16)	6,464	1.11		1.31		1.92	(h)	189
2007 - Institutional	14.44	0.07	(b)(i)	(2.42)	(2.35)	(0.05)	(1.33)	(1.38)	10.71	(16.48)	152,896	0.90	(j)	0.95	(j)	0.49	(i)(j)	163
2007 - Service (Commenced August 31, 2007)	12.81	0.02	(b)	(0.74)	(0.72)	(0.05)	(1.33)	(1.38)	10.71	(5.86)	10	0.96	(c)	1.21	(c)	0.56	(c)	163

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on average shares outstanding methodology.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.21% of average net assets.
(e)	Reflects an increase of $0.02 due to payments received for class action settlements received this year.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.43% of average net assets.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.43% of average net assets.
(h)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.14% of average net assets.
(i)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.14% of average net assets.
(j)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.03% of average net assets.
(k)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event, with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-thecounter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$108,272,043	$—	$—
Securities Lending Reinvestment Vehicle	2,759,550	—	—
Total	$111,031,593	$—	$—
Derivative Type
Assets(a)
Futures Contracts	$106,154	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities Location	Assets(a)
Equity	Unrealized gain on futures variation margin	$106,154

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$118,602	$78,052	33

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.75%	0.68%	0.65%	0.64%	0.75%	0.70	%*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM waived approximately $28,700 of its management fee.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.094% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM reimbursed approximately $57,400 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the six months ended June 30, 2012, custody fee credits were approximately $1,400.

As of June 30, 2012, the amounts owed to affiliates were approximately $65,800, $4,500 and $1,800 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2012, Goldman Sachs earned approximately $300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were $38,765,530 and $46,754,393, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7.    SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of the Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2012, is reported under Investment Income on the Statement of Operations. A portion of this amount, $5,927, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2012, GSAL earned $2,222 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2012 (in thousands):

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
2,056	13,025	(12,321)	2,760	$2,760

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2011, the Fund’s capital loss carryovers and certain timing differences, on a tax-basis were as follows:

Capital loss carryovers:(1)
Expiring 2016	$(10,064,202)
Expiring 2017	(17,973,195)
Total capital loss carryovers	$(28,037,397)
Timing differences (late year ordinary loss deferral and certain REIT dividends)	$(56,852)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$92,235,477
Gross unrealized gain	24,565,623
Gross unrealized loss	(5,769,507)
Net unrealized security gain	$18,796,116

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences related to the tax treatment of passive foreign investment companies and partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

12.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	423,491	$5,262,338	1,149,991	$13,642,505
Reinvestment of distributions	—	—	65,458	744,918
Shares redeemed	(957,906)	(11,765,970)	(2,834,786)	(32,782,326)
	(534,415)	(6,503,632)	(1,619,337)	(18,394,903)
Service Shares
Shares sold	9,462	116,291	45,603	492,675
Reinvestment of distributions	—	—	11,803	133,842
Shares redeemed	(173,529)	(2,141,809)	(445,139)	(5,256,911)
	(164,067)	(2,025,518)	(387,733)	(4,630,394)
NET DECREASE	(698,482)	$(8,529,150)	(2,007,070)	$(23,025,297)

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/12	Ending Account Value 6/30/12		Expenses Paid for the 6 Months Ended 6/30/12*
Institutional
Actual	$1,000	$1,078.10		$4.19
Hypothetical 5% return	1,000	1,020.84	+	4.07
Service
Actual	1,000	1,076.70		5.47
Hypothetical 5% return	1,000	1,019.59	+	5.32

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.81% and 1.06% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

24

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured Small Cap Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

25

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2012. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Independent Trustees noted that the Fund placed in the top half of its peer group for the one- and three-year periods ended March 31, 2012. They further noted that the Fund outperformed its benchmark index for the one- and three-year periods ended March 31, 2012. They also noted that the Fund. The Independent Trustees observed that the Fund demonstrated strong performance in the one- and three-year periods. In addition, they noted additions to senior management of the Fund. The Independent Trustees also recognized the portfolio management team’s recent undertaking to enhance its investment models to strengthen performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Fund that exceed a specified level. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.75%
Next $3 billion	0.68
Next $3 billion	0.65
Over $8 billion	0.64

27

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

28

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured Small Cap Equity Fund.

© 2012 Goldman Sachs. All rights reserved.

VITSCSAR12/79379.MF.MED.TMPL/8/2012

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Structured U.S. Equity Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S EQUITY FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.15% and 7.95%, respectively. These returns compare to the 9.49% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”) during the same time period.

What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

U.S. equity markets gained significant ground during the Reporting Period, with relatively strong performance versus many other developed markets reflecting optimism on a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 9.49% for the six months ended June 30, 2012.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

U.S. equity markets then retreated in April and May 2012 amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles as well as disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

For the Reporting Period overall, sector performance was widely dispersed, with no clear trend between economically-sensitive and traditional defensive sectors. Within the S&P® 500 Index, energy was the only sector to generate negative returns, in large part because of the decline in oil prices during the second calendar quarter. Other lagging sectors included utilities, materials, industrials and consumer staples. The financials sector posted amongst the strongest returns during the Reporting Period, despite a downgrade from Moody’s Investors Service of 15 international banks. Other strong sectors within the S&P® 500 Index during the Reporting Period were telecommunication services, information technology and consumer discretionary. The top-weighted information technology sector was the largest positive contributor (weight times performance) to S&P® 500 Index returns.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap stocks, as measured by the Russell 1000® Index gaining most, followed by small-cap stocks and then mid-cap stocks, as measured by the Russell 2000® Index and Russell Midcap® Index, respectively. Large-cap stocks were most successful relative to small-cap stocks in the information technology sector. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. In the large-cap segment of the U.S. equity market, growth stock outperformed value stocks primarily due to the stronger performance of growth-oriented information technology stocks. (All as measured by the Russell Investments indices.)

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

What key factors were responsible for the Fund’s performance during the Reporting Period?

As expected, and in keeping with our investment approach, our quantitative model and its six investment themes (Valuation, Profitability, Quality, Management, Momentum and Sentiment) had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund underperformed during the Reporting Period, with the Fund’s Valuation theme detracting the most. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management, Quality and Momentum themes also detracted, albeit to a lesser extent. The Management theme assesses the characteristics, policies and strategic decisions of company managements. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The Profitability theme contributed most positively to the Fund’s relative performance during the Reporting Period, followed by Sentiment. The Profitability theme assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

How did the Fund’s sector allocations affect relative performance?

In constructing the Fund’s portfolio, we focus on picking stocks rather than making industry or sector bets. Consequently, the Fund is similar to its benchmark, the S&P 500 Index, in terms of its sector allocation and style. We manage the Fund’s industry and sector exposure by including industry factors in our risk model and by explicitly penalizing industry and sector deviations from the benchmark index in optimization. Sector weights or changes in sector weights generally do not have a meaningful impact on relative performance.

Did stock selection help or hurt Fund performance during the Reporting Period?

We seek to outpace the S&P 500 Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with more favorable Momentum characteristics than the benchmark index. During the Reporting Period, stock selection overall detracted from the Fund’s relative performance.

Stock selection in the financials, information technology and consumer staples sectors detracted most from the Fund’s results relative to the S&P 500 Index. Only partially offsetting these detractors was stock selection in the energy, industrials and telecommunication services sectors, which made the biggest positive contributions to the Fund’s results relative to its benchmark index.

Which individual positions detracted from the Fund’s results during the Reporting Period?

Detracting most from the Fund’s results relative to its benchmark index were overweight positions in mattress and pillow manufacturer Tempur-Pedic International, managed health care company Humana and pharmaceuticals company Eli Lilly. The Fund had overweighted positions in Tempur-Pedic International and Humana due to our positive views on Momentum and Profitability. The Fund was overweight Eli Lilly because our positive views on Profitability and Value.

Which individual stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

The Fund benefited most from overweight positions in biopharmaceutical company Alexion Pharmaceuticals and software giant Microsoft and from an underweight position in fast-food retailer McDonalds. We chose to overweight Alexion Pharmaceuticals due to our positive views on Profitability and Quality. The overweight in Microsoft was the result of our positive views on Momentum and Profitability. The Fund was underweight McDonalds given our negative views on Profitability and Value.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

How did the Fund use derivatives during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures contracts, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of stock futures.

Did you make any enhancements to your quantitative models during the Reporting Period?

We continuously look for ways to improve our investment process. During the Reporting Period, we implemented an enhancement to our stock selection process globally, incorporating several measures to the signals within our Valuation theme. These include cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signals and structural valuation signals. The signal weights are customized based on the stock’s industry, sector and geographic location. We believe these additional signals will help capture the intrinsic value of a company more effectively and further add value to our process.

Additionally, we extended our price momentum timing insight to the emerging markets and the U.K. regions. This enhancement aims to capture price momentum in the markets while including a component of timing. Our research indicates that including a timing signal can improve the risk-adjusted returns of the Momentum theme and can significantly mitigate drawdown risk. We also added a new signal within our Momentum theme.

What was the Fund’s sector positioning relative to its benchmark index at the end of the Reporting Period?

As of June 30, 2012, the Fund was overweight the information technology, consumer staples and energy sectors relative to the S&P 500 Index. The Fund was underweight materials, industrials, health care, financials, utilities and telecommunication services and was rather neutrally weighted in consumer discretionary compared to the benchmark index on the same date.

What is your strategy going forward for the Fund?

Looking ahead, we continue to believe that less expensive stocks should outpace more expensive stocks, and stocks with good momentum are likely to outperform those with poor momentum. We intend to maintain our focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

4

FUND BASICS

Structured U.S. Equity Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Institutional	3.95%	-1.91%	4.49%	2.92%	02/13/98
Service	3.71	-2.10	N/A	0.49	01/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.64%	0.70%
Service	0.85	0.95

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/123

Holding	% of Total Net Assets	Line of Business
Apple, Inc.	4.4%	Technology Hardware & Equipment
Exxon Mobil Corp.	3.7	Energy
Microsoft Corp.	2.5	Software & Services
AT&T, Inc.	2.4	Telecommunication Services
Chevron Corp.	2.3	Energy
Oracle Corp.	2.2	Software & Services
The Procter & Gamble Co.	2.2	Household & Personal Products
Google, Inc. Class A	2.0	Software & Services
JPMorgan Chase & Co.	1.9	Diversified Financials
General Electric Co.	1.8	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented approximately 0.0% of the Fund’s net assets at June 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 97.6%
Automobiles & Components – 0.3%
17,529	Harley-Davidson, Inc.	$801,601
16,613	Thor Industries, Inc.	455,363

		1,256,964

Banks – 2.4%
11,153	Bank of Hawaii Corp.	512,480
6,235	BB&T Corp.	192,350
6,661	City National Corp.	323,591
14,930	Commerce Bancshares, Inc.	565,847
29,378	East West Bancorp, Inc.	689,208
31,081	Fifth Third Bancorp	416,485
193,509	First Niagara Financial Group, Inc.	1,480,344
23,237	Fulton Financial Corp.	232,138
12,363	M&T Bank Corp.	1,020,813
46,524	PNC Financial Services Group, Inc.	2,843,082
21,265	Wells Fargo & Co.	711,101

		8,987,439

Capital Goods – 5.1%
13,473	Alliant Techsystems, Inc.	681,330
18,332	Emerson Electric Co.	853,905
34,112	Exelis, Inc.	336,344
317,054	General Electric Co.	6,607,405
5,532	Huntington Ingalls Industries, Inc.*	222,608
21,768	MSC Industrial Direct Co., Inc. Class A	1,426,892
52,729	Northrop Grumman Corp.	3,363,583
23,500	The Boeing Co.	1,746,050
47,216	The Toro Co.	3,460,461
6,095	Trinity Industries, Inc.	152,253

		18,850,831

Commercial & Professional Services – 0.1%
11,129	Copart, Inc.*	263,646

Consumer Services – 1.8%
116,501	Marriott International, Inc. Class A	4,566,839
18,246	Marriott Vacations Worldwide Corp.*	565,261
23,072	Starbucks Corp.	1,230,199
7,107	Weight Watchers International, Inc.	366,437

		6,728,736

Diversified Financials – 5.1%
27,256	American Express Co.	1,586,572
58,555	Capital One Financial Corp.	3,200,616
6,323	CME Group, Inc.	1,695,260
30,309	Discover Financial Services	1,048,085
18,716	Franklin Resources, Inc.	2,077,289
192,970	JPMorgan Chase & Co.	6,894,818
10,800	Raymond James Financial, Inc.	369,792
99,874	SEI Investments Co.	1,986,494

		18,858,926

Common Stocks – (continued)
Energy – 12.4%
4,149	Apache Corp.	$364,656
80,005	Chevron Corp.	8,440,527
7,882	Cimarex Energy Co.	434,456
106,047	ConocoPhillips	5,925,906
16,719	Devon Energy Corp.	969,535
159,879	Exxon Mobil Corp.	13,680,846
48,810	Hess Corp.	2,120,794
30,010	HollyFrontier Corp.	1,063,254
59,193	Marathon Petroleum Corp.	2,658,950
42,936	Murphy Oil Corp.	2,159,251
39,263	Occidental Petroleum Corp.	3,367,588
13,936	Phillips 66*	463,233
44,876	Tesoro Corp.*	1,120,105
65,921	The Williams Companies, Inc.	1,899,843
47,234	Valero Energy Corp.	1,140,701

		45,809,645

Food & Staples Retailing – 2.7%
99,816	CVS Caremark Corp.	4,664,402
181,059	Walgreen Co.	5,355,725

		10,020,127

Food, Beverage & Tobacco – 8.4%
38,492	Archer-Daniels-Midland Co.	1,136,284
23,844	Coca-Cola Enterprises, Inc.	668,586
60,616	Constellation Brands, Inc. Class A*	1,640,269
142,019	Dean Foods Co.*	2,418,583
6,711	Hormel Foods Corp.	204,149
39,111	Lorillard, Inc.	5,160,696
21,083	Monster Beverage Corp.*	1,501,110
8,264	PepsiCo, Inc.	583,934
68,264	Philip Morris International, Inc.	5,956,717
113,206	Reynolds American, Inc.	5,079,553
25,038	Smithfield Foods, Inc.*	541,572
8,906	The Coca-Cola Co.	696,360
16,180	The Hershey Co.	1,165,445
243,694	Tyson Foods, Inc. Class A	4,588,758

		31,342,016

Health Care Equipment & Services – 3.4%
24,611	AmerisourceBergen Corp.	968,443
173,324	Boston Scientific Corp.*	982,747
39,365	Cardinal Health, Inc.	1,653,330
15,738	Coventry Health Care, Inc.	500,311
11,886	DENTSPLY International, Inc.	449,410
11,898	Express Scripts Holding Co.*	664,265
61,978	Humana, Inc.	4,799,576
6,683	SXC Health Solutions Corp.*	663,020
31,154	WellPoint, Inc.	1,987,314

		12,668,416

Household & Personal Products – 2.5%
19,036	Herbalife Ltd.	920,010
133,533	The Procter & Gamble Co.	8,178,896

		9,098,906

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Insurance – 3.1%
2,738	Allied World Assurance Co.
	Holdings AG	$217,589
17,345	American Financial Group, Inc.	680,444
3,815	Assurant, Inc.	132,915
62,902	Berkshire Hathaway, Inc. Class B*	5,241,624
7,125	Hartford Financial Services Group, Inc.	125,614
4,456	Protective Life Corp.	131,051
160,370	Unum Group	3,067,878
65,049	Validus Holdings Ltd.	2,083,519

		11,680,634

Materials – 0.8%
12,397	Airgas, Inc.	1,041,472
6,267	CF Industries Holdings, Inc.	1,214,169
8,629	Newmont Mining Corp.	418,593
5,161	Silgan Holdings, Inc.	220,323

		2,894,557

Media – 3.6%
113,964	Cablevision Systems Corp. Class A	1,514,582
30,236	DIRECTV Class A*	1,476,121
148,550	DISH Network Corp. Class A	4,241,102
31,821	News Corp. Class A	709,290
13,446	Regal Entertainment Group Class A(a)	185,017
49,288	Time Warner, Inc.	1,897,588
70,588	Viacom, Inc. Class B	3,319,048

		13,342,748

Pharmaceuticals, Biotechnology & Life Sciences – 6.7%
5,967	Alexion Pharmaceuticals, Inc.*	592,523
71,405	Amgen, Inc.	5,215,421
24,893	Biogen Idec, Inc.*	3,594,051
6,507	Charles River Laboratories International, Inc.*	213,169
34,528	Covance, Inc.*	1,652,165
56,840	Eli Lilly & Co.	2,439,005
88,650	Gilead Sciences, Inc.*	4,545,972
15,195	Johnson & Johnson	1,026,574
175,327	Pfizer, Inc.	4,032,521
15,029	United Therapeutics Corp.*	742,132
34,741	Warner Chilcott PLC Class A*	622,559

		24,676,092

Real Estate Investment Trust – 2.6%
65,489	American Tower Corp.	4,578,336
4,669	AvalonBay Communities, Inc.	660,570
96,807	Rayonier, Inc.	4,346,634

		9,585,540

Retailing – 5.0%
8,644	Amazon.com, Inc.*	1,973,857
22,629	Best Buy Co., Inc.	474,304
66,811	Big Lots, Inc.*	2,725,221
35,006	Dick’s Sporting Goods, Inc.	1,680,288

Common Stocks – (continued)
Retailing – (continued)
47,634	Dollar Tree, Inc.*	$2,562,709
34,679	Family Dollar Stores, Inc.	2,305,460
80,294	Lowe’s Companies, Inc.	2,283,561
10,274	PetSmart, Inc.	700,481
2,918	Priceline.com, Inc.*	1,939,069
11,156	Target Corp.	649,168
14,979	TJX Companies, Inc.	643,049
19,308	Urban Outfitters, Inc.*	532,708

		18,469,875

Semiconductors & Semiconductor Equipment – 0.8%
105,296	Intel Corp.	2,806,138

Software & Services – 12.9%
31,047	Accenture PLC Class A	1,865,614
117,407	Activision Blizzard, Inc.	1,407,710
5,470	Adobe Systems, Inc.*	177,064
30,108	Amdocs Ltd.*	894,810
5,031	BMC Software, Inc.*	214,723
35,300	eBay, Inc.*	1,482,953
13,107	Google, Inc. Class A*	7,602,978
22,254	International Business Machines Corp.	4,352,437
86,983	Intuit, Inc.	5,162,441
8,432	Lender Processing Services, Inc.	213,161
6,183	Mastercard, Inc. Class A	2,659,370
301,221	Microsoft Corp.	9,214,350
279,351	Oracle Corp.	8,296,725
114,890	Symantec Corp.*	1,678,543
14,263	Synopsys, Inc.*	419,760
36,821	TIBCO Software, Inc.*	1,101,684
5,969	Visa, Inc. Class A	737,948
4,871	VMware, Inc. Class A*	443,456

		47,925,727

Technology Hardware & Equipment – 9.2%
28,137	Apple, Inc.*	16,432,008
200,397	Cisco Systems, Inc.	3,440,817
186,722	Dell, Inc.*	2,337,759
47,212	EMC Corp.*	1,210,044
54,348	Hewlett-Packard Co.	1,092,938
135,734	Ingram Micro, Inc. Class A*	2,371,273
21,074	NetApp, Inc.*	670,575
49,082	QUALCOMM, Inc.	2,732,886
55,388	Seagate Technology PLC	1,369,745
82,142	Western Digital Corp.*	2,503,688

		34,161,733

Telecommunication Services – 2.9%
252,578	AT&T, Inc.(b)	9,006,932
109,863	Sprint Nextel Corp.*	358,153
34,104	Verizon Communications, Inc.	1,515,582

		10,880,667

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Transportation – 2.6%
24,014	CSX Corp.	$536,953
38,657	FedEx Corp.	3,541,368
9,846	Norfolk Southern Corp.	706,647
13,287	Union Pacific Corp.	1,585,272
39,642	United Parcel Service, Inc. Class B	3,122,204

		9,492,444

Utilities – 3.2%
135,260	Ameren Corp.	4,536,620
32,210	Consolidated Edison, Inc.	2,003,140
64,547	Integrys Energy Group, Inc.	3,670,788
7,373	PG&E Corp.	333,776
45,844	Public Service Enterprise Group, Inc.
		1,489,930

		12,034,254

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $312,659,758)		$361,836,061

Securities Lending Reinvestment Vehicle(c)(d) – 0.0%
Goldman Sachs Financial Square Money Market Fund — FST Shares
177,800	0.203%	$177,800
(Cost $177,800)

TOTAL INVESTMENTS – 97.6%
(Cost $312,837,558)		$362,013,861

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		8,909,949

NET ASSETS – 100.0%		$370,923,810

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(d)	Represents an affiliated issuer.

       ADDITIONAL INVESTMENT INFORMATION

      FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	90	September 2012	$6,103,800	$252,068

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $312,659,758)(a)	$361,836,061
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	177,800
Cash	7,078,513
Receivables:
Investments sold	14,888,217
Dividends	326,747
Futures variation margin	153,000
Fund shares sold	75,174
Securities lending income	3,083
Other assets	2,072
Total assets	384,540,667

Liabilities:
Payables:
Investments purchased	12,258,657
Fund shares redeemed	291,653
Amounts owed to affiliates	209,462
Payable upon return of securities loaned	177,800
Accrued expenses and other liabilities	679,285
Total liabilities	13,616,857

Net Assets:
Paid-in capital	501,588,735
Undistributed net investment income	2,980,549
Accumulated net realized loss	(183,073,845)
Net unrealized gain	49,428,371
NET ASSETS	$370,923,810
Net Assets:
Institutional	$269,991,940
Service	100,931,870
Total Net Assets	$370,923,810
Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):
Institutional	23,118,851
Service	8,639,099
Net asset value, offering and redemption price per share:
Institutional	$11.68
Service	11.68

(a) Includes loaned securities having a market value of $174,752.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment income:
Dividends (net of foreign taxes withheld of $124)	$3,660,880
Securities lending income — affiliated issuer	10,864
Total investment income	3,671,744

Expenses:
Management fees	1,184,845
Distribution and Service fees — Service Class	128,879
Transfer Agent fees(a)	38,217
Professional fees	34,749
Printing and mailing costs	31,976
Custody and accounting fees	31,006
Trustee fees	8,160
Other	6,507
Total expenses	1,464,339
Less — expense reductions	(129,937)
Net expenses	1,334,402
NET INVESTMENT INCOME	2,337,342

Realized and unrealized gain (loss):
Net realized gain from:
Investments	28,421,426
Futures contracts	570,426
Net change in unrealized gain (loss) on:
Investments	(1,353,417)
Futures contracts	77,269
Net realized and unrealized gain	27,715,704
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,053,046

(a) Institutional and Service Shares had Transfer Agent fees of $27,908 and $10,309, respectively.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$2,337,342	$6,659,716
Net realized gain	28,991,852	31,578,074
Net change in unrealized loss	(1,276,148)	(21,078,210)
Net increase in net assets resulting from operations	30,053,046	17,159,580

Distributions to shareholders:
From net investment income
Institutional Shares	—	(4,875,179)
Service Shares	—	(1,550,818)
Total distributions to shareholders	—	(6,425,997)

From share transactions:
Proceeds from sales of shares	2,740,189	5,654,201
Reinvestment of distributions	—	6,425,997
Cost of shares redeemed	(35,135,111)	(80,667,735)
Net decrease in net assets resulting from share transactions	(32,394,922)	(68,587,537)
TOTAL DECREASE	(2,341,876)	(57,853,954)

Net assets:

Beginning of period	373,265,686	431,119,640
End of period	$370,923,810	$373,265,686
Undistributed net investment income	$2,980,549	$643,207

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(f)
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - Institutional	$10.80	$0.07		$0.81	$0.88	$—	$—	$—	$11.68	8.15%	$269,992	0.64	%(c)	0.70	%(c)	1.28	%(c)	61%
2012 - Service	10.82	0.06		0.80	0.86	—	—	—	11.68	7.95	100,932	0.85	(c)	0.95	(c)	1.07	(c)	61
FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - Institutional	10.57	0.18	(d)	0.25	0.43	(0.20)	—	(0.20)	10.80	4.05	273,555	0.64		0.70		1.69	(d)	51
2011 - Service	10.58	0.16	(d)	0.25	0.41	(0.17)	—	(0.17)	10.82	3.90	99,711	0.85		0.95		1.48	(d)	51
2010 - Institutional	9.50	0.14		1.08	1.22	(0.15)	—	(0.15)	10.57	12.84	319,948	0.64		0.70		1.45		38
2010 - Service	9.51	0.12		1.08	1.20	(0.13)	—	(0.13)	10.58	12.60	111,171	0.85		0.95		1.25		38
2009 - Institutional	7.99	0.15		1.54	1.69	(0.18)	—	(0.18)	9.50	21.15	340,536	0.68		0.72		1.75		136
2009 - Service	8.00	0.13		1.54	1.67	(0.16)	—	(0.16)	9.51	20.89	112,530	0.89		0.97		1.53		136
2008 - Institutional	13.16	0.17		(5.06)	(4.89)	(0.18)	(0.10)	(0.28)	7.99	(36.92)	344,144	0.71		0.72		1.53		110
2008 - Service	13.16	0.14		(5.04)	(4.90)	(0.16)	(0.10)	(0.26)	8.00	(37.05)	106,586	0.92		0.97		1.34		110
2007 - Institutional	14.67	0.15		(0.37)	(0.22)	(0.16)	(1.13)	(1.29)	13.16	(1.63)	752,148	0.71	(e)	0.72	(e)	1.02	(e)	125
2007 - Service	14.67	0.14		(0.37)	(0.23)	(0.15)	(1.13)	(1.28)	13.16	(1.72)	205,997	0.97	(e)	0.97	(e)	0.94	(e)	125

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event, with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agent fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$361,836,061	$—	$—
Securities Lending Reinvestment Vehicle	177,800	—	—
Total	$362,013,861	$—	$—

Derivatives Type
Assets(a)
Futures Contracts	$252,068	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)
Equity	Unrealized gain on futures variation margin	$252,068

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$570,426	$77,269	97

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.62%	0.59%	0.56%	0.55%	0.54%	0.62%

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has agreed to waive distribution and service fees so as not to exceed an annual rate of 0.21% of the Fund’s average daily net assets attributable to Service Shares. The distribution and service fee waiver will remain in place through April 27, 2013, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, Goldman Sachs waived approximately $20,600 in distribution and service fees for the Fund’s Services Shares.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets for Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM reimbursed approximately $104,800 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the six months ended June 30, 2012, custody fee credits were approximately $4,500.

As of June 30, 2012, the amounts owed to affiliates were approximately $186,600, $16,900 and $6,000 for management, distribution and service, and transfer agent fees, respectively.

E.  Line of Credit Facility — As of June 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2012, Goldman Sachs earned approximately $1,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were $229,002,224 and $259,375,712, respectively.

7.    SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

7.    SECURITIES LENDING (continued)

The Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a series of the Goldman Sachs Trust, a Delaware statutory trust. The Money Market Fund, deemed an affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2012, is reported under Investment Income on the Statement of Operations. A portion of this amount, $5,570, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2012, GSAL earned $1,209 in fees as securities lending agent.

The following table provides information about the Fund’s investment in the Money Market Fund for the six months ended June 30, 2012 (in thousands):

Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
1,106	8,384	(9,312)	178	$178

8.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2011, the Fund’s capital loss carryovers and certain timing differences, on a tax-basis were as follows:

Capital loss carryovers:(1)
Expiring 2016	$(68,354,723)
Expiring 2017	(139,998,215)
Total capital loss carryovers	$(208,352,938)
Timing differences (post October loss deferral)	$(1,039,628)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$315,335,890
Gross unrealized gain	54,119,915
Gross unrealized loss	(7,441,944)
Net unrealized security gain	$46,677,971

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

9.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

12.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

13.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	136,833	$1,578,332	353,442	$3,800,085
Reinvestment of distributions	—	—	456,905	4,875,179
Shares redeemed	(2,342,896)	(27,233,689)	(5,760,949)	(63,115,601)
	(2,206,063)	(25,655,357)	(4,950,602)	(54,440,337)
Service Shares
Shares sold	101,453	1,161,857	171,780	1,854,116
Reinvestment of distributions	—	—	145,207	1,550,818
Shares redeemed	(679,951)	(7,901,422)	(1,606,493)	(17,552,134)
	(578,498)	(6,739,565)	(1,289,506)	(14,147,200)
NET DECREASE	(2,784,561)	$(32,394,922)	(6,240,108)	$(68,587,537)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Share Class	Beginning Account Value 1/01/12	Ending Account Value 6/30/12		Expenses Paid for the 6 Months Ended 6/30/12*
Institutional
Actual	$1,000	$1,081.50		$3.31
Hypothetical 5% return	1,000	1,021.68	+	3.22
Service
Actual	1,000	1,079.50		4.39
Hypothetical 5% return	1,000	1,020.64	+	4.27

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.64% and 0.85% for Institutional and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured U.S. Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance index, and general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor, to limit certain expenses of the Fund that exceed a specified level and waive certain distribution and service fees, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;

(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2012. The information on the Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Fund placed in the top half of its peer group for the one-year period and in the bottom half of its peer group for the three- and five-year periods ended March 31, 2012. They further noted that the Fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the three- and five-year periods ended March 31, 2012. In addition, they noted additions to senior management of the Fund. The Independent Trustees also recognized the portfolio management team’s recent undertaking to enhance its investment models to strengthen performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level and Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Fund’s Service Shares. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.62%
Next $1 billion	0.59
Next $3 billion	0.56
Next $3 billion	0.55
Over $8 billion	0.54

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s and Goldman Sachs’ undertakings to limit certain expenses of the Fund that exceed a specified level and waive a portion of the distribution and service fees paid by the Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Fund also benefited from its participation in the securities lending program.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S EQUITY FUND

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Structured U.S. Equity Fund.

© 2012 Goldman Sachs. All rights reserved.

VITUSSAR12/79377.MF.MED.TMPL/8/2012

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Money Market Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Fund pursues its investment objective by investing in U.S. Government Securities (as defined in the Fund’s prospectus), obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Money Market Portfolio Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Money Market Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

The Fund’s standardized 7-day current yield was 0.01% and its standardized 7-day effective yield was also 0.01% as of June 30, 2012. The Fund’s one-month simple average yield was 0.37% as of June 30, 2012. The Fund’s 7-day distribution yield as of June 30, 2012 was 0.01%.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund than total return quotations.

What economic and market factors most influenced the money markets as a whole during the Reporting Period?

The Reporting Period was one wherein mixed U.S. and international economic data, political uncertainty, Federal Reserve Board (“Fed”) policy and supply/demand conditions within the repurchase agreement and U.S. Treasury securities markets combined to push money market yields lower.

Global economic growth deteriorated somewhat as the Reporting Period progressed, with the Eurozone only avoiding an official recession with a flat Gross Domestic Product (“GDP”) reading for the first calendar quarter. During the first quarter of 2012, global economic data actually showed signs of stabilization, well supported by quantitative easing programs in Japan and the U.K. as well as by the European Central Bank’s second round of three-year loans for banks, known as its long-term refinancing operation or LTRO. In March, Greece secured a near-full participation rate among private creditors for the largest sovereign debt restructure on record. Credit default swaps were triggered without a substantial market impact. In response, the peripheral European bond markets experienced some relief as investors bought risk assets.

Yields in “safe haven” markets in the U.S., U.K. and Germany rose during the first calendar quarter. Economic data in the U.S. remained robust, with the addition of an average of 225,000 jobs, and the unemployment rate slid to a three-year low of 8.2%. Additionally, the manufacturing PMI (Purchasing Managers Index) pointed to expansion in the sector for the 32nd consecutive month — and at a faster pace. Consumer spending hit a seven-month high, and March’s consumer confidence survey was the strongest in more than a year. On the other hand, Eurozone economic reports generally reinforced the widespread view that the region was close to, or already in, recession. The Eurozone’s manufacturing sector contracted for the eighth straight month in March, and its PMI fell to 48.7 from 49.3. These figures include readings below 50 (the threshold between contraction and expansion) for the largest economies in Europe, namely Germany and France. Europe’s unemployment rate hit a record high of 10.9% in February.

The second calendar quarter saw rates for “safe haven” assets hitting historic lows on the back of political uncertainty and deterioration of global economic data. The Dutch coalition government collapsed in April, and markets focused on the broader implications of new leadership in both France and Greece. The elections reinforced the theme of a stronger political backlash against the principles of austerity dominating the European, and specifically the German, response to the sovereign debt crisis to date. Eurozone economic reports generally reinforced widespread weakness in the region. PMI readings continued to decline, indicating contraction of Europe’s manufacturing sector. To add to investor unease, manufacturing PMI readings out of China during the second quarter raised concerns about the pace of that nation’s economic growth. Here in the U.S., payrolls added just 69,000 jobs in May, less than half the expected gain, and retail sales suffered back-to-back declines in April and May. The U.S.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

manufacturing PMI registered an unexpected drop in June, declining 3.8% to reach a level of 49.7. Together, the economic data boosted market expectations for additional stimulus by the Fed.

Against this backdrop, the Fed announced in June the extension of its Operation Twist program, wherein it sells short-term U.S. Treasury holdings and buys long-term U.S. Treasuries. In Greece, New Democracy, a pro-bailout and pro-euro party won the parliamentary elections and was able to form a government. It was widely expected the new government will negotiate terms of the bailout with the International Monetary Fund, European Union and European Central Bank such that harsh austerity targets may be loosened. Spain was widely expected to receive up to $126 billion in rescue loans to recapitalize its struggling banking sector, with the money initially coming from the European Stability Mechanism (“ESM”), planned as an institution to manage a permanent rescue funding program in the Eurozone. While the rescue loan money would first count as government debt, it would not take seniority over existing bonds. Indeed, at the late June European Union summit, Eurozone leaders agreed to let the permanent rescue fund directly inject funds into Spanish banks and buy bonds in the open market to rescue the borrowing costs for struggling European Union states. Throughout the month of June, we held the belief that the European Central Bank would likely cut interest rates further. (On July 5th, just after the end of the Reporting Period, the European Central Bank did cut its benchmark interest rate by 25 basis points (a basis point is 1/100th of a percentage point) to 0.75% and its deposit rate to zero from 0.25%.)

As U.S. Treasury yields declined during the Reporting Period overall, so, too, did money market yields. The Fed continued to reinforce similar rhetoric as had been in place for more than two years — it intended to operate in an ultra-low interest rate environment for an “extended period.” Still, Fed communications following its April 2012 meeting were generally less accommodative than expected. The Fed’s statement was, on the whole, barely changed from that following the March meeting, with the committee retaining its guidance that the targeted federal funds rate would likely remain exceptionally low “at least through late 2014.” The Fed also decided to continue the ongoing maturity extension program (“MEP”) of selling short-term U.S. Treasury securities and buying longer-term U.S. Treasuries, and mentioned again that it was prepared to adjust policy “as appropriate to promote a stronger economic recovery in a context of price stability.” As indicated earlier, following further weakening in economic data, the Fed announced the extension of Operation Twist to year-end 2012, which is anticipated to result in net purchases of $300 billion in 10-year U.S. Treasuries. The program is likely to remain in U.S. Treasuries and is expected to exhaust the potential for further Twist operations, as it will likely entail the selling of all of the Fed’s holdings of short-term U.S. Treasuries. Importantly, the Fed’s statement left the door open to further easing should the economy deteriorate further.

With the Fed keeping the targeted federal funds rate unchanged at its 0% to 0.25% range and with no near-term indication of this changing, money market yields remained anchored near zero through the Reporting Period, and the taxable money market yield curve was extremely flat, meaning the difference between yields at the short-term end of the money market yield curve and the longer-term end was quite narrow.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s yields remained low during the Reporting Period due primarily to the market factors discussed above. Repurchase agreement yields were in the single-digit to low-teen range; LIBOR levels moved lower; and yields on U.S. Treasury securities compressed. (LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.)

Throughout the Reporting Period, the Fund remained highly liquid, as the stress in the Eurozone continued to create uncertainty in the market. Indeed, we kept a healthy portion of the Fund’s assets in overnight positions. With the Fed reinforcing maintenance of its targeted federal funds rate at its near-zero level through 2014, we continued to selectively buy agency paper in the six-month and one-year part of the curve, a strategy we had begun implementing in the last several months of 2011.

We felt comfortable that the Fund was appropriately positioned given the interest rate environment during the Reporting Period. While conditions over the year did not provide bountiful opportunities to pick up yield, as interest rates remained near zero or at times securities were offered at negative rates, it should be noted that regardless of interest rate conditions, we manage the Fund consistently. Our investment approach has always been tri-fold — to seek preservation of capital, daily liquidity and maximization of yield potential. We manage interest and credit risk daily. Whether interest rates are historically low, high or in-between, we intend to continue to use our actively managed approach to provide the best possible return within the framework of the Fund’s guidelines and objectives.

How did you manage the Fund’s weighted average maturity during the Reporting Period?

On December 31, 2011, the Fund’s weighted average maturity was 45 days. Throughout the Reporting Period, we maintained the Fund’s weighted average maturity in a 40 to 50 day range, making adjustments in line with our outlook on interest rates, Fed policy

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

and the shape of the yield curve over the near term. The Fund’s weighted average maturity on June 30, 2012 was 50 days. The weighted average maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

How did you manage the Fund’s weighted average life during the Reporting Period?

The weighted average life of the Fund was 77 days as of June 30, 2012. The weighted average life of a money market fund is a measure of a money market fund’s price sensitivity to changes in liquidity and/or credit risk.

Under amendments to Securities and Exchange Commission (“SEC”) Rule 2a-7 that became effective in May 2010, the maximum allowable weighted average life of a money market fund is 120 days. While one of the goals of the SEC’s money market fund rule is to reinforce conservative investment practices across the money market fund industry, our security selection process has long emphasized conservative investment choices.

How was the Fund invested during the Reporting Period?

The Fund had investments in commercial paper, asset-backed commercial paper, U.S. Treasury securities, government agency securities, repurchase agreements, government guaranteed paper, tax-exempt municipal debt obligations and certificates of deposit during the Reporting Period. We focused on securities across the maturity spectrum, from overnight to one year. We particularly made purchases in longer-dated agencies during the second calendar quarter when prices declined and we had the opportunity to lock in the higher yields then available.

With yields bound near zero, there was not a lot of dispersion in performance among securities available for purchase. Throughout, though, we stayed true to our investment discipline, favoring liquidity and high quality credits over added yield. The primary focal points for our team are consistently managing interest rate risk and credit risk. We were able to navigate interest rate risk by adjusting the Fund’s weighted average maturity longer or shorter as market conditions shifted. We were able to mitigate potential credit risk by buying high quality, creditworthy names.

Did you make any changes in the Fund’s portfolio during the Reporting Period?

We did not make any significant changes in the Fund’s portfolio during the Reporting Period. As indicated earlier, we made adjustments to the Fund’s weighted average maturity based on then-current market conditions, our near-term view, and anticipated and actual Fed monetary policy statements.

What is the Fund’s tactical view and strategy for the months ahead?

In our opinion, broad financial market volatility may continue to be elevated in the months ahead in response to macroeconomic data and to events in Europe and elsewhere, but we believe interest rates are likely to remain low into 2014 with the Fed holding the targeted federal funds rate near zero. Although money market investment flows have stabilized, we expect to keep the Fund conservatively positioned as we continue to focus on preservation of capital and daily liquidity. We do not believe there is value in sacrificing liquidity in exchange for opportunities that only modestly increase yield potential. We will continue to use our actively managed approach to seek the best possible return within the framework of the Fund’s investment guidelines and objectives. In addition, we will continue to manage interest, liquidity and credit risk daily. In our view, Fed policy risks are skewed to the side of easier monetary policy and further accommodation for the remainder of 2012.

We will, of course, continue to closely monitor economic data, Fed policy, and any shifts in the money market yield curve, as we strive to strategically navigate the interest rate environment.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

MONEY MARKET FUND – SECTOR ALLOCATION†

Security Type

(Percentage of Net Assets)

†	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

Commercial Paper and Corporate Obligations – 23.7%
ABN Amro Funding USA LLC
$2,000,000	0.451%	08/02/12	$1,999,200
Aspen Funding Corp.
1,000,000	0.471	08/09/12	999,491
Atlantic Asset Securitization LLC
1,000,000	0.530	07/02/12	999,985
1,000,000	0.550	07/11/12	999,847
1,000,000	0.751	08/02/12	999,334
Atlantis One Funding Corp.
1,000,000	0.491	07/25/12	999,673
1,000,000	0.652	08/02/12	999,422
1,000,000	0.521	08/23/12	999,235
Barclays Bank PLC
1,000,000	0.900	07/23/12	1,000,000
Barton Capital LLC
2,000,000	0.500	07/31/12	1,999,167
Gemini Securitization Corp. LLC
2,000,000	0.440	07/09/12	1,999,804
Hannover Funding Co. LLC
1,000,000	0.671	08/10/12	999,255
1,000,000	0.671	08/13/12	999,200
Kells Funding LLC
1,000,000	0.511	07/10/12	999,872
1,000,000	0.501	08/06/12	999,500
LMA Americas LLC
2,000,000	0.510	07/05/12	1,999,887
Matchpoint Master Trust
2,000,000	0.450	07/23/12	1,999,450
Newport Funding Corp.
1,064,000	0.461	07/30/12	1,063,606
NRW Bank
2,000,000	0.260	07/20/12	1,999,726
Regency Markets No. 1 LLC
2,000,000	0.230	07/20/12	1,999,757
Royal Park Investments Funding Corp.
1,000,000	0.952	09/24/12	997,756
1,000,000	0.952(a)	10/01/12	997,599
Versailles Commercial Paper LLC
2,000,000	0.510	07/02/12	1,999,972

TOTAL COMMERCIAL PAPER
AND CORPORATE OBLIGATIONS			$31,050,738

Eurodollar Certificate of Deposit – 1.5%
Mizuho Corporate Bank, Ltd.
$2,000,000	0.430%	08/06/12	$2,000,000

Fixed Rate Municipal Debt Obligations – 2.4%
Regents of the University of California Taxable RN Series 2011 AA-1
$300,000	0.480%	07/01/12	$300,000
San Francisco County Transportation Authority CP Series 2012
850,000	0.270	07/10/12	850,000
State of Texas TRANS Series 2011 A
2,000,000	2.500	08/30/12	2,007,374

TOTAL FIXED RATE MUNICIPAL DEBT
OBLIGATIONS			$3,157,374

U.S. Government Agency Obligations – 14.8%
Federal Farm Credit Bank
$200,000	0.608%(b)	11/01/12	$200,000
Federal Home Loan Bank
1,000,000	0.240	09/28/12	999,991
1,000,000	0.230	10/24/12	999,861
300,000	0.230	11/07/12	299,975
100,000	0.200	12/06/12	99,977
100,000	0.300	12/06/12	100,000
300,000	0.300	12/07/12	300,000
500,000	0.210	12/10/12	499,903
800,000	0.210	12/13/12	799,842
800,000	0.300	12/14/12	800,000
200,000	0.300	12/17/12	200,000
600,000	0.210	12/19/12	599,870
600,000	0.210	12/21/12	599,875
300,000	0.200	12/28/12	299,920
600,000	0.210	12/28/12	599,870
200,000	0.300	01/11/13	200,000
300,000	0.210	05/17/13	299,887
350,000	0.200	05/22/13	349,835
200,000	0.230	05/23/13	199,958
20,000	0.230	05/24/13	19,995
1,000,000	0.240	05/24/13	999,882
500,000	0.230	05/29/13	499,894
500,000	0.240	06/06/13	499,938
100,000	0.230	06/07/13	99,978
50,000	0.280	06/10/13	50,000
200,000	0.350	06/10/13	200,181
300,000	0.230	06/12/13	299,934
350,000	0.230	06/18/13	349,920
400,000	0.420	06/21/13	400,645
100,000	1.875	06/21/13	101,572
300,000	0.125	06/28/13	299,589
600,000	0.240	06/28/13	599,905
1,000,000	0.181(b)	07/08/13	999,484
1,000,000	0.182(b)	07/15/13	999,474
Federal Home Loan Mortgage Corporation
1,000,000	5.500	08/20/12	1,007,202
1,000,000	0.189(b)	05/03/13	999,661

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Principal Amount	Interest Rate	Maturity Date	Amortized Cost

U.S. Government Agency Obligations – (continued)
Federal National Mortgage Association
$1,000,000	0.275%(b)	12/28/12	$999,902
1,500,000	0.376(b)	05/17/13	1,499,594

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS			$19,375,514

U.S. Treasury Obligations – 3.4%
United States Treasury Notes
$500,000	3.875%	02/15/13	$511,427
1,000,000	0.625	02/28/13	1,002,769
1,600,000	0.750	03/31/13	1,606,528
1,000,000	2.500	03/31/13	1,016,810
300,000	1.000	07/15/13	302,322

TOTAL U.S. TREASURY OBLIGATIONS			$4,439,856

Variable Rate Municipal Debt Obligations(b) – 19.0%
BlackRock Municipal Income Trust VRDN RB Putters Series 2012-T0008 (JPMorgan Chase Bank, LIQ)(c)
$1,000,000	0.380%	01/02/15	$1,000,000
BlackRock MuniHoldings Investment Quality Fund VRDN Tax-Exempt Preferred Series 2011 W-7-2746 (Bank of America N.A., LIQ)(c)
300,000	0.430	07/01/41	300,000
BlackRock MuniVest Fund, Inc. VRDN RB Putters Series 2012-T0005 (JP Morgan Chase Bank N.A., LIQ)(c)
950,000	0.380	01/02/15	950,000
BlackRock MuniYield Fund, Inc. VRDN Tax-Exempt Preferred Series 2011 W-7-2514 (Bank of America N.A., LIQ)(c)
300,000	0.430	07/01/41	300,000
City of Durham, North Carolina GO VRDN for Taxable Housing Series 2000 (Bank of America N.A., SPA)
1,250,000	0.750	05/01/18	1,250,000
City of Los Angeles, California Department of Airports VRDN RB for Los Angeles International Airport Putters Series 2012-4174 (JPMorgan Chase Bank N.A., LIQ)(c)
1,500,000	0.240	11/15/16	1,500,000
City of Riverton, Utah VRDN RB for IHC Health Services, Inc. Series 2012-33C (Wells Fargo Bank N.A., LIQ) (GTY AGMT- Wells Fargo Bank N.A.)(c)
1,000,000	0.190	05/15/39	1,000,000
Cook County, Illinois GO VRDN Series 2002 B (Landesbank Hessen-Thueringen Girozentrale, SPA)
2,000,000	0.310	11/01/31	2,000,000
Dekalb County, Georgia Development Authority VRDN RB for Emory University Series 1995 B (GO of University)
4,200,000	0.200	11/01/25	4,200,000
Missouri State Health & Educational Facilities Authority VRDN RB for Saint Luke’s Health System Series 2008 A (Bank of America N.A., LOC)
1,100,000	0.320	11/15/40	1,100,000

Variable Rate Municipal Debt Obligations(b) – (continued)
Montgomery County, Virginia Industrial Development Authority VRDN RB for Virginia Tech Foundation Series 2009 B (Bank of New York Mellon, SPA)
$1,120,000	0.300%	02/01/39	$1,120,000
New Jersey State Turnpike Authority VRDN RB Series 1991 D (NATL-RE FGIC) (Societe Generale, LOC)
1,000,000	0.700	01/01/18	1,000,000
New York City, New York Transitional Finance Authority VRDN RB for Future Tax Secured Series 1998 A-1 (WestLB AG, SPA)
1,000,000	0.210	11/15/28	1,000,000
Nuveen Municipal Market Opportunity Fund, Inc. VRDN Tax- Exempt Preferred Series 2010-1 (Deutsche Bank A.G., LIQ)(c)
500,000	0.350	03/01/40	500,000
Port Authority of New York & New Jersey VRDN RB P-Floats- MT-783 Series 2011 (AGM GO of Authority) (Bank of America N.A., LIQ)
3,580,000	0.330	07/07/12	3,580,000
Texas State GO VRDN Putters Series 2012-4206 (JPMorgan Chase Bank, LIQ)(c)
985,000	0.230	02/01/16	985,000
University of Alabama VRDN RB Series 1993 B
1,400,000	0.340	10/01/13	1,400,000
University of Illinois VRDN COPS for Utility Infrastructure Projects Series 2004 (Bank of America N.A., SPA)
1,000,000	0.320	08/15/21	1,000,000
Washington State Housing Finance Commission VRDN RB for Vintage at Spokane Senior Living Project Series 2006 A (FNMA, LIQ)
795,000	0.210	08/15/40	795,000

TOTAL VARIABLE RATE MUNICIPAL DEBT
OBLIGATIONS			$24,980,000

Variable Rate Obligations(b) – 10.7%
Bank of Nova Scotia
$1,000,000	0.547%	11/09/12	$1,000,000
Commonwealth Bank of Australia
2,000,000	0.568(c)	09/10/12	1,999,979
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,000,000	0.606(c)	09/14/12	1,000,000
Deutsche Bank AG
2,000,000	0.668	03/15/13	2,000,000
JPMorgan Chase Bank NA
1,000,000	0.536	06/18/13	1,000,000
3,000,000	0.364	06/21/13	3,000,000
National Bank of Canada/NY
1,000,000	0.331	12/14/12	1,000,000
Royal Bank of Canada
2,000,000	0.369	09/20/12	2,000,000
Westpac Banking Corp.
1,000,000	0.549(c)	11/06/12	1,000,000

TOTAL VARIABLE RATE OBLIGATIONS			$13,999,979

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Amortized Cost
Yankee Certificates of Deposit – 5.3%
Banco Del Estado De Chile
$1,000,000	0.440%	07/23/12	$1,000,000
Industrial & Commercial Bank of China Ltd/New York
2,000,000	0.750	09/24/12	2,000,000
Mitsubishi UFJ Trust and Banking Corp.
2,000,000	0.420	08/17/12	2,000,000
The Norinchukin Bank
2,000,000	0.410	09/21/12	2,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT			$7,000,000

TOTAL INVESTMENTS BEFORE
REPURCHASE AGREEMENTS			$106,003,461

Repurchase Agreements(d) – 18.9%
ABN Amro Securities (USA) LLC
$1,000,000	0.330%(b)	07/05/12	$1,000,000
Maturity Value: $1,000,073
Settlement Date: 06/27/12
Collateralized by various equity securities. The aggregate market value of the collateral was $1,098,539.

BNP Paribas Securities Corp.
2,000,000	0.500	07/02/12	2,000,000
Maturity Value: $2,000,083
Collateralized by Flagstar Home Equity Loan Trust asset-backed obligation, 5.997%, due 01/25/35 and various corporate security issuers, 5.250% to 9.500%, due 03/15/13 to 12/28/99. The
    aggregate market value of the collateral, including accrued interest, was $2,241,669.

1,000,000	0.850(b)	07/05/12	1,000,000
Maturity Value: $1,000,331
Settlement Date: 06/21/12
Collateralized by Federal National Mortgage Association, 0.000%,
    due 10/09/19 and Greenwich Capital Commercial Funding
    Corp. mortgage-backed security issuer, 5.447%, due 03/10/39.
    The aggregate market value of the collateral, including accrued interest, was $1,048,261.

Deutsche Bank Securities, Inc.
3,000,000	0.450	07/02/12	3,000,000
Maturity Value: $3,000,113
Collateralized by various corporate security issuers, 0.000% to 6.000%, due 09/01/14 to 06/01/42. The aggregate market value of the collateral, including accrued interest, was $3,300,001.

Joint Repurchase Account III
14,800,000	0.197	07/02/12	14,800,000
Maturity Value: $14,800,243

Repurchase Agreements(d) – (continued)
RBS Securities, Inc.
$3,000,000	0.500%	07/02/12	$3,000,000
Maturity Value: $3,000,125
Collateralized by Federal Home Loan Mortgage Corp., 3.500%, due 03/01/27 to 03/01/32. The aggregate market value of the collateral, including accrued interest, was $3,064,311.

TOTAL REPURCHASE AGREEMENTS			$24,800,000

TOTAL INVESTMENTS – 99.7%			$130,803,461

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			445,579

NET ASSETS – 100.0%			$131,249,040

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion represents a forward commitment.
(b)	Variable or floating rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(c)	Security not registered under the Securities Act of 1933, as amended. Such securities have been determined to be liquid by the Investment Adviser. At June 30, 2012, these securities amounted to $10,534,979 or approximately 8.0% of net assets.
(d)	Unless noted, all repurchase agreements were entered into on June 29, 2012. Additional information on Joint Repurchase Agreement Account III appears on page 9.
Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.
Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
AGM	—Insured by Assured Guaranty Municipal Corp.
COPS	—Certificates of Participation
CP	—Commercial Paper
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Insured by Federal National Mortgage Association
GO	—General Obligation
GTY AGMT	—Guaranty Agreement
IHC	—International Health Care
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
NATL-RE	—National Reinsurance Corp.
RB	—Revenue Bond
RN	—Revenue Notes
SPA	—Stand-by Purchase Agreement
TRANS	—Tax Revenue Anticipation Notes
VRDN	—Variable Rate Demand Notes

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2012, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 2, 2012, as follows:

Principal Amount	Maturity Value	Collateral Value
$14,800,000	$14,800,243	$15,213,168

Counterparty	Interest Rate	Principal Amount
Bank of Nova Scotia (The)	0.190%	$459,512
BNP Paribas Securities Corp.	0.190	3,083,976
Crédit Agricole Corporate and Investment Bank	0.210	7,247,343
Wells Fargo Securities LLC	0.180	4,009,169
TOTAL		$14,800,000

At June 30, 2012, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 5.000%	02/01/26 to 06/01/42
Federal National Mortgage Association	2.500 to 5.000	09/01/21 to 07/01/42
Government National Mortgage Association	3.000 to 5.500	09/15/26 to 06/20/42

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments based on amortized cost	$106,003,461
Repurchase agreements based on amortized cost	24,800,000
Cash	95,425
Receivables:
Investment securities sold	1,500,030
Interest	111,919
Fund shares sold	64,609
Reimbursement from investment adviser	14,651
Other assets	2,332
Total assets	132,592,427

Liabilities:
Payables:
Investments purchased	997,599
Fund shares redeemed	165,622
Amounts owed to affiliates	38,969
Accrued expenses	141,197
Total liabilities	1,343,387

Net Assets:
Paid-in capital	131,249,075
Accumulated net realized loss from investments	(35)
NET ASSETS	$131,249,040
Total Service Shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	131,249,056
Net asset value, offering and redemption price per share	$1.00

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Investment income:
Interest	$251,474

Expenses:
Distribution and Service fees	170,125
Management fees	139,502
Professional fees	41,057
Custody and accounting fees	21,583
Printing and mailing costs	18,197
Transfer Agent fees	13,609
Trustee fees	7,712
Other	2,908
Total expenses	414,693
Less — expense reductions	(167,324)
Net expenses	247,369
NET INVESTMENT INCOME	4,105
NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS	12
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,117

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income	$4,105	$7,497
Net realized gain	12	1,380
Net increase in net assets resulting from operations	4,117	8,877

Distributions to shareholders:
From net investment income	(4,105)	(7,497)
From net realized gains	(47)	(1,380)
From capital	—	(387)
Total distributions to shareholders	(4,152)	(9,264)

From share transactions (at net asset value of $1.00 per share):
Proceeds from sales of shares	13,052,210	77,973,255
Reinvestment of distributions	4,152	9,264
Cost of shares redeemed	(25,980,391)	(57,174,442)
Net increase (decrease) in net assets resulting from share transactions	(12,924,029)	20,808,077
TOTAL INCREASE (DECREASE)	(12,924,064)	20,807,690

Net assets:

Beginning of period	144,173,104	123,365,414
End of period	$131,249,040	$144,173,104

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Net asset value, beginning of period	Net investment income(a)		Distributions from net investment income(b)		Net asset value, end of period	Total return(c)		Net assets, end of period (in 000's)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2012	$1.00	$—	(d)	$—	(d)	$1.00	—	%(e)	$131,249	0.36	%(f)	0.61	%(f)	0.01	%(f)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2011	1.00	—	(d)	—	(d)	1.00	0.01		144,173	0.30		0.66		0.01
2010	1.00	—	(d)	—	(d)	1.00	0.01		123,365	0.33		0.68		—	(g)
2009	1.00	0.002	(h)	(0.002	)(h)	1.00	0.15		143,347	0.53		0.77		0.15
2008	1.00	0.02		(0.02)		1.00	2.25		194,871	0.63		0.71		2.27
2007	1.00	0.05		(0.05)		1.00	4.98		205,518	0.48		0.71		4.87

(a)	Calculated based on the average shares outstanding methodology.
(b)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(c)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized.
(d)	Amount is less than $0.0005 per share.
(e)	Amount is less than 0.005%.
(f)	Annualized.
(g)	Amount is less than 0.005% of average net assets.
(h)	Net investment income and distributions from net investment income contain $0.0002 of net realized capital gains and distributions from net realized gains.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — It is the Fund’s policy to use the amortized-cost method permitted by Rule 2a-7 under the Act, which approximates market value, for valuing portfolio securities. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue, as an adjustment to interest income. Under procedures and tolerances approved by the trustees, GSAM evaluates the difference between the Fund’s net asset value per share (“NAV”) based upon the amortized cost of the Fund’s securities and the NAV based upon available market quotations (or permitted substitutes) at least once a week.

B.  Investment Transactions, and Investment Income — Investment transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

C.  Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Fund’s capital accounts on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The Levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

As of June 30, 2012, all investments are classified as Level 2. Please refer to the Schedule of Investments for further detail.

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee, accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. This fee is equal to an annual percentage rate of the Fund’s average daily net assets.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly and is equal to an annual percentage rate of the Fund’s average daily net assets.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the six months ended June 30, 2012, GSAM reimbursed approximately $89,000 to the Fund.

E.  Contractual and Net Fund Expenses — During the six months ended June 30, 2012, Goldman Sachs, as distributor and transfer agent, voluntarily agreed to waive a portion of distribution and service plan fees and transfer agency fees attributable to the Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agent fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal period. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

Fee/Expense Type (contractual rate, if any)	Ratio of net expenses to average net assets for the six months ended June 30, 2012*
Management Fee (0.205%)	0.21%
Distribution and Service Fees (0.25%)	0.13
Transfer Agency Fee (0.02%)	0.02
Other Expenses	— (a)
Net Expenses	0.36%

*	Annualized
(a)	Amount is less than 0.005% of average net assets.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2012, Goldman Sachs waived approximately $78,000 in distribution and service fees.

For the six months ended June 30 2012, the amounts owed to affiliates of the Fund were approximately $22,000, $15,000, and $2,000 for management, distribution and service fees, and transfer agent fees, respectively.

F. Line of Credit Facility — As of June 30, 2012, the Fund participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Fund did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Fund Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may increase the Fund’s brokerage costs.

Interest Rate Risk — In a low interest rate environment, low yields on the Fund’s holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders. As a result, GSAM and/or Goldman Sachs may voluntarily agree to waive a significant portion of certain fees (such as distribution fees, service fees, transfer agency and management fees) which can fluctuate daily.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

6.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

7.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”), was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by the Financial Accounting Standards Board (“FASB”) and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

8.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*
Actual	$1,000.00	$1,000.03		$1.81
Hypothetical 5% return	1,000.00	1,023.06	+	1.83

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.36%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including:
(i)	the relative management fee and expense level of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and Goldman, Sachs & Co. (“Goldman Sachs”), the Fund’s affiliated distributor and transfer agent, to waive certain fees in order to maintain a positive yield for the Fund and limit certain expenses of the Fund that exceed a specified level, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Fund;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2011. The information on the Fund’s investment performance was provided for the one-, three- and five-year periods ended December 31, 2011.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees considered the performance of the Fund in light of its investment objective and the credit parameters. They also considered the challenging yield environment in which the Fund had operated since 2009. They noted that despite volatility in the U.S. and global financial markets since 2009, the Investment Adviser had been able to maintain a stable net asset value and positive yield to meet the demand of the Fund’s investors, in large part as the result of voluntary fee waivers. In light of these considerations, the Independent Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and a category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency and custody fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They noted that the Investment Adviser and Goldman Sachs had taken a number of steps, including waiving distribution and service and transfer agency fees, in order to maintain a positive yield for the Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Fund under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees noted that the Fund does not have management fee breakpoints. They considered the amounts of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level; and the willingness of Goldman Sachs to waive certain fees on a temporary basis in order to maintain a positive Fund yield. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser. They also observed that the Investment Adviser’s (and its affiliates’) level of profitability had been reduced as a result of fee waivers and expense limitations.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under the SEC exemptive orders permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2013.

24

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LoRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our Website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Money Market Fund.

© 2012 Goldman Sachs. All rights reserved.

79280.MF.MED.TMPL/8/2012 VITMMSAR12

Goldman

Sachs Variable Insurance Trust

Goldman Sachs

Global Markets

Navigator Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

The Goldman Sachs Global Markets Navigator Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Global Markets Navigator Index (the “Index”). The Index is comprised of, and allocates exposure to, a set of underlying indices representing various global asset classes including, but not limited to, global equity, fixed income and commodity assets. The Index is constructed using a proprietary methodology developed by the index provider, and is rebalanced at least monthly. The Fund’s performance may not match, and may vary substantially from, that of the Index. There can be no assurance that the methodology used by the index provider in constructing the Index will correctly forecast certain risks or make effective tactical decisions, and the Fund’s attempt to track this Index may cause it to underperform general securities markets and/or other asset classes. Derivative investments (including swaps) may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund currently relies on an exemption from regulation as a “commodity pool operator”, which if altered, could affect the operations and investment strategies of the Fund and increase its expenses. The Fund may also invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. Because the Fund may concentrate its investments in an industry (only in the event that an industry represents 20% or more of the Fund’s index), the Fund may be subject to greater risk of loss as a result of adverse economic, business

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

or other developments affecting that industry. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The “GS Global Markets Navigator Index” is a trademark or service mark of Goldman, Sachs & Co. and has been licensed for use by the Investment Adviser in connection with the Fund. As the licensor of this trademark or service mark, Goldman, Sachs & Co. does not make any representation regarding the advisability of investing in the Fund.

NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE GS GLOBAL MARKETS NAVIGATOR INDEX (THE “INDEX”) OR THE FUND TO PERFORM AS INTENDED. GOLDMAN, SACHS & CO.’S RELATIONSHIP TO THE FUND, IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF GOLDMAN, SACHS & CO. AND OF THE INDEX WHICH WAS DEVELOPED BY GOLDMAN, SACHS & CO. AND IS CALCULATED BY GOLDMAN, SACHS & CO.’S AGENTS WITHOUT REGARD TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., OR THE FUND. NEITHER GOLDMAN, SACHS & CO. NOR ANY OF ITS AFFILIATES NOR AGENTS (INCLUDING ANY CALCULATION AGENT) HAS ANY OBLIGATION TO TAKE THE NEEDS OF GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P.) IS RESPONSIBLE FOR NOR HAS IT, IN SUCH CAPACITY, OR HAVE THEY PARTICIPATED IN THE DETERMINATION OF THE OFFERING PRICES AND THE AMOUNT OF THE SHARES OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF SHARES OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE OFFERING OR REDEMPTION PRICE PER SHARE OF THE FUND. NEITHER GOLDMAN, SACHS & CO., IN ITS CAPACITY AS LICENSOR OF THE INDEX TO GOLDMAN SACHS ASSET MANAGEMENT, L.P., NOR ANY OF ITS AFFILIATES (OTHER THAN GOLDMAN SACHS ASSET MANAGEMENT, L.P.) HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. GOLDMAN, SACHS & CO. OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that approximate the performance of the Goldman Sachs Global Markets Navigator Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Global Markets Navigator Fund’s (the “Fund”) performance and positioning for the period since its inception on April 16, 2012 through June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of -1.30%. This return compares to the -0.63% cumulative total return of the Fund’s benchmark, the Goldman Sachs Global Markets Navigator Index (the “Index”), during the same time period.

Importantly, since inception, the Fund’s overall annualized volatility was 4.57%, significantly less than the S&P® 500 Index’s annualized volatility of 16.09% during the same time period.

What economic and market factors most influenced the Fund during the Reporting Period?

During April, optimism about Europe’s financial problems gave way to uncertainty and fear of a European Monetary Union (“EMU”) break-up. The changing political landscape unnerved markets. The French did not re-elect their president, who had worked closely with Germany’s chancellor since the start of the crisis, and elected a Socialist. The Dutch coalition government broke up. In addition, deepening concerns over the health of Spanish banks and Greece’s potential exit from the EMU weighed heavily on European markets, the euro and the financials sector, particularly large European banks. Despite further easing from the Bank of Japan, the yen continued to rise and pressured Japanese equities.

Meanwhile, economic data from the U.S. began to lose some momentum and called into question the U.S. recovery. The U.S. labor market, which had been reporting improvements, appeared to slow, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter U.S. Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals.

In May, global equity markets declined with the S&P 500 Index falling 6.3%. International equity markets retreated even more, with the MSCI EAFE and MSCI Emerging Markets indices dropping 11.5% and 11.0%, respectively. Investors sought relative safety in less risky assets, leading to a strong rally in bonds for the month. Disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. The gloomy mood prevailed into June as Spain’s banking system required a bailout and Moody’s Investors Service downgraded 15 international banks. However, markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund seeks to achieve its objective by investing in financial instruments that provide exposure to the various underlying global equity and fixed income indices that comprise the Goldman Sachs Global Markets Navigator Index. Using a momentum-based methodology, the Fund strives to manage risk and enhance long-term returns in changing market environments.

Momentum investing seeks growth of capital by gaining exposure to asset classes that have exhibited trends in price performance over selected time periods. In managing the Fund, we use a methodology that evaluates historical three-, six- and nine-month returns, volatilities and correlations across a range of nine global asset classes. Represented by indices, these asset classes include, within the equities category, the U.S. large cap, Europe, Asia, emerging markets, the U.K. and U.S. small-cap stocks. Within the fixed income category, the Fund may allocate assets to the U.S., Europe and Japan. The analysis of these asset classes drives the aggregate allocations of the Fund over time. We believe market price momentum — either positive or negative — has significant predictive power.

During the Reporting Period, the Fund’s positioning in equities detracted from its relative performance. This was partially offset by the positive contribution made by the Fund’s exposure to fixed income.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

How was the Fund positioned during the Reporting Period?

The Fund’s allocation to fixed income increased slightly during the month of May driven by the strong momentum of the asset class. In May, we shifted the Fund away from the declining equity markets, specifically in Europe. The Fund maintained exposure to U.S. and Japanese equities largely based on the attractive returns these asset classes had seen overall during the first several months of 2012. In June, the Fund’s allocation to Japanese stocks was reduced to zero. Throughout the Reporting Period, the Fund had about 7% of its assets invested in small-cap stocks.

How did volatility affect the Fund during the Reporting Period?

As part of our investment approach, we seek to mitigate the Fund’s volatility. As mentioned earlier, during the Reporting Period, the Fund’s actual volatility (annualized, using daily returns) was 4.57% versus the S&P 500® Index’s volatility annualized of 16.09%.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. small-cap equities and to non-U.S. developed market equities, including those in Europe and Japan, as well as to gain exposure to U.S. and non-U.S. fixed income.

What changes did you make within the Fund during the Reporting Period?

As the Fund launched on April 16, 2012, it was not a matter of making changes during the Reporting Period but largely of initiating trades and building the portfolio.

What is the Fund’s tactical asset allocation view and strategy for the months ahead?

At the end of the Reporting Period, the Fund had allocations to U.S. and U.K. equities as well as to U.S. small-cap stocks. It also had exposure to U.S. and European fixed income. It had no exposure at the end of the Reporting Period to Japanese fixed income or to European, Asian or emerging markets stocks.

Going forward, we intend to position the Fund to provide exposure to price momentum from among nine underlying asset classes, while dynamically managing the volatility, or risk, of the overall portfolio. When risk increases, our goal is to preserve capital by moving the Fund into less risky assets such as fixed income. When we believe the financial markets have become more stable, we expect to allocate a greater portion of the Fund to equities. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

4

FUND BASICS

Global Markets Navigator Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Service	N/A	N/A	N/A	-1.30%	4/16/12

[1]

Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	1.09%	1.41%

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 9, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

5

FUND BASICS

FUND COMPOSITION3

As of June 30, 2012

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Agency Debentures” include agency securities offered by companies such as Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures(a) – 26.7%
FHLB
$451,000	0.000%	09/28/12	$450,911
FHLMC
451,000	0.000	09/24/12	450,916
FNMA
451,000	0.000	09/26/12	450,914

TOTAL AGENCY DEBENTURES
(Cost $1,352,602)			$1,352,741

Shares	Description		Value
Exchange Traded Fund – 21.1%
17,112	Vanguard S&P 500 ETF		$1,065,735
(Cost $1,056,327)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation – 42.8%
United States Treasury Notes
$1,901,000	3.125%	05/15/21	$2,163,909
(Cost $2,169,659)

TOTAL INVESTMENTS – 90.6%
(Cost $4,578,588)			$4,582,385

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.4%			474,544

NET ASSETS – 100.0%			$5,056,929

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Euro-Bund	6	September 2012	$1,069,854	$(24,009)
FTSE 100 Index	3	September 2012	259,495	4,947
Russell 2000 Mini Index	5	September 2012	397,700	17,662
TOTAL				$(1,400)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Assets and Liabilities

June 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $4,578,588)	$4,582,385
Cash	510,785
Receivables:
Futures variation margin(a)	79,815
Reimbursement from investment adviser	29,650
Fund shares sold	15,413
Interest	7,587
Deferred offering costs	122,376
Total assets	5,348,011

Liabilities:
Payables:
Investments purchased	103,122
Amounts owed to affiliates	3,681
Fund shares redeemed	74
Accrued expenses and other liabilities	184,205
Total liabilities	291,082

Net Assets:
Paid-in capital	5,085,046
Undistributed net investment loss	(2,358)
Net realized loss	(28,184)
Net unrealized gain	2,425
NET ASSETS	$5,056,929
Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	512,102
Net asset value, offering and redemption price per share:	$9.87

(a) Includes cash on deposit with counterparty relating to initial margin requirements on future transactions of $70,955.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Operations

For the Period Ended June 30, 2012 (Unaudited)(a)

Investment income:
Dividends	$4,918
Interest	230
Total investment income	5,148

Expenses:
Offering costs	30,761
Professional fees	21,068
Organization costs	12,000
Printing and mailing costs	11,583
Custody and accounting fees	6,342
Management fees	5,799
Trustee fees	3,475
Distribution and Service fees	1,835
Transfer Agent fees	147
Other	867
Total expenses	93,877
Less — expense reductions	(86,371)
Net expenses	7,506
NET INVESTMENT LOSS	(2,358)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	9,150
Futures contracts	(36,828)
Foreign currency transactions	(506)
Net unrealized gain (loss) on:
Investments	3,797
Futures contracts	(1,400)
Foreign currency translation	28
Net realized and unrealized loss	(25,759)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,117)

(a) Commenced operations on April 16, 2012.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement of Changes in Net Assets

For the Period Ended June 30, 2012(a) (Unaudited)

From operations:
Net investment loss	$(2,358)
Net realized loss	(28,184)
Net unrealized gain	2,425
Net decrease in net assets resulting from operations	(28,117)

From share transactions:
Proceeds from sales of shares	5,175,372
Cost of shares redeemed	(90,326)
Net increase in net assets resulting from share transactions	5,085,046
TOTAL INCREASE	5,056,929

Net assets:

Beginning of period	—
End of period	$5,056,929
Undistributed net investment loss	$(2,358)

Summary of share transactions:
Shares sold	521,292
Shares redeemed	(9,190)
NET INCREASE	512,102

(a) Commenced operations on April 16, 2012.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment loss to average net assets(c)	Portfolio turnover rate(d)
FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)
2012 (Commenced April 16, 2012)	$10.00	$(0.01)	$(0.12)	$(0.13)	$9.87	(1.30)%	$5,057	1.02%	9.60%	(0.32)%	31%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Global Markets Navigator Fund (the “Fund”). The Fund is a non-diversified portfolio under the Act offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The Fund commenced operations on April 16, 2012.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event, with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed on the first day of operations.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2012:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Agency Debentures	$—	$1,352,741	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	2,163,909	—	—
Exchange Traded Fund	1,065,735	—	—
Total	$3,229,644	$1,352,741	$—

Derivative Type
Assets(a)
Futures Contracts	$22,609	$—	$—
Liabilities(a)
Futures Contracts	$(24,009)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2012. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Equity	Unrealized gain on futures variation margin	$22,609	—	$—
Interest Rate	—	—	Unrealized loss on futures variation margin	(24,009)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended June 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net unrealized gain (loss) on futures contracts	$(77,545)	$22,609	9
Interest Rate	Net realized gain (loss) from futures contracts/Net unrealized gain (loss) on futures contracts	40,717	(24,009)	9

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended June 30, 2012, contractual management fees with GSAM were at the following rates:

Contractual Management Rate
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.79%	0.71%	0.68%	0.66%	0.65%	0.79%

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Fund.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 9, 2013, and prior to such date GSAM may not terminate the arrangement without the approval of the trustees. For the period ended June 30, 2012, GSAM reimbursed approximately $86,100 to the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian, which may result in a reduction of the Fund’s expenses. For the period ended June 30, 2012, custody fee credits were approximately $300.

As of June 30, 2012, the amounts owed to affiliates were approximately $2,700, $900 and $100 for management, distribution and service, and transfer agent fees, respectively.

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended June 30, 2012, were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations
$2,169,889	$1,509,043	$—	$461,867

7.    TAX INFORMATION

As of June 30, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,578,588
Gross unrealized gain	9,548
Gross unrealized loss	(5,751)
Net unrealized security gain	$3,797

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Fund’s Shareholder Concentration Risk — Certain participating insurance companies, accounts or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional funds, including but not limited to: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers.

Industry Concentration Risk — The Fund will not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that, to the extent that an industry represents 20% or more of the Fund’s index at the time of investment, the Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in issuers conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

11.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Fund Expenses — Period Ended June 30, 2012 (Unaudited)(a)

As a shareholder of the Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1); fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 16, 2012 through June 30, 2012.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Beginning Account Value 4/16/12	Ending Account Value 6/30/12		Expenses Paid for the Period Ended 6/30/12*
Actual	$1,000	$987.00		$2.08
Hypothetical 5% return	1,000	1,019.79	+	5.12

(a)	Commenced operations on April 16, 2012.

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the fiscal period ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.02%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Markets Navigator Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced operations on April 16, 2012. The Board of Trustees oversees the management of the Trust and (once available) reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”). The Management Agreement was initially approved on behalf of the Fund by the Board of Trustees at a meeting held on December 14-15, 2011 (the “Initial Meeting”, and together with the Annual Meeting, the “Meetings”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Trustees first considered approving the launch of the Fund. At those Committee meetings, regularly scheduled Board meetings and/or the Meetings, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided (or to be provided) to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	projected management fee and expense information for the Fund, including the relative expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”);
(e)	the undertaking of the Investment Adviser to limit certain expenses of the Fund that exceed a specified level;
(f)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(g)	a summary of the “fall-out” benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(h)	a summary of potential benefits derived (or expected to be derived) by the Fund as a result of its relationship with the Investment Adviser;
(i)	information regarding commissions paid by the Trust, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	the manner in which portfolio manager compensation is determined;
(k)	the nature and quality of the services provided (or to be provided) to the Fund by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(l)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Rule 12b-1 distribution and service fees paid (or to be paid) by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Meetings encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Meetings, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided (or to be provided) by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Fund of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Investment Adviser. The Independent Trustees noted that, as of the date of the Annual Meeting, the Fund had recently commenced operations and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees noted that they had reviewed information on the proposed management fees, distribution fees and projected total operating expense ratios (both gross and net of fee waivers/expense limitations) of the Fund, together with expense information provided by the Outside Data Provider with respect to comparable mutual funds advised by other, unaffiliated investment management firms. The analysis also included a comparison of the Fund’s proposed projected total expenses to those of peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. The Trustees also noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund had been operational for a reasonable period of time, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%
Next $1 billion	0.71
Next $3 billion	0.68
Next $3 billion	0.66
Over $8 billion	0.65

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees noted that they had previously considered the Fund’s projected asset levels and information comparing Fund expenses to those of other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund to a specified level. Upon reviewing these matters at the Meetings, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived (or expected to be derived) by the Investment Adviser and its affiliates from their relationship with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives (or is expected to receive) certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s

23

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL MARKETS NAVIGATOR FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement at the Meetings, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and (with respect to its approval at the Annual Meeting) continued with respect to the Fund until June 30, 2013.

24

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer
GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser 200 West Street, New York New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Goldman Sachs Global Markets Navigator Fund.

© 2012 Goldman Sachs. All rights reserved.

VITNAVSAR12/79398.MF.MED.TMPL/8/2012

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Equity Index Fund

Goldman Sachs Government Income Fund

Goldman Sachs Growth Opportunities Fund

Semi-Annual Report

June 30, 2012

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Principal Investment Strategies and Risks

Shares of the Goldman Sachs Variable Insurance Trust Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objective, risks and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about a Fund.

The Goldman Sachs Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs Equity Index Fund attempts to replicate the aggregate price and yield performance of a benchmark index (i.e., the Standard & Poor’s 500 Index) that measures the investment returns of large capitalization stocks. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is not actively managed, and therefore the Fund will not typically dispose of a security until the security is removed from the index. The Fund’s performance may vary substantially from the performance of the benchmark it tracks as a result of share purchases and redemptions, transaction costs, expenses and other factors.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates).

1

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk.

The Goldman Sachs Growth Opportunities Fund invests primarily in U.S. equity investments with a primary focus on mid-capitalization companies. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Different investment styles (e.g., “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

2

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Funds

Market Review

Despite significant volatility, the U.S. financial markets recorded gains during the six months ended June 30, 2012 (the “Reporting Period”).

Equity Markets

U.S. equity markets gained significant ground during the Reporting Period, with relatively strong performance versus many other developed markets reflecting optimism on a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis. Representing the U.S. equity market, the S&P® 500 Index returned 9.49% for the six months ended June 30, 2012.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

U.S. equity markets then retreated in April and May 2012 amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals. Outside of domestic economic concerns, Europe’s troubles as well as disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. Markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks, which boosted U.S. equity market returns for the month of June overall.

For the Reporting Period overall, sector performance was widely dispersed, with no clear trend between economically-sensitive and traditional defensive sectors. Within the S&P® 500 Index, energy was the only sector to generate negative returns, in large part because of the decline in oil prices during the second calendar quarter. Other lagging sectors included utilities, materials, industrials and consumer staples. The financials sector posted amongst the strongest returns during the Reporting Period, despite a downgrade from Moody’s Investors Service of 15 international banks. Other strong sectors within the S&P® 500 Index during the Reporting Period were telecommunication services, information technology and consumer discretionary.

All segments of the U.S. equity market advanced during the Reporting Period, with large-cap stocks, as measured by the Russell 1000® Index, gaining most, followed by small-cap stocks and then mid-cap stocks, as measured by the Russell 2000® Index and Russell Midcap® Index, respectively. From a style perspective, growth-oriented stocks outpaced value-oriented stocks across the capitalization spectrum. (All as measured by the Russell Investments indices.)

Fixed Income Markets

The U.S. fixed income market, as represented by the Barclays U.S. Aggregate Bond Index (“Barclays Index”), returned 2.37% during the Reporting Period.

Like every year since the 2008-2009 financial crisis, 2012 opened with powerful rallies across riskier asset classes. The U.S. economy strengthened at first but then hit a soft patch, leading to a drop in global growth expectations. Meanwhile, there were renewed concerns about the Eurozone’s sovereign debt crisis, and economic data from the world’s largest economies deteriorated. In this environment, a surge of demand for government debt drove the yields on U.S. and German bonds to multi-decade lows. Toward the end of the Reporting Period, risk appetite recovered somewhat, allowing spread, or non-Treasury, sectors to finish the Reporting Period ahead of U.S. Treasuries.

3

MARKET REVIEW

Looking at the Reporting Period more closely, the first quarter of 2012 was exceptionally strong for riskier asset classes. For example, investment grade corporate bonds returned 3.95% for the first calendar quarter, while high yield corporate bonds returned 7.26%. The gains were driven by robust U.S. economic data and improved sentiment about Europe’s sovereign debt crisis. Fears of a disorderly outcome subsided as Greece secured a second bailout from the European Union (“EU”), European Central Bank (“ECB”) and the International Monetary Fund (“IMF”), and then successfully carried out a massive debt restructure. The ECB also helped ease mounting concern about liquidity in the EU’s financial sector by providing low-cost three-year loans. The banks in turn deployed some of the funds from these loans in the troubled government bond markets, which helped relieve pressure on EU nations with borrowing costs that had reached unsustainable levels, such as Spain and Italy.

Meanwhile, in the U.S., the Fed updated its guidance on interest rates, stating that economic conditions warranted exceptionally low levels for the targeted federal funds rate until at least late 2014. The Fed’s statement came despite significant progress in key areas of the U.S. economy, including stabilization in the housing market and a drop in the unemployment rate during the last half of 2011 from 9.1% to 8.5%. The jobless rate fell further in 2012, hitting a low of 8.1% in April.

A far more challenging environment prevailed during the second quarter of 2012, as the decline in U.S. unemployment stalled and leading economic indicators slipped. These disappointments came against the backdrop of recessions in the Eurozone and U.K. as well as a slowdown in Chinese economic growth. As the effects of the ECB’s loans dissipated, along with hopes for a longer-term policy solution from EU leaders, the Eurozone’s sovereign debt crisis reemerged. Despite some positive developments, including Greece’s election in June of a broadly pro-austerity government (following an inconclusive vote in March) and an agreement between EU leaders on a bailout for Spain’s troubled banks, the financial markets failed to rally. In June, the Fed announced it would extend Operation Twist until the end of 2012. Through Operation Twist, the Fed is seeking to keep long-term interest rates down by selling $267 billion of the shorter-term securities in its portfolio and buying the same amount of longer-term debt.

U.S. Treasury prices had weakened during the first calendar quarter as investors sought out riskier assets. However, as the investment climate deteriorated in April and May, demand for high-quality securities such as U.S. Treasuries intensified. All told, the yield on the benchmark 10-year U.S. Treasury note began the Reporting Period at 1.88%, fell to a multi-decade low of 1.45% at the beginning of June, and climbed back to 1.64% by the end of the Reporting Period. Ultimately, most higher-yielding sectors outperformed U.S. Treasuries during the Reporting Period.

Looking Ahead

Equity Markets

At the end of the Reporting Period, we remained constructive on a U.S. economic recovery, as individual corporate balance sheets remained strong and unemployment and housing continued to improve. Several of the world’s largest companies have lowered quarterly earnings guidance1, and we believe we may indeed continue to see pockets of slowing earnings growth from U.S. companies. That said, however, we are not expecting a significant change in earnings power in the second half of 2012.

In a more gradual economic recovery, we believe it will be important to focus on companies with the ability to withstand a period of economic uncertainty or fluctuating economic indicators. We find that higher quality companies, trading at reasonable valuations, are more likely to meet these criteria and make attractive investments for the longer term.

The key risks to a U.S. economic recovery, in our view, include domestic issues, such as uncertainty surrounding the housing and labor markets and the consumer. Increased regulation, particularly for financial institutions, also remains a concern. External factors, such as a severe worsening of Europe’s sovereign debt crisis or a slowing of the global economy, also pose risks.

In our view, the decline in U.S. Treasury yields to record lows during the Reporting Period has made equities increasingly attractive for the long-term investor. Furthermore, since the beginning of 2012, equity mutual fund investment flows have been generally negative, while bond mutual fund investment flows have been positive. Once the markets have more certainty regarding the U.S. economy and Europe’s financial crisis, we believe investor sentiment and mutual fund investment flows will follow.

[1]	“US Weekly Kickstart: What the equity market has traded and what it has overlooked” by David J. Kostin (June 22, 2012)

4

MARKET REVIEW

Fixed Income Markets

We anticipate slower growth ahead for the global economy and thus anticipate taking a defensive approach in our fixed income investment strategies. In the near term, we see three main factors weighing on global growth. First, the European economic slowdown appears to be deepening, and we expect this could weigh on global investor sentiment. Second, we think U.S. economic growth will remain restrained ahead of the November election due to uncertainty around fiscal policy and the growth outlook for other major economies. Third, China’s transition to a more consumption-driven economy is being driven by policies to stimulate growth that are slower and less direct compared to the massive 2008 fiscal stimulus.

Increased macroeconomic challenges led us to downgrade our 2012 U.S. economic growth forecast in the second calendar quarter from 2.5% to 2.2%. In our view, economic growth is being restrained by the uncertainties surrounding Europe and the prospect of a sharp fiscal contraction in 2013. Amidst these unknowns, it appears businesses have slowed hiring and investment, and we expect U.S. consumers to become more cautious as the November election approaches and U.S. fiscal policy gains attention. While increased consumer caution seems likely to result in slower economic growth in 2012, we think the U.S. economy could surprise to the upside in 2013. We anticipate that policymakers will eventually take steps to avoid most of the fiscal drag currently set to take effect after year end. We also see significant potential energy in the U.S. economy as a result of the decline in gasoline and natural gas prices, continued signs of recovery in the housing market, and improved competiveness due to the relatively cheap U.S. dollar and low wage inflation.

5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 3.23%. This return compares to the 2.37% cumulative total return of the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

During the Reporting Period, our top-down cross-sector strategy contributed to relative returns. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. The Fund’s duration and U.S. yield curve positioning relative to the Barclays Index also added to relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities.

Bottom-up individual issue selection among investment grade corporate bonds contributed positively to the Fund’s relative returns during the Reporting Period. In addition, among agency mortgage-backed securities, the Fund’s “down in coupon” focus (or, an emphasis on those securities with lower interest rates) was advantageous. Issue selection among agency bonds detracted.

Which fixed income market sectors most affected Fund performance?

The Fund’s overweighted position in non-agency mortgage-backed securities, which rallied during the first calendar quarter, added to relative performance. In addition, the Fund’s exposure to asset-backed securities (“ABS”), emerging markets debt and covered bonds proved advantageous. (Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.) Slightly offsetting these positive contributions was the Fund’s underweighted exposure to commercial mortgage-backed securities (“CMBS”), which outperformed U.S. Treasuries during the Reporting Period.

Issue selection among financials and industrials investment grade bonds enhanced relative performance. The Fund also benefited from its bias towards “down in coupon” agency mortgage-backed securities and its holdings of non-agency mortgage-backed securities. Meanwhile, issue selection among agency bonds hampered relative results.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning added to its relative returns. As mentioned in the Market Review, 10-year U.S. Treasury yields increased during the first calendar quarter in response to improved U.S. economic data and efforts by European policymakers to solve the EU’s financial problems. In this environment, the Fund benefited from a short duration position relative to that of the Barclays Index. During the second calendar quarter, 10-year U.S. Treasury yields fell sharply amidst renewed worries about the European sovereign debt crisis. We shifted the Fund to a longer duration position relative to the Barclays Index in response to the Fed’s commitment to keep short-term interest rates low and based on our outlook for subdued economic growth and deteriorating financial conditions in Europe. This positioning contributed positively as U.S. economic data weakened and concerns about Spanish and Italian debt increased.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, currency transactions were carried out using primarily over-the-counter (“OTC”) forward foreign exchange contracts as well as purchased OTC options. Currency transactions were used as we sought both to enhance returns and to hedge the Fund’s portfolio against currency exchange rate fluctuations. Also, Treasury futures were used as warranted to facilitate specific duration, yield curve and country strategies. Swaptions (or options on interest rate swap contracts) were employed to express an outright term structure view and manage volatility (term structure, most often

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds). Overall, we employ derivatives and similar instruments for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to hedge and to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter position than that of the Barclays Index to a comparatively longer duration position. In addition, we reduced the Fund’s overweight in non-agency mortgage-backed securities. We significantly increased the Fund’s overweight in agency mortgage-backed securities.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was underweight U.S. government securities and investment grade corporate bonds relative to the Barclays Index. It was overweight quasi-government bonds, ABS, CMBS, residential mortgage-backed securities and pass-through mortgage securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.) In addition, the Fund had exposure to covered bonds (which are not represented in the Barclays Index) and emerging markets debt.

7

FUND BASICS

Core Fixed Income Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/2012	One Year	Five Year	Since Inception	Inception Date
Service	7.54%	5.58%	5.08%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.67%	0.83%

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Management Discussion and Analysis

Below, SSgA Funds Management, Inc. (“SSgA”), the Fund’s Subadvisor, discusses the Goldman Sachs Variable Insurance Trust – Goldman Sachs Equity Index Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 9.26%. This return compares to the 9.49% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

During the Reporting Period, which sectors and which industries in the S&P 500 Index were the strongest contributors to the Fund’s performance?

Nine of the 10 sectors in the S&P 500 Index advanced during the Reporting Period. In terms of total return, the sectors that made the strongest positive contributions to the S&P 500 Index and to the Fund were telecommunication services, financials and information technology. The largest sector by weighting in the S&P 500 Index at the end of the Reporting Period was financials at a weighting of 15.24%. The industries with the strongest performance in terms of total return were Internet and catalog retailing; health care technology; building products; computers and peripherals; and household durables.

On the basis of impact (which takes both total returns and weightings into account), the sectors that made the strongest positive contributions to the S&P 500 Index and to the Fund were information technology, financials and consumer discretionary. The industries with the strongest performance on the basis of impact were computers and peripherals; media; software; commercial banks; and pharmaceuticals.

Which sectors and industries in the S&P 500 Index were the weakest contributors to the Fund’s performance?

During the Reporting Period, only one sector — energy — of the 10 sectors in the S&P 500 Index posted negative returns. Energy, utilities and materials were the weakest performing sectors both in terms of total return and on the basis of impact. The weakest performing industries in terms of total return were diversified consumer services; metals and mining; energy equipment and services; auto components; and textiles apparel and luxury goods. On the basis of impact, the weakest performing industries were energy equipment and services; metals and mining; textiles, apparel and luxury goods; Internet software and services; and oil, gas and consumable fuels.

Which individual stocks were the top performers, and which were the greatest detractors?

On the basis of impact, the stocks that made the strongest positive contribution were Apple, Microsoft, AT&T, General Electric and Wells Fargo. The weakest performers were Google, Procter & Gamble, McDonald’s, Hewlett-Packard and Halliburton.

How did the Fund use derivatives and similar instruments during the Reporting Period?

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of equity index futures. We also used these equity index futures to provide liquidity for daily cash flow requirements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

What changes were made to the makeup of the S&P 500 Index during the Reporting Period?

Fourteen stocks were removed from the S&P 500 Index during the Reporting Period. They were Progress Energy, Sara Lee, Novellus Systems, Motorola Mobility Holdings, El Paso, Supervalu, Medco Health Solutions, Alcoa, Avon Products, Entergy, Sprint Nextel, Weyerhaeuser, Xerox and Constellation Energy Group.

There were also 14 additions to the S&P 500 Index during the Reporting Period. They were Seagate Technology, Monster Beverage, Lam Research, Alexion Pharmaceuticals, Kinder Morgan, Phillips 66, Fossil, Accenture, Anadarko Petroleum, eBay, Eli Lilly, Starbucks, Simon Property Group and Crown Castle International.

11

FUND BASICS

Equity Index Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/12	One Year	Five Year	Since Inception	Inception Date
Service	4.94%	-0.05%	2.79%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.48%	0.70%

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/123

Holding	% of Total Net Assets	Line of Business
Apple, Inc.	4.4%	Technology Hardware & Equipment
Exxon Mobil Corp.	3.2	Energy
Microsoft Corp.	1.8	Software & Services
International Business Machines Corp.	1.8	Software & Services
General Electric Co.	1.8	Capital Goods
AT&T, Inc.	1.7	Telecommunication Services
Chevron Corp.	1.7	Energy
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
The Coca-Cola Co.	1.4	Food, Beverage & Tobacco
Wells Fargo & Co.	1.4	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

12

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fixed Income Investment Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 1.86%. This return compares to the 1.56% cumulative total return of the Fund’s benchmark, the Barclays Government/Mortgage Index (the “Barclays Index”) during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund’s duration and yield curve positioning contributed positively to its relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates a spectrum of maturities. Our top-down cross-sector strategy also added to relative returns. In our cross-sector strategy, we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index.

Bottom-up individual issue selection among agency mortgage-backed securities boosted relative returns. Investments among government/agency bonds detracted from performance during the Reporting Period.

Which fixed income market sectors contributed the most to Fund performance?

The Fund benefited from its overweighted position in asset-backed securities (“ABS”). Its allocation to non-agency mortgage-backed securities, which are not represented in the Barclays Index, also contributed to relative performance. Issue selection among agency mortgage-backed securities, especially the Fund’s “down in coupon” focus (or, its emphasis on those securities with lower interest rates), was advantageous.

What sectors detracted from the Fund’s performance?

Issue selection within the government/agency sector, specifically the Fund’s exposure to select agency bonds, hampered relative results.

Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

Tactical management of the Fund’s duration and yield curve positioning added to its relative returns. As mentioned in the Market Review, 10-year U.S. Treasury yields increased during the first calendar quarter in response to improved U.S. economic data and efforts by European policymakers to solve the EU’s financial problems. In this environment, the Fund benefited from a short duration position relative to that of the Barclays Index. During the second calendar quarter, 10-year U.S. Treasury yields fell sharply amidst renewed worries about the European sovereign debt crisis. We shifted the Fund to a longer duration position relative to the Barclays Index in response to the Fed’s commitment to keep short-term interest rates low and based on our outlook for subdued economic growth and deteriorating financial conditions in Europe. This positioning contributed positively as U.S. economic data weakened and concerns about Spanish and Italian debt increased.

How did the Fund use derivatives and similar instruments during the Reporting Period?

As market conditions warranted during the Reporting Period, the Fund engaged in U.S. Treasury futures to hedge interest rate exposure and facilitate specific duration and yield curve strategies.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

As mentioned earlier, in implementing our active duration strategy, we shifted the Fund’s duration from a shorter position than that of the Barclays Index to a comparatively longer duration position. In addition, we tactically shifted the Fund’s position in agency

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

mortgage-backed securities, such that at the end of the Reporting Period, the Fund was overweight agency mortgage-backed securities.

How was the Fund positioned relative to the Barclays Index at the end of the Reporting Period?

At the end of the Reporting Period, the Fund was significantly underweight U.S. government securities relative to the Barclays Index. It was overweight quasi-government bonds, ABS, residential mortgage-backed securities and pass-through mortgage securities. (Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

15

FUND BASICS

Government Income Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/2012	One Year	Five Year	Since Inception	Inception Date
Service	6.37%	5.84%	5.27%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	0.81%	1.13%

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

16

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

17

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Growth Equity Management Team discusses the Goldman Sachs Variable Insurance Trust — Goldman Sachs Growth Opportunities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

During the Reporting Period, the Fund’s Service Shares generated a cumulative total return of 11.51%. This return compares to the 8.10% cumulative total return of the Fund’s benchmark, the Russell Midcap® Growth Index (with dividends reinvested) (the “Russell Index”), during the same time period.

What key factors were responsible for the Fund’s performance during the Reporting Period?

The Fund outperformed the Russell Index largely because of effective stock selection.

Which equity market sectors contributed to Fund performance?

Our bottom-up approach focuses on security selection, and as a result, we do not make active sector-level investment decisions. That said, on a sector level, security selection in the consumer discretionary, telecommunication services and health care sectors contributed to Fund returns. Stock selection in the industrials sector detracted from relative performance.

What individual stocks added to the Fund’s relative performance during the Reporting Period?

Equinix, a leading data center solutions company, contributed to relative returns during the Reporting Period. The company’s core business remained strong and its pricing up in the three main markets in which it operates — the U.S., Europe and Asia. Equinix also acquired data centers in Frankfurt, Hong Kong, Shanghai and Singapore to further drive growth. The company continued to evaluate the potential of converting to a real estate investment trust (“REIT”), which may provide tax and valuation benefits. In the meantime, it appears the market has begun to recognize that Equinix is trading at a discount to other data center operators that are publicly traded REITs and to appreciate the growth and stability of Equinix’s revenue stream. At the end of the Reporting Period, we maintained conviction in the company’s ability to drive revenue growth, as it benefits from several secular growth drivers, including cloud computing, growth in Internet traffic and enterprise outsourcing, and rising demand for optimized network performance.

Another notable contributor during the Reporting Period was vending machines operator Coinstar. The company raised fiscal year 2012 estimates as it looks to replace Blockbuster rental kiosks with Redbox kiosks. Coinstar also finalized its acquisition of NCR, a large DVD distribution competitor, and continues to move forward in its online streaming venture with Verizon Communications. We believe Redbox will be the primary growth driver for Coinstar as the company expands its suite of products and implements new web-based technology for online rentals that will allow it to track consumer trends.

Shares of wireless communications infrastructure operator SBA Communications outperformed as the company reported strong first quarter 2012 earnings driven by better than anticipated leasing revenues and higher 2012 fiscal year revenue guidance. We expect the company’s leasing revenues to continue to grow as wireless providers build out their 4G networks to support increasing demand for mobile data usage. Furthermore, management is evaluating the possibility of converting the company into a REIT, which we believe could unlock further shareholder value. In our view, the secular growth trends driving the wireless communication industry remain intact as the industry continues to evolve from voice to data usage and as carriers must make additional investments in their networks to support increasing demand. We believe SBA Communications is well positioned to benefit from increased data usage, network upgrades and improved coverage as well as from regulations that govern the construction of new towers, which create high barriers to entry.

Which individual stocks detracted from the Fund’s performance during the Reporting Period?

Deckers Outdoor, a footwear and apparel designer, detracted from the Fund’s relative returns during the Reporting Period as the company reported disappointing earnings guidance for 2012. The cost of raw materials, such as sheepskin for boots made by its

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Ugg brand, also appeared to hurt the company’s earnings power. In our opinion, this is a transitory issue, and the company, a new purchase for the Fund during the Reporting Period, should be able to show its full earnings power later in the year.

An investment in Cameron International hampered relative returns during the Reporting Period. The company provides flow equipment products, systems and services to global oil, gas and process industries. Although Cameron International announced solid first quarter results, it issued second quarter earnings per share guidance below industry analysts’ expectations. At the end of the Reporting Period, we continued to believe that the company is a market leader across the majority of its business lines and that it is well positioned competitively to gain market share because of its attractive portfolio of product and service offerings. In addition, Cameron has operations serving both onshore and offshore drillers, which allow it to benefit from strength in either market.

Whiting Petroleum, an oil and gas exploration and production company, detracted from the Fund’s relative performance during the Reporting Period, as the energy sector lagged the broader market. Although the company released solid first quarter earnings, including strong production and significantly higher results from the company’s operations in the Bakken formation, its share price came under pressure as a result of higher capital expenditures and a small miss in earnings per share caused by lower pricing. At the same time, company management raised production guidance for 2012 and issued solid first-time results for the company’s Permian Wolfcamp acreage. At the end of the Reporting Period, we continued to believe Whiting Petroleum has attractive assets, significant potential reserves and greater operating leverage than its peers. Despite near-term pressure on the stock, we believed the company’s underlying fundamentals remained intact.

Did the Fund make any significant purchases or sales during the Reporting Period?

The Fund bought shares of Family Dollar Stores during the Reporting Period. The company operates a chain of more than 7,000 general merchandise retail discount stores in 44 states, providing consumers with a diverse array of merchandise in neighborhood stores. We have confidence in the business strategy presented by the company’s new chief executive officer, which we expect to be implemented during the next few calendar quarters.

As mentioned earlier, we added a position in footwear and apparel designer and brand manager company Deckers Outdoor. The company owns the Ugg brand, which we believe is in the initial stages of transforming into a global lifestyle brand. Furthermore, at the time of purchase, Deckers Outdoor’s shares traded at a significant discount to its global apparel peers. The company is in the process of opening its own stores, which we believe will help them better showcase its range of products, including non-boot footwear, apparel and accessories, and provide long-term growth opportunities.

During the Reporting Period, the Fund sold its positions in electronic transaction processing provider Global Payments as the ramifications of a security breach continued to unfold. While the fundamentals of the business have not materially changed, we believe Global Payments’ sterling reputation has been tarnished. In the aftermath of the security breach, we saw potential for slowing growth in the company’s important sales channels within North America, which account for 70% of its total revenue.

We liquidated the Fund’s position in Western Union, which provides global money transfer services. Though Western Union’s transaction-based business model and free cash flow generation remained attractive, we were concerned about its inability to increase revenue growth. In addition, the company issued 2012 earnings per share guidance that fell below expectations. Consequently, we eliminated the Fund’s position and reallocated the capital to higher conviction names.

Were there any notable changes in the Fund’s weightings during the Reporting Period?

There were no notable changes in the Fund’s weightings during the Reporting Period.

How did the Fund use derivatives and similar instruments during the Reporting Period?

In keeping with its investment process, the Fund did not use derivatives during the Reporting Period.

How was the Fund positioned relative to the Russell Index at the end of the Reporting Period?

As mentioned, the Fund’s sector positioning relative to the Russell Index is the result of our stock selection, as we take a pure bottom-up, research-intensive approach to investing. From that perspective, then, at the end of the Reporting Period, the Fund’s portfolio was broadly diversified with overweighted positions compared to the Russell Index in the telecommunication services, financials, information technology, energy and health care sectors. The Fund had smaller weightings than the Russell Index in the industrials, consumer staples, consumer discretionary, materials and utilities sectors.

19

FUND BASICS

Growth Opportunities Fund

as of June 30, 2012

STANDARDIZED TOTAL RETURNS1

For the period ended 6/30/2012	One Year	Five Year	Since Inception	Inception Date
Service	2.80%	4.43%	6.09%	1/09/06

[1]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value (“NAV”). Because Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above chart represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above chart. Please visit www.goldmansachsfunds.com/vit to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced.

EXPENSE RATIOS2

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Service	1.15%	1.41%

[2]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/123

Holding	% of Total Net Assets	Line of Business
SBA Communications Corp. Class A	3.1%	Telecommunication Services
PVH Corp.	2.2	Consumer Durables & Apparel
PetSmart, Inc.	2.2	Retailing
C. R. Bard, Inc.	2.1	Health Care Equipment & Services
Equinix, Inc.	2.0	Software & Services
Urban Outfitters, Inc.	2.0	Retailing
Scripps Networks Interactive, Inc. Class A	2.0	Media
Amphenol Corp. Class A	2.0	Technology Hardware & Equipment
tw telecom, inc.	1.9	Telecommunication Services
Marriott International, Inc. Class A	1.9	Consumer Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

20

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2012

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 21.4%
Aerospace/Defense – 0.2%
United Technologies Corp.
$ 275,000	3.100%	06/01/22	$288,393

Automobiles & Components(a) – 0.4%
Ford Motor Credit Co. LLC
525,000	3.984	06/15/16	541,553

Banks – 5.0%
Abbey National Treasury Services PLC
175,000	2.875	04/25/14	170,941
Bank of America Corp.
200,000	5.750	12/01/17	213,077
450,000	5.700	01/24/22	495,579
Capital One Bank NA
300,000	8.800	07/15/19	376,851
CBA Capital Trust II(a)(b)(c)
325,000	6.024	03/14/16	305,892
Citigroup Capital XXI(b)(c)
383,000	8.300	12/21/57	383,383
Citigroup, Inc.
600,000	5.000	09/15/14	616,177
275,000	4.450	01/10/17	287,837
Merrill Lynch & Co., Inc.
325,000	6.400	08/28/17	349,561
Mizuho Corporate Bank Ltd.(a)
200,000	2.550	03/17/17	202,918
Morgan Stanley & Co.
275,000	5.750	08/31/12	276,769
175,000	5.950	12/28/17	178,439
National City Preferred Capital Trust I(b)(c)
350,000	12.000	12/29/49	361,886
Regions Financial Corp.
325,000	5.750	06/15/15	337,188
Resona Bank Ltd.(a)(b)(c)
650,000	5.850	09/29/49	668,903
Santander Holdings USA, Inc.
165,000	4.625	04/19/16	161,588
The Bear Stearns Companies LLC
400,000	7.250	02/01/18	475,908
The Royal Bank of Scotland Group PLC(a)
425,000	4.875	08/25/14	436,960
Union Bank NA
425,000	2.125	06/16/17	424,502
Wachovia Bank NA
300,000	6.600	01/15/38	375,906

			7,100,265

Chemicals – 0.9%
CF Industries, Inc.
150,000	6.875	05/01/18	177,937
Eastman Chemical Co.
150,000	2.400	06/01/17	151,180
150,000	4.800(c)	09/01/42	152,136
Ecolab, Inc.
450,000	4.350	12/08/21	497,213

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – (continued)
The Dow Chemical Co.
$ 320,000	7.600%	05/15/14	$356,131

			1,334,597

Diversified Manufacturing – 0.2%
Xylem, Inc.(a)
250,000	3.550	09/20/16	263,730

Electric – 0.5%
PPL WEM Holdings PLC(a)(c)
220,000	5.375	05/01/21	237,030
Progress Energy, Inc.
350,000	7.000	10/30/31	467,087

			704,117

Energy – 3.4%
Anadarko Petroleum Corp.
125,000	6.375	09/15/17	145,392
BP Capital Markets PLC
225,000	3.200	03/11/16	238,610
500,000	4.500	10/01/20	562,555
Dolphin Energy Ltd.(a)
192,096	5.888	06/15/19	208,849
200,000	5.500	12/15/21	222,760
Gazprom OAO Via Gaz Capital SA(d)
350,000	9.250	04/23/19	437,062
Nexen, Inc.
125,000	5.875	03/10/35	130,060
155,000	6.400	05/15/37	165,066
Noble Energy, Inc.(c)
200,000	6.000	03/01/41	228,279
Pemex Project Funding Master Trust
150,000	6.625	06/15/35	179,250
Petrobras International Finance Co.
40,000	5.750	01/20/20	43,732
190,000	5.375	01/27/21	204,031
PTTEP Canada International Finance Ltd.(a)
240,000	5.692	04/05/21	255,836
210,000	6.350	06/12/42	220,574
Ras Laffan Liquefied Natural Gas Co. Ltd. III(a)
250,000	5.500	09/30/14	269,075
TNK-BP Finance SA
140,000	7.875	03/13/18	160,300
Transocean, Inc.
100,000	4.950	11/15/15	107,557
775,000	6.500	11/15/20	878,002
Weatherford International Ltd.
175,000	9.625	03/01/19	228,959

			4,885,949

Food & Beverage – 1.6%
Diageo Capital PLC
275,000	1.500	05/11/17	275,771
Heineken NV(a)
225,000	3.400	04/01/22	230,439

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Food & Beverage – (continued)
Kraft Foods, Inc.
$ 275,000	6.125%	08/23/18	$334,626
200,000	6.500	02/09/40	257,087
Pernod-Ricard SA(a)
425,000	4.450	01/15/22	441,095
SABMiller Holdings, Inc.(a)
275,000	2.450	01/15/17	283,453
475,000	3.750	01/15/22	505,140

			2,327,611

Healthcare – 0.8%
Cigna Corp.
150,000	2.750	11/15/16	153,230
DENTSPLY International, Inc.
125,000	2.750	08/15/16	127,297
Express Scripts, Inc.
300,000	3.125	05/15/16	312,170
Life Technologies Corp.
225,000	6.000	03/01/20	263,992
PerkinElmer, Inc.(c)
275,000	5.000	11/15/21	295,172

			1,151,861

Life Insurance – 1.0%
MetLife Capital Trust X(a)(c)
300,000	9.250	04/08/38	367,500
Metropolitan Life Global Funding I(a)
200,000	3.875	04/11/22	207,662
Prudential Financial, Inc.
575,000	3.875	01/14/15	600,013
The Northwestern Mutual Life Insurance Co.(a)
200,000	6.063	03/30/40	243,524

			1,418,699

Media Cable – 0.2%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
325,000	3.800	03/15/22	327,319

Media Non Cable – 0.6%
NBCUniversal Media LLC
175,000	2.875	04/01/16	182,243
News America, Inc.
375,000	6.150	02/15/41	441,542
WPP Finance UK
275,000	8.000	09/15/14	311,740

			935,525

Metals and Mining – 0.2%
Newcrest Finance Pty Ltd.(a)
275,000	4.450	11/15/21	282,193

Noncaptive-Financial – 1.1%
Capital One Capital III
125,000	7.686	08/15/36	125,625
Capital One Capital IV(b)(c)
350,000	6.745	02/17/37	350,437

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Noncaptive-Financial – (continued)
Discover Bank
$ 250,000	8.700%	11/18/19	$310,624
General Electric Capital Corp.
300,000	5.875	01/14/38	344,279
International Lease Finance Corp.
375,000	5.750	05/15/16	380,625

			1,511,590

Pharmaceuticals – 0.2%
GlaxoSmithKline Capital PLC
350,000	1.500	05/08/17	350,325

Pipelines – 1.2%
Energy Transfer Partners LP
375,000	5.950	02/01/15	408,037
75,000	5.200(c)	02/01/22	80,378
Enterprise Products Operating LLC Series A(b)(c)
250,000	8.375	08/01/66	270,625
Enterprise Products Operating LLC Series I
175,000	5.000	03/01/15	191,169
Tennessee Gas Pipeline Co. LLC
200,000	8.375	06/15/32	257,630
TransCanada Pipelines Ltd.(b)(c)
325,000	6.350	05/15/67	333,937
Western Gas Partners LP(c)
175,000	4.000	07/01/22	173,842

			1,715,618

Property/Casualty Insurance – 0.2%
Mitsui Sumitomo Insurance Co. Ltd.(a)(b)(c)
150,000	7.000	03/15/72	155,456
Transatlantic Holdings, Inc.
175,000	8.000	11/30/39	205,603

			361,059

Real Estate Investment Trusts – 2.2%
Camden Property Trust
150,000	5.700	05/15/17	168,396
DDR Corp.(c)
250,000	4.625	07/15/22	247,346
Developers Diversified Realty Corp.
375,000	7.500	04/01/17	431,599
Duke Realty LP(c)
225,000	4.375	06/15/22	225,829
ERP Operating LP
275,000	4.625	12/15/21	298,308
HCP, Inc.
275,000	6.000	01/30/17	306,565
Healthcare Realty Trust, Inc.
350,000	5.750	01/15/21	367,082
Kilroy Realty LP
275,000	5.000	11/03/15	292,671
ProLogis LP(c)(d)
175,000	1.875	01/15/13	174,615

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Simon Property Group LP
$ 350,000	10.350%	04/01/19	$487,578
WEA Finance LLC(a)
125,000	7.500	06/02/14	136,386

			3,136,375

Retailers – 0.2%
LVMH Moet Hennessy Louis Vuitton SA(a)
250,000	1.625	06/29/17	249,928

Technology – 0.3%
Hewlett-Packard Co.
250,000	3.000	09/15/16	257,174
125,000	2.600	09/15/17	125,119

			382,293

Tobacco – 0.2%
Altria Group, Inc.
175,000	9.700	11/10/18	241,422

Transportation – 0.5%
Penske Truck Leasing Co. LP / PTL Finance Corp.(a)
250,000	3.125	05/11/15	251,202
Transnet Ltd.(a)
400,000	4.500	02/10/16	417,262

			668,464

Wirelines Telecommunications – 0.3%
AT&T, Inc.
425,000	2.950	05/15/16	450,898

TOTAL CORPORATE OBLIGATIONS
(Cost $28,900,892)			$30,629,784

Mortgage-Backed Obligations – 54.3%
Adjustable Rate Non-Agency(b) – 1.6%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$ 22,727	2.736%	04/25/34	$20,918
Countrywide Alternative Loan Trust Series 2005-38, Class A1
247,561	1.647	09/25/35	146,009
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-52, Class A1
94,035	2.668	02/19/34	82,728
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
18,095	2.647	11/20/34	14,525
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
429,405	4.821	09/25/35	318,392
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
905,995	0.455	05/25/46	548,795
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
311,804	2.764	07/25/35	286,742

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Lehman XS Trust Series 2005-7N, Class 1A1A
$ 350,432	0.515%	12/25/35	$225,050
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
661,448	0.998	12/25/46	187,489
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
22,025	2.746	09/25/34	20,468
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5, Class 3A1
46,290	2.804	05/25/34	44,029
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
24,384	2.589	06/25/34	23,385
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA2, Class 1A
556,291	0.847	03/25/47	317,093

			2,235,623

Collateralized Mortgage Obligations – 6.5%
Agency Multi-Family – 4.2%
FHLMC REMIC Structured Pass-Through Certificates Series K703, Class A2
$ 600,000	2.699%	05/25/18	$631,843
FHLMC REMIC Structured Pass-Through Certificates Series K705, Class A2
500,000	2.303	09/25/18	516,662
FHLMC REMIC Structured Pass-Through Certificates Series K709, Class A2
200,000	2.086	03/25/19	203,531
FNMA
390,459	2.800	03/01/18	413,400
1,084,309	3.740	05/01/18	1,200,721
320,000	3.840	05/01/18	351,945
800,000	4.506	06/01/19	904,895
196,192	3.416	10/01/20	211,949
196,310	3.632	12/01/20	214,676
982,811	3.763	12/01/20	1,081,565
GNMA
178,957	3.950	07/15/25	194,746

			5,925,933

Covered Bond – 1.8%
Abbey National Treasury Services PLC(b)
GBP 200,000	2.608	02/16/15	312,948
Bank of Scotland PLC(a)
$ 300,000	5.250	02/21/17	330,038
Sparebank 1 Boligkreditt AS(a)
1,200,000	2.625	05/27/16	1,234,848
700,000	2.300	06/30/17	703,038

			2,580,872

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
Planned Amortization Class – 0.3%
FNMA REMIC Series 2003-92, Class PD
$ 461,715	4.500%	03/25/17		$460,990

Sequential Fixed Rate – 0.2%
National Credit Union Administration Guaranteed Notes Series A4
300,000	3.000	06/12/19		323,535

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$9,291,330

Commercial Mortgage-Backed Securities – 2.7%
Sequential Fixed Rate – 2.7%
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class AM
$150,000	4.063%	12/10/44		$151,272
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class B(b)
125,000	4.934	12/10/44		128,662
Commercial Mortgage Pass-Through Certificates Series 2012-LC4, Class C(b)
100,000	5.825	12/10/44		98,227
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4(b)
1,100,000	5.858	07/15/40		1,254,922
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,225,079	4.740	11/13/36		2,246,595

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$3,879,678

Federal Agencies – 43.5%
Adjustable Rate FHLMC(b) – 1.1%
$ 1,524,759	2.375%	09/01/35		$1,616,523

Adjustable Rate FNMA(b) – 1.6%
473,979	2.342	05/01/33		494,437
822,726	2.333	05/01/35		869,078
864,068	2.590	09/01/35		920,512

				2,284,027

FHLMC – 2.0%
19,833	7.500	06/01/15		21,202
30,645	7.000	07/01/16		32,220
337,290	5.500	02/01/18		366,479
31,424	5.500	04/01/18		34,144
12,517	4.500	09/01/18		13,315
54,484	5.500	09/01/18		59,199
3,335	9.500	08/01/19		3,774
115,891	6.500	10/01/20		129,767
24,076	4.500	07/01/24		25,937
150,900	4.500	11/01/24		163,032
29,023	4.500	12/01/24		31,349
48,060	6.000	03/01/29		53,719
32,502	7.500	12/01/29		37,383
283,565	7.000	05/01/32		328,391
796	6.000	08/01/32		885

FHLMC – (continued)
$ 167,967	7.000%	12/01/32		$194,519
28,464	5.000	12/01/35		30,823
32,987	6.000	09/01/37		36,543
50,181	6.000	02/01/38		55,566
134,389	6.000	07/01/38		148,747
38,264	6.000	10/01/38		42,340
1,000,000	4.000	TBA-30yr	(e)	1,061,250

				2,870,584

FNMA – 38.2%
54,831	7.500	08/01/15		57,773
26,754	6.000	04/01/16		28,758
47,606	6.500	05/01/16		51,675
69,497	6.500	09/01/16		75,435
88,255	6.500	11/01/16		95,797
21,737	7.500	04/01/17		23,304
374,508	5.500	02/01/18		406,341
340,056	5.000	05/01/18		365,959
29,658	6.500	08/01/18		33,392
159,243	7.000	08/01/18		178,149
4,677	5.000	06/01/23		5,047
408,405	5.500	09/01/23		445,253
88,881	5.500	10/01/23		97,033
21,949	4.500	07/01/24		23,893
319,576	4.500	11/01/24		347,943
124,545	4.500	12/01/24		135,672
4,468	7.000	11/01/25		5,277
34,189	9.000	11/01/25		40,201
144,085	7.000	08/01/26		165,639
799	7.000	08/01/27		930
9,778	7.000	09/01/27		11,387
40,713	6.000	12/01/27		44,726
370	7.000	01/01/28		431
241,521	6.000	02/01/29		268,208
225,865	6.000	06/01/29		251,104
52,416	8.000	10/01/29		64,287
16,352	7.000	12/01/29		19,040
1,500	8.500	04/01/30		1,795
7,440	8.000	05/01/30		8,476
393	8.500	06/01/30		458
19,169	7.000	05/01/32		22,319
148,917	7.000	06/01/32		173,040
213,435	7.000	08/01/32		248,010
42,502	8.000	08/01/32		52,764
13,666	5.000	08/01/33		14,902
2,571	5.500	09/01/33		2,833
3,377	5.500	02/01/34		3,721
553	5.500	04/01/34		611
30,782	5.500	12/01/34		33,857
78,249	5.000	04/01/35		85,276
188,464	6.000	04/01/35		209,443
9,359	5.000	09/01/35		10,119
4,680	5.500	09/01/35		5,615
614	5.500	04/01/37		671

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$ 802	5.500%	05/01/37		$876
73,568	6.000	12/01/37		81,643
1,116	5.500	03/01/38		1,220
36,830	6.000	05/01/38		40,862
849	5.500	06/01/38		932
32,168	6.000	06/01/38		35,689
1,177	5.500	07/01/38		1,293
80,299	6.000	07/01/38		89,088
1,075	5.500	08/01/38		1,180
31,600	6.000	08/01/38		35,059
642	5.500	09/01/38		705
15,217	5.500	10/01/38		16,657
35,155	6.000	10/01/38		38,991
41,951	6.000	11/01/38		46,973
314,655	5.000	01/01/39		344,781
17,529	4.000	04/01/39		18,648
43,168	4.000	05/01/39		45,924
60,795	4.500	08/01/39		66,506
948,673	4.500	05/01/40		1,018,083
203,803	4.500	07/01/40		218,715
176,775	4.000	08/01/40		188,200
2,837,145	4.500	08/01/40		3,044,726
872,085	4.000	09/01/40		928,449
105,370	4.500	09/01/40		113,079
138,601	4.000	10/01/40		147,559
2,052,828	4.000	11/01/40		2,185,505
416,039	4.000	12/01/40		442,929
82,380	4.000	01/01/41		87,705
312,683	5.000	02/01/41		340,523
392,209	4.000	03/01/41		417,776
843,583	4.500	03/01/41		906,984
1,523,435	4.500	05/01/41		1,637,932
259,819	5.000	05/01/41		281,435
106,097	4.500	06/01/41		114,071
38,550	5.000	06/01/41		41,757
47,799	4.000	07/01/41		50,915
920,521	4.500	07/01/41		989,704
63,524	4.000	09/01/41		67,665
927,248	4.500	09/01/41		996,936
73,888	4.000	10/01/41		78,705
1,787,366	5.000	10/01/41		1,940,060
136,744	4.000	11/01/41		145,658
200,000	4.000	12/01/41		213,038
400,000	4.000	05/01/42		431,688
1,000,000	4.000	06/01/42		1,079,219
6,000,000	2.500	TBA-15yr	(e)	6,185,156
1,000,000	3.500	TBA-30yr	(e)	1,050,937
14,000,000	3.500	TBA-30yr	(e)	14,672,657
1,000,000	4.000	TBA-30yr	(e)	1,064,297
3,000,000	3.000	TBA-30yr	(e)	3,076,172
200,000	4.000	TBA-30yr	(e)	215,984
3,000,000	4.000	TBA-30yr	(e)	3,187,383
2,000,000	3.000	TBA-30yr	(e)	2,045,547

				54,590,740

GNMA – 0.6%
$ 10,475	7.000%	10/15/25		$12,380
15,042	7.000	11/15/25		17,779
2,687	7.000	02/15/26		3,192
10,235	7.000	04/15/26		12,155
4,108	7.000	03/15/27		4,900
99,357	7.000	11/15/27		118,515
5,029	7.000	01/15/28		5,938
35,434	7.000	02/15/28		41,836
14,619	7.000	03/15/28		17,260
3,962	7.000	04/15/28		4,677
554	7.000	05/15/28		655
10,152	7.000	06/15/28		11,986
20,842	7.000	07/15/28		24,608
14,549	7.000	08/15/28		17,178
27,220	7.000	09/15/28		32,137
4,217	7.000	11/15/28		4,979
4,821	7.500	11/15/30		5,589
613	7.000	12/15/31		723
528,795	6.000	08/20/34		596,436

				932,923

TOTAL FEDERAL AGENCIES				$62,294,797

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $77,517,635)				$77,701,428

Agency Debentures – 4.7%
FHLMC
$ 300,000	4.375%	01/15/14		$397,067
1,000,000	1.000	03/08/17		1,004,054
300,000	1.250	05/12/17		304,234
900,000	1.000	06/29/17		901,137
500,000	1.000	07/28/17		500,196
800,000	2.375	01/13/22		821,943
FNMA
1,600,000	0.625	10/30/14		1,607,244
Tennessee Valley Authority
900,000	5.375	04/01/56		1,238,652

TOTAL AGENCY DEBENTURES
(Cost $6,386,055)				$6,774,527

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 0.9%
Home Equity – 0.2%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$ 127,692	7.000%	09/25/37	$100,460
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
174,939	7.000	09/25/37	129,748

			230,208

Student Loans(b) – 0.7%
College Loan Corp. Trust Series 2006-1, Class A3
1,000,000	0.556	10/25/25	965,001
GCO Education Loan Funding Trust Series 2006-1, Class A11L
100,000	0.697	05/25/36	82,292

			1,047,293

TOTAL ASSET-BACKED SECURITIES
(Cost $1,372,511)			$1,277,501

Foreign Debt Obligations – 7.5%
Sovereign – 7.0%
Colombia Government International Bond
$ 580,000	4.375%	07/12/21	$653,950
Federal Republic of Brazil
220,000	8.250	01/20/34	344,850
200,000	7.125	01/20/37	288,500
Indonesia Government International Bond
230,000	8.500	10/12/35	336,950
United Kingdom Gilt
GBP 4,200,000	4.500	03/07/13	6,765,364
1,000,000	2.750	01/22/15	1,659,899

			10,049,513

Supranational – 0.5%
North American Development Bank
$ 600,000	4.375	02/11/20	677,023

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $10,440,459)			$10,726,536

Municipal Debt Obligations – 1.0%
California – 0.2%
California State Various Purpose GO Bonds Series 2010
$ 140,000	7.950%	03/01/36	$165,654
105,000	7.625	03/01/40	135,748

			301,402

Illinois – 0.2%
Illinois State GO Bonds for Build America Bonds Series 2010-5
250,000	7.350	07/01/35	290,530

New York – 0.4%
Rensselaer Polytechnic Institute Taxable Bonds Series 2010
475,000	5.600	09/01/20	545,238

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Ohio – 0.2%
American Municipal Power, Inc. RB Build America Bond Series 2010 E RMKT
$ 250,000	6.270%	02/15/50	$287,655

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,225,019)			$1,424,825

Government Guarantee Obligations(f) – 4.4%
Achmea Hypotheekbank NV(a)
$ 791,000	3.200%	11/03/14	$825,116
BRFkredit AS(a)
1,700,000	2.050	04/15/13	1,719,451
Commonwealth Bank of Australia(a)
700,000	2.500	12/10/12	705,831
FIH Erhvervsbank A/S(a)
1,400,000	1.750	12/06/12	1,407,184
Landwirtschaftliche Rentenbank
1,400,000	4.125	07/15/13	1,452,031
Swedbank AB(a)
200,000	2.900	01/14/13	202,502

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $6,210,816)			$6,312,115

U.S. Treasury Obligations – 18.7%
United States Treasury Bill(g)(h)
$ 6,500,000	0.000%	04/04/13	$6,490,998
United States Treasury Bonds
100,000	5.000	05/15/37	144,198
500,000	4.250	11/15/40	653,795
400,000	4.375	05/15/41	533,936
400,000	3.125	11/15/41	429,732
700,000	3.125	02/15/42	751,506
100,000	3.000	05/15/42	104,703
United States Treasury Inflation-Protected Securities
963,984	1.625	01/15/15	1,025,284
118,290	1.875	07/15/15	128,769
305,475	0.750	02/15/42	321,561
United States Treasury Notes
7,500,000	0.250	04/30/14	7,490,625
4,800,000	0.375	06/15/15	4,795,872
300,000	0.875	04/30/17	302,289
400,000	0.625	05/31/17	398,148
1,000,000	0.750	06/30/17	1,000,980

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Notes – (continued)
$ 700,000	1.000%	06/30/19	$694,421
1,400,000	1.750	05/15/22	1,411,270

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,400,375)			$26,678,087

TOTAL INVESTMENTS – 112.9%
(Cost $158,453,762)			$161,524,803

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.9)%			(18,452,773)

NET ASSETS – 100.0%			$143,072,030

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,733,328, which represents approximately 10.3% of net assets as of June 30, 2012.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(c)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Securities with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at June 30, 2012.
(e)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $32,559,383 which represents approximately 22.8% of net assets as of June 30, 2012.
(f)	Guaranteed by a foreign government until maturity.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
RMKT	—Remarketed
UK	—United Kingdom

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Bank of America NA	EUR/USD	09/19/12	$94,788	$341
	USD/EUR	09/19/12	85,203	424
Barclays Bank PLC	GBP/USD	09/19/12	73,593	646
Citibank NA	AUD/NZD	09/19/12	74,166	28
	AUD/USD	09/19/12	46,508	1,007
	GBP/USD	09/19/12	47,368	342
	USD/EUR	09/19/12	285,288	395
	USD/JPY	09/19/12	357,977	2,023
Deutsche Bank Securities, Inc.	AUD/USD	09/19/12	143,253	3,049
	EUR/GBP	09/19/12	101,652	385
	EUR/USD	09/19/12	94,560	896
	GBP/USD	09/19/12	199,698	855
	USD/GBP	07/12/12	8,922,059	3,375
HSBC Bank PLC	EUR/USD	09/19/12	97,386	909
	SEK/EUR	09/19/12	280,305	4,967
JPMorgan Chase Bank NA	AUD/USD	09/19/12	167,700	2,789
	EUR/USD	09/19/12	290,864	2,393
	USD/GBP	09/19/12	91,972	48
Royal Bank of Canada	CAD/USD	09/19/12	162,579	579
Royal Bank of Scotland	AUD/USD	09/19/12	91,438	1,797
	SEK/NOK	09/19/12	94,087	1,565
State Street Bank	NZD/JPY	09/19/12	363,052	4,951
	USD/GBP	09/19/12	88,334	207
TOTAL				$33,971

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Bank of America NA	USD/EUR	09/19/12	$94,788	$(610)
Barclays Bank PLC	GBP/USD	09/19/12	94,964	(97)
	USD/GBP	09/19/12	264,128	(2,330)
Citibank NA	JPY/USD	09/19/12	102,356	(1,172)
	USD/AUD	09/19/12	180,908	(5,830)
	USD/EUR	09/19/12	272,292	(2,267)
	USD/GBP	09/19/12	94,813	(679)
	USD/NOK	09/19/12	333,606	(4,495)
Credit Suisse International	USD/AUD	09/19/12	182,876	(3,950)
	USD/EUR	09/19/12	185,746	(1,743)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank Securities, Inc.	DKK/EUR	09/19/12	$184,780	$(126)
	USD/AUD	09/19/12	308,103	(4,584)
	USD/CAD	09/19/12	94,831	(781)
	USD/EUR	09/19/12	273,559	(2,886)
	USD/GBP	09/19/12	91,657	(1,058)
HSBC Bank PLC	USD/AUD	09/19/12	54,457	(1,619)
	USD/GBP	09/19/12	83,312	(677)
	USD/NZD	09/19/12	89,345	(1,644)
JPMorgan Chase Bank NA	GBP/USD	09/19/12	88,334	(389)
	USD/EUR	07/25/12	337,626	(1,127)
	USD/AUD	09/19/12	74,166	(1,927)
	USD/EUR	09/19/12	364,745	(4,352)
	USD/GBP	09/19/12	47,368	(406)
Royal Bank of Canada	CAD/USD	09/19/12	179,785	(215)
	USD/CAD	09/19/12	407,833	(5,709)
	USD/GBP	09/19/12	191,590	(1,861)
	USD/JPY	09/19/12	181,355	(1,355)
Royal Bank of Scotland	NOK/SEK	09/19/12	253,597	(2,850)
	USD/AUD	09/19/12	172,423	(5,909)
	USD/EUR	09/19/12	572,602	(6,269)
UBS AG	USD/AUD	09/19/12	87,438	(1,782)
	USD/CAD	09/19/12	91,082	(1,082)
Westpac Banking Corp.	NZD/AUD	09/19/12	54,790	(73)
	USD/AUD	09/19/12	90,422	(883)
TOTAL				$(72,737)

FORWARD SALES CONTRACTS — At June 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(e)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $1,071,250)	4.500%	TBA-30yr	07/12/12	$(1,000,000)	$(1,072,734)

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	24	March 2014	$5,962,200	$11,408
Eurodollars	49	September 2014	12,160,575	50,398
Eurodollars	(24)	March 2015	(5,946,300)	(27,414)
Eurodollars	(49)	September 2015	(12,111,575)	(88,629)
U.S. Long Bonds	(18)	September 2012	(2,663,438)	24,786
U.S. Ultra Long Treasury Bonds	13	September 2012	2,168,969	22,100
5 Year U.S. Treasury Notes	84	September 2012	10,413,375	378
10 Year U.S. Treasury Notes	25	September 2012	3,334,375	(11,603)
TOTAL				$(18,576)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 99.5%
Automobiles & Components – 0.6%
1,500	BorgWarner, Inc.*	$98,385
52,707	Ford Motor Co.	505,460
3,200	Harley-Davidson, Inc.	146,336
9,485	Johnson Controls, Inc.	262,829
3,164	The Goodyear Tire & Rubber Co.*	37,367

		1,050,377

Banks – 3.0%
9,620	BB&T Corp.	296,777
2,850	Comerica, Inc.	87,524
12,976	Fifth Third Bancorp	173,878
3,534	First Horizon National Corp.	30,569
7,800	Hudson City Bancorp, Inc.	49,686
11,645	Huntington Bancshares, Inc.	74,528
13,400	KeyCorp	103,716
1,728	M&T Bank Corp.	142,681
4,789	People’s United Financial, Inc.	55,600
7,204	PNC Financial Services Group, Inc.	440,236
17,798	Regions Financial Corp.	120,137
7,572	SunTrust Banks, Inc.	183,470
26,157	U.S. Bancorp	841,209
72,976	Wells Fargo & Co.	2,440,317
2,430	Zions Bancorporation	47,191

		5,087,519

Capital Goods – 8.0%
9,652	3M Co.	864,819
8,984	Caterpillar, Inc.	762,831
2,254	Cooper Industries PLC	153,678
2,646	Cummins, Inc.	256,424
7,914	Danaher Corp.	412,161
5,563	Deere & Co.	449,880
2,601	Dover Corp.	139,440
4,594	Eaton Corp.	182,060
10,177	Emerson Electric Co.	474,045
4,053	Fastenal Co.	163,376
735	Flowserve Corp.	84,341
2,347	Fluor Corp.	115,801
5,006	General Dynamics Corp.	330,196
146,521	General Electric Co.	3,053,498
1,737	Goodrich Corp.	220,425
10,808	Honeywell International, Inc.	603,519
6,690	Illinois Tool Works, Inc.	353,834
4,200	Ingersoll-Rand PLC	177,156
1,800	Jacobs Engineering Group, Inc.*	68,148
1,500	Joy Global, Inc.	85,095
1,400	L-3 Communications Holdings, Inc.	103,614
3,680	Lockheed Martin Corp.	320,454
4,800	Masco Corp.	66,576
3,473	Northrop Grumman Corp.	221,543
4,993	PACCAR, Inc.	195,676
1,552	Pall Corp.	85,065
2,070	Parker Hannifin Corp.	159,141
2,005	Precision Castparts Corp.	329,802
3,000	Quanta Services, Inc.*	72,210

Common Stocks – (continued)
Capital Goods – (continued)
4,676	Raytheon Co.	$264,615
2,000	Rockwell Automation, Inc.	132,120
2,019	Rockwell Collins, Inc.	99,638
1,324	Roper Industries, Inc.	130,520
803	Snap-On, Inc.	49,987
2,317	Stanley Black & Decker, Inc.	149,122
3,939	Textron, Inc.	97,963
10,359	The Boeing Co.	769,674
6,370	Tyco International Ltd.	336,654
12,656	United Technologies Corp.	955,908
833	W.W. Grainger, Inc.	159,303
2,518	Xylem, Inc.	63,378

		13,713,690

Commercial & Professional Services – 0.5%
1,434	Avery Dennison Corp.	39,205
1,600	Cintas Corp.	61,776
700	Dun & Bradstreet Corp.	49,819
1,750	Equifax, Inc.	81,550
2,331	Iron Mountain, Inc.	76,830
2,600	Pitney Bowes, Inc.	38,922
2,800	R.R. Donnelley & Sons Co.	32,956
4,367	Republic Services, Inc.	115,551
1,957	Robert Half International, Inc.	55,911
1,204	Stericycle, Inc.*	110,371
6,349	Waste Management, Inc.	212,057

		874,948

Consumer Durables & Apparel – 1.0%
3,969	Coach, Inc.	232,107
3,600	D.R. Horton, Inc.	66,168
700	Fossil, Inc.*	53,578
1,000	Harman International Industries, Inc.	39,600
1,721	Hasbro, Inc.	58,290
2,100	Leggett & Platt, Inc.	44,373
2,200	Lennar Corp. Class A	68,002
4,812	Mattel, Inc.	156,101
4,133	Newell Rubbermaid, Inc.	74,973
5,091	NIKE, Inc. Class B	446,888
4,513	Pulte Group, Inc.*	48,289
900	Ralph Lauren Corp.	126,054
1,242	VF Corp.	165,745
1,059	Whirlpool Corp.	64,769

		1,644,937

Consumer Services – 2.0%
1,600	Apollo Group, Inc. Class A*	57,904
6,329	Carnival Corp.	216,895
428	Chipotle Mexican Grill, Inc.*	162,619
1,766	Darden Restaurants, Inc.	89,412
900	DeVry, Inc.	27,873
4,300	H&R Block, Inc.	68,714
4,400	International Game Technology	69,300
3,767	Marriott International, Inc. Class A	147,666
14,075	McDonald’s Corp.	1,246,060

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Consumer Services – (continued)
10,450	Starbucks Corp.	$557,194
2,800	Starwood Hotels & Resorts Worldwide, Inc.	148,512
1,981	Wyndham Worldwide Corp.	104,478
1,100	Wynn Resorts Ltd.	114,092
6,372	Yum! Brands, Inc.	410,484

		3,421,203

Diversified Financials – 5.6%
13,878	American Express Co.	807,838
3,036	Ameriprise Financial, Inc.	158,661
149,296	Bank of America Corp.	1,221,241
1,786	BlackRock, Inc.	303,299
7,658	Capital One Financial Corp.	418,586
40,745	Citigroup, Inc.	1,116,820
939	CME Group, Inc.	251,755
7,299	Discover Financial Services	252,399
3,050	E*TRADE Financial Corp.*	24,522
1,456	Federated Investors, Inc. Class B	31,814
1,960	Franklin Resources, Inc.	217,540
1,032	IntercontinentalExchange, Inc.*	140,331
6,093	Invesco Ltd.	137,702
52,771	JPMorgan Chase & Co.	1,885,508
1,632	Legg Mason, Inc.	43,036
2,900	Leucadia National Corp.	61,683
2,714	Moody’s Corp.	99,197
21,447	Morgan Stanley	312,912
3,298	Northern Trust Corp.	151,774
3,471	NYSE Euronext	88,788
7,171	SLM Corp.	112,656
6,870	State Street Corp.	306,677
3,485	T. Rowe Price Group, Inc.	219,416
16,646	The Bank of New York Mellon Corp.	365,380
14,642	The Charles Schwab Corp.	189,321
6,825	The Goldman Sachs Group, Inc.(a)	654,245
1,900	The NASDAQ OMX Group, Inc.	43,073

		9,616,174

Energy – 10.7%
3,300	Alpha Natural Resources, Inc.*	28,743
6,904	Anadarko Petroleum Corp.	457,045
5,323	Apache Corp.	467,838
6,091	Baker Hughes, Inc.	250,340
2,949	Cabot Oil & Gas Corp.	116,191
3,500	Cameron International Corp.*	149,485
9,417	Chesapeake Energy Corp.	175,156
27,287	Chevron Corp.	2,878,778
17,492	ConocoPhillips	977,453
3,200	CONSOL Energy, Inc.	96,768
5,267	Denbury Resources, Inc.*	79,584
5,586	Devon Energy Corp.	323,932
969	Diamond Offshore Drilling, Inc.	57,297
3,781	EOG Resources, Inc.	340,706
2,017	EQT Corp.	108,172
64,760	Exxon Mobil Corp.	5,541,513

Common Stocks – (continued)
Energy – (continued)
3,393	FMC Technologies, Inc.*	$133,107
12,772	Halliburton Co.	362,597
1,500	Helmerich & Payne, Inc.	65,220
4,157	Hess Corp.	180,622
6,192	Kinder Morgan, Inc.	199,506
9,876	Marathon Oil Corp.	252,529
4,899	Marathon Petroleum Corp.	220,063
2,645	Murphy Oil Corp.	133,017
4,032	Nabors Industries Ltd.*	58,061
5,869	National Oilwell Varco, Inc.	378,198
1,900	Newfield Exploration Co.*	55,689
3,500	Noble Corp.*	113,855
2,433	Noble Energy, Inc.	206,367
11,276	Occidental Petroleum Corp.	967,143
3,706	Peabody Energy Corp.	90,871
8,824	Phillips 66*	293,310
1,700	Pioneer Natural Resources Co.	149,957
2,476	QEP Resources, Inc.	74,206
2,200	Range Resources Corp.	136,114
1,800	Rowan Companies PLC Class A*	58,194
18,561	Schlumberger Ltd.	1,204,795
4,800	Southwestern Energy Co.*	153,264
8,975	Spectra Energy Corp.	260,813
1,500	Sunoco, Inc.	71,250
1,900	Tesoro Corp.*	47,424
8,445	The Williams Companies, Inc.	243,385
7,592	Valero Energy Corp.	183,347
2,881	WPX Energy, Inc.*	46,615

		18,388,520

Food & Staples Retailing – 2.4%
6,029	Costco Wholesale Corp.	572,755
17,698	CVS Caremark Corp.	827,028
3,176	Safeway, Inc.	57,644
8,200	Sysco Corp.	244,442
8,075	The Kroger Co.	187,259
12,076	Walgreen Co.	357,208
23,914	Wal-Mart Stores, Inc.	1,667,284
2,300	Whole Foods Market, Inc.	219,236

		4,132,856

Food, Beverage & Tobacco – 6.6%
28,391	Altria Group, Inc.	980,909
9,324	Archer-Daniels-Midland Co.	275,244
2,200	Beam, Inc.	137,478
1,347	Brown-Forman Corp. Class B	130,457
2,500	Campbell Soup Co.	83,450
4,156	Coca-Cola Enterprises, Inc.	116,534
5,700	ConAgra Foods, Inc.	147,801
2,400	Constellation Brands, Inc. Class A*	64,944
2,600	Dean Foods Co.*	44,278
3,000	Dr. Pepper Snapple Group, Inc.	131,250
9,024	General Mills, Inc.	347,785
4,406	H.J. Heinz Co.	239,598
1,800	Hormel Foods Corp.	54,756

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
3,372	Kellogg Co.	$166,341
24,587	Kraft Foods, Inc. Class A	949,550
1,839	Lorillard, Inc.	242,656
1,900	McCormick & Co., Inc.	115,235
2,801	Mead Johnson Nutrition Co.	225,509
2,123	Molson Coors Brewing Co. Class B	88,338
2,100	Monster Beverage Corp.*	149,520
21,666	PepsiCo, Inc.	1,530,920
23,587	Philip Morris International, Inc.	2,058,202
4,579	Reynolds American, Inc.	205,460
31,336	The Coca-Cola Co.	2,450,162
2,097	The Hershey Co.	151,047
1,545	The J.M. Smucker Co.	116,678
4,081	Tyson Foods, Inc. Class A	76,845

		11,280,947

Health Care Equipment & Services – 3.9%
4,895	Aetna, Inc.	189,779
3,660	AmerisourceBergen Corp.	144,021
7,750	Baxter International, Inc.	411,913
2,823	Becton, Dickinson and Co.	211,019
20,746	Boston Scientific Corp.*	117,630
1,167	C. R. Bard, Inc.	125,382
4,831	Cardinal Health, Inc.	202,902
3,116	CareFusion Corp.*	80,019
2,070	Cerner Corp.*	171,106
3,919	Cigna Corp.	172,436
1,882	Coventry Health Care, Inc.	59,829
6,683	Covidien PLC	357,541
1,300	DaVita, Inc.*	127,673
1,990	DENTSPLY International, Inc.	75,242
1,594	Edwards Lifesciences Corp.*	164,660
11,089	Express Scripts Holding Co.*	619,099
2,300	Humana, Inc.	178,112
547	Intuitive Surgical, Inc.*	302,923
1,323	Laboratory Corp. of America Holdings*	122,523
3,264	McKesson Corp.	306,000
14,282	Medtronic, Inc.	553,142
1,081	Patterson Companies, Inc.	37,262
2,150	Quest Diagnostics, Inc.	128,785
4,502	St. Jude Medical, Inc.	179,675
4,537	Stryker Corp.	249,989
5,750	Tenet Healthcare Corp.*	30,130
14,498	UnitedHealth Group, Inc.	848,133
1,586	Varian Medical Systems, Inc.*	96,381
4,517	WellPoint, Inc.	288,139
2,517	Zimmer Holdings, Inc.	161,994

		6,713,439

Household & Personal Products – 2.3%
5,986	Avon Products, Inc.	97,033
6,658	Colgate-Palmolive Co.	693,098
5,447	Kimberly-Clark Corp.	456,295
1,800	The Clorox Co.	130,428

Common Stocks – (continued)
Household & Personal Products – (continued)
3,200	The Estee Lauder Companies, Inc. Class A	$173,184
38,081	The Procter & Gamble Co.	2,332,461

		3,882,499

Insurance – 3.5%
4,660	ACE Ltd.	345,446
6,515	Aflac, Inc.	277,474
8,812	American International Group, Inc.*	282,777
4,467	Aon PLC	208,966
1,200	Assurant, Inc.	41,808
24,291	Berkshire Hathaway, Inc. Class B*	2,024,169
2,368	Cincinnati Financial Corp.	90,150
6,800	Genworth Financial, Inc. Class A*	38,488
6,101	Hartford Financial Services Group, Inc.	107,561
4,058	Lincoln National Corp.	88,748
4,346	Loews Corp.	177,795
7,479	Marsh & McLennan Companies, Inc.	241,048
14,674	MetLife, Inc.	452,693
4,273	Principal Financial Group, Inc.	112,081
6,513	Prudential Financial, Inc.	315,425
6,973	The Allstate Corp.	244,682
3,738	The Chubb Corp.	272,201
8,542	The Progressive Corp.	177,930
5,320	The Travelers Companies, Inc.	339,629
1,311	Torchmark Corp.	66,271
4,118	Unum Group	78,777
4,524	XL Group PLC	95,185

		6,079,304

Materials – 3.4%
2,898	Air Products & Chemicals, Inc.	233,956
1,000	Airgas, Inc.	84,010
15,268	Alcoa, Inc.	133,595
1,487	Allegheny Technologies, Inc.	47,420
2,095	Ball Corp.	86,000
1,300	Bemis Co., Inc.	40,742
890	CF Industries Holdings, Inc.	172,429
1,971	Cliffs Natural Resources, Inc.	97,151
12,838	E.I. du Pont de Nemours & Co.	649,218
1,853	Eastman Chemical Co.	93,336
4,112	Ecolab, Inc.	281,795
2,000	FMC Corp.	106,960
13,236	Freeport-McMoRan Copper & Gold, Inc.	450,950
1,083	International Flavors & Fragrances, Inc.	59,348
6,108	International Paper Co.	176,582
2,498	MeadWestvaco Corp.	71,817
7,424	Monsanto Co.	614,559
6,887	Newmont Mining Corp.	334,088
4,400	Nucor Corp.	166,760
2,162	Owens-Illinois, Inc.*	41,446
2,124	PPG Industries, Inc.	225,399

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Materials – (continued)
4,133	Praxair, Inc.	$449,381
2,616	Sealed Air Corp.	40,391
1,700	Sigma-Aldrich Corp.	125,681
16,213	The Dow Chemical Co.	510,709
4,100	The Mosaic Co.	224,516
1,218	The Sherwin-Williams Co.	161,202
900	Titanium Metals Corp.	10,179
1,968	United States Steel Corp.	40,541
1,800	Vulcan Materials Co.	71,478

		5,801,639

Media – 3.4%
3,200	Cablevision Systems Corp. Class A	42,528
8,954	CBS Corp. Class B	293,512
37,509	Comcast Corp. Class A	1,199,163
9,039	DIRECTV Class A*	441,284
3,548	Discovery Communications, Inc. Class A*	191,592
3,271	Gannett Co., Inc.	48,182
29,086	News Corp. Class A	648,327
3,747	Omnicom Group, Inc.	182,104
1,300	Scripps Networks Interactive, Inc. Class A	73,918
6,071	The Interpublic Group of Companies, Inc.	65,870
3,813	The McGraw-Hill Companies, Inc.	171,585
24,887	The Walt Disney Co.	1,207,020
63	The Washington Post Co. Class B	23,551
4,396	Time Warner Cable, Inc.	360,912
13,435	Time Warner, Inc.	517,247
7,466	Viacom, Inc. Class B	351,051

		5,817,846

Pharmaceuticals, Biotechnology & Life Sciences – 8.0%
21,885	Abbott Laboratories	1,410,926
4,896	Agilent Technologies, Inc.	192,119
2,600	Alexion Pharmaceuticals, Inc.*	258,180
4,211	Allergan, Inc.	389,812
10,695	Amgen, Inc.	781,163
3,303	Biogen Idec, Inc.*	476,887
23,416	Bristol-Myers Squibb Co.	841,805
6,075	Celgene Corp.*	389,772
14,166	Eli Lilly & Co.	607,863
3,681	Forest Laboratories, Inc.*	128,798
10,503	Gilead Sciences, Inc.*	538,594
2,290	Hospira, Inc.*	80,104
38,051	Johnson & Johnson	2,570,726
2,470	Life Technologies Corp.*	111,125
42,086	Merck & Co., Inc.	1,757,091
6,052	Mylan, Inc.*	129,331
1,500	PerkinElmer, Inc.	38,700
1,319	Perrigo Co.	155,550
103,640	Pfizer, Inc.	2,383,720
5,044	Thermo Fisher Scientific, Inc.	261,834

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
1,209	Waters Corp.*	$96,079
1,800	Watson Pharmaceuticals, Inc.*	133,182

		13,733,361

Real Estate – 2.2%
5,440	American Tower Corp. (REIT)	380,310
1,780	Apartment Investment & Management Co. Class A (REIT)	48,113
1,291	AvalonBay Communities, Inc. (REIT)	182,651
2,038	Boston Properties, Inc. (REIT)	220,858
4,500	CBRE Group, Inc. Class A*	73,620
4,138	Equity Residential (REIT)	258,046
5,700	HCP, Inc. (REIT)	251,655
2,700	Health Care REIT, Inc. (REIT)	157,410
10,052	Host Hotels & Resorts, Inc. (REIT)	159,023
5,700	Kimco Realty Corp. (REIT)	108,471
2,300	Plum Creek Timber Co., Inc. (REIT)	91,310
6,304	Prologis, Inc. (REIT)	209,482
1,994	Public Storage (REIT)	287,953
4,251	Simon Property Group, Inc. (REIT)	661,711
4,043	Ventas, Inc. (REIT)	255,194
2,622	Vornado Realty Trust (REIT)	220,196
7,555	Weyerhaeuser Co. (REIT)	168,930

		3,734,933

Retailing – 4.0%
1,277	Abercrombie & Fitch Co. Class A	43,597
4,965	Amazon.com, Inc.*	1,133,758
672	AutoNation, Inc.*	23,708
379	AutoZone, Inc.*	139,157
3,315	Bed Bath & Beyond, Inc.*	204,867
3,850	Best Buy Co., Inc.	80,696
900	Big Lots, Inc.*	36,711
3,200	CarMax, Inc.*	83,008
3,264	Dollar Tree, Inc.*	175,603
1,300	Expedia, Inc.	62,491
1,602	Family Dollar Stores, Inc.	106,501
1,900	GameStop Corp. Class A	34,884
2,128	Genuine Parts Co.	128,212
2,000	J.C. Penney Co., Inc.	46,620
3,477	Kohl’s Corp.	158,169
3,427	Limited Brands, Inc.	145,750
16,202	Lowe’s Companies, Inc.	460,785
5,798	Macy’s, Inc.	199,161
800	Netflix, Inc.*	54,776
2,175	Nordstrom, Inc.	108,076
1,800	O’Reilly Automotive, Inc.*	150,786
690	Priceline.com, Inc.*	458,519
3,156	Ross Stores, Inc.	197,155
500	Sears Holdings Corp.*	29,850
9,897	Staples, Inc.	129,156
9,110	Target Corp.	530,111
4,650	The Gap, Inc.	127,224
21,143	The Home Depot, Inc.	1,120,368
1,800	Tiffany & Co.	95,310

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Retailing – (continued)
10,186	TJX Companies, Inc.	$437,285
1,200	TripAdvisor, Inc.*	53,628
1,600	Urban Outfitters, Inc.*	44,144

		6,800,066

Semiconductors & Semiconductor Equipment – 2.3%
8,100	Advanced Micro Devices, Inc.*	46,413
4,570	Altera Corp.	154,649
4,200	Analog Devices, Inc.	158,214
18,122	Applied Materials, Inc.	207,678
6,850	Broadcom Corp. Class A*	231,530
780	First Solar, Inc.*	11,747
69,087	Intel Corp.	1,841,169
2,366	KLA-Tencor Corp.	116,525
2,785	Lam Research Corp.*	105,106
3,200	Linear Technology Corp.	100,256
7,900	LSI Corp.*	50,323
2,700	Microchip Technology, Inc.	89,316
13,543	Micron Technology, Inc.*	85,456
8,450	NVIDIA Corp.*	116,779
2,800	Teradyne, Inc.*	39,368
15,972	Texas Instruments, Inc.	458,237
3,700	Xilinx, Inc.	124,209

		3,936,975

Software & Services – 9.4%
8,964	Accenture PLC Class A	538,647
6,793	Adobe Systems, Inc.*	219,889
2,600	Akamai Technologies, Inc.*	82,550
3,200	Autodesk, Inc.*	111,968
6,800	Automatic Data Processing, Inc.	378,488
2,200	BMC Software, Inc.*	93,896
5,204	CA, Inc.	140,976
2,592	Citrix Systems, Inc.*	217,573
4,177	Cognizant Technology Solutions Corp. Class A*	250,620
2,200	Computer Sciences Corp.	54,604
15,898	eBay, Inc.*	667,875
4,436	Electronic Arts, Inc.*	54,785
3,200	Fidelity National Information Services, Inc.	109,056
1,950	Fiserv, Inc.*	140,829
3,533	Google, Inc. Class A*	2,049,387
16,011	International Business Machines Corp.	3,131,431
4,132	Intuit, Inc.	245,234
1,475	Mastercard, Inc. Class A	634,412
103,437	Microsoft Corp.	3,164,138
53,675	Oracle Corp.	1,594,148
4,409	Paychex, Inc.	138,487
2,755	Red Hat, Inc.*	155,602
3,833	SAIC, Inc.	46,456
1,900	Salesforce.com, Inc.*	262,694
10,181	Symantec Corp.*	148,744

Common Stocks – (continued)
Software & Services – (continued)
2,378	Teradata Corp.*	$171,240
8,519	The Western Union Co.	143,460
2,157	Total System Services, Inc.	51,617
2,206	VeriSign, Inc.*	96,116
6,902	Visa, Inc. Class A	853,294
17,100	Yahoo!, Inc.*	270,693

		16,218,909

Technology Hardware & Equipment – 7.9%
2,226	Amphenol Corp. Class A	122,252
12,971	Apple, Inc.*	7,575,064
74,051	Cisco Systems, Inc.	1,271,456
20,984	Corning, Inc.	271,323
20,358	Dell, Inc.*	254,882
28,468	EMC Corp.*	729,635
1,134	F5 Networks, Inc.*	112,901
2,100	FLIR Systems, Inc.	40,950
1,521	Harris Corp.	63,654
27,388	Hewlett-Packard Co.	550,773
2,583	Jabil Circuit, Inc.	52,512
3,425	JDS Uniphase Corp.*	37,675
7,500	Juniper Networks, Inc.*	122,325
970	Lexmark International, Inc. Class A	25,783
2,025	Molex, Inc.	48,478
4,154	Motorola Solutions, Inc.	199,849
5,122	NetApp, Inc.*	162,982
23,546	QUALCOMM, Inc.	1,311,041
3,296	SanDisk Corp.*	120,238
5,200	Seagate Technology PLC	128,596
5,851	TE Connectivity Ltd.	186,705
3,312	Western Digital Corp.*	100,950
18,522	Xerox Corp.	145,768

		13,635,792

Telecommunication Services – 3.2%
81,232	AT&T, Inc.	2,896,733
8,704	CenturyLink, Inc.	343,721
3,431	Crown Castle International Corp.*	201,262
13,831	Frontier Communications Corp.	52,973
4,000	MetroPCS Communications, Inc.*	24,200
40,727	Sprint Nextel Corp.*	132,770
39,183	Verizon Communications, Inc.	1,741,293
7,681	Windstream Corp.	74,198

		5,467,150

Transportation – 1.9%
2,330	C.H. Robinson Worldwide, Inc.	136,375
14,275	CSX Corp.	319,189
3,014	Expeditors International of Washington, Inc.	116,793
4,349	FedEx Corp.	398,412
4,435	Norfolk Southern Corp.	318,300
800	Ryder System, Inc.	28,808
10,418	Southwest Airlines Co.	96,054

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)
Transportation – (continued)
6,659	Union Pacific Corp.	$794,485
13,333	United Parcel Service, Inc. Class B	1,050,107

		3,258,523

Utilities – 3.7%
1,700	AGL Resources, Inc.	65,875
3,477	Ameren Corp.	116,619
6,657	American Electric Power Co., Inc.	265,614
5,895	CenterPoint Energy, Inc.	121,850
3,700	CMS Energy Corp.	86,950
4,030	Consolidated Edison, Inc.	250,626
7,891	Dominion Resources, Inc.	426,114
2,350	DTE Energy Co.	139,426
18,484	Duke Energy Corp.	426,241
4,470	Edison International	206,514
2,460	Entergy Corp.	167,009
11,789	Exelon Corp.	443,502
5,765	FirstEnergy Corp.	283,580
1,131	Integrys Energy Group, Inc.	64,320
5,756	NextEra Energy, Inc.	396,070
4,000	NiSource, Inc.	99,000
4,426	Northeast Utilities	171,773
3,400	NRG Energy, Inc.*	59,024
2,832	Oneok, Inc.	119,822
3,170	Pepco Holdings, Inc.	62,037
5,678	PG&E Corp.	257,043
1,534	Pinnacle West Capital Corp.	79,369
7,959	PPL Corp.	221,340
4,129	Progress Energy, Inc.	248,442
6,955	Public Service Enterprise Group, Inc.	226,037
1,546	SCANA Corp.	73,961
3,385	Sempra Energy	233,159
2,970	TECO Energy, Inc.	53,638
8,764	The AES Corp.*	112,442
12,017	The Southern Co.	556,387

Common Stocks – (continued)
Utilities – (continued)
3,187	Wisconsin Energy Corp.	$126,110
6,909	Xcel Energy, Inc.	196,285

		6,356,179

TOTAL COMMON STOCKS
(Cost $135,812,666)		$170,647,786

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(b)(c) – 0.1%
United States Treasury Bill
$80,000	0.000%	08/09/12	$79,996
(Cost $79,994)

TOTAL INVESTMENTS – 99.6%
(Cost $135,892,660)			$170,727,782

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			765,858

NET ASSETS – 100.0%			$171,493,640

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	16	September 2012	$1,085,120	$39,428

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – 56.3%
Adjustable Rate Non-Agency(a) – 0.7%
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
$334,890	2.849%	08/19/36		$183,417
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
311,804	2.764	07/25/35		286,742

				470,159

Collateralized Mortgage Obligations – 5.8%
Agency Multi-Family – 3.9%
FHLMC REMIC Structured Pass-Through Certificates Series K703, Class A2
$300,000	2.699%	05/25/18		$315,921
FHLMC REMIC Structured Pass-Through Certificates Series K705, Class A2
300,000	2.303	09/25/18		309,997
FNMA
195,230	2.800	03/01/18		206,700
492,868	3.740	05/01/18		545,782
110,000	3.840	05/01/18		120,981
400,000	4.506	06/01/19		452,448
98,096	3.416	10/01/20		105,975
98,155	3.632	12/01/20		107,338
393,125	3.763	12/01/20		432,626
GNMA
89,479	3.950	07/15/25		97,373

				2,695,141

Regular Floater(a) – 0.6%
National Credit Union Administration Guaranteed Notes Series A1
400,000	0.261	06/12/13		400,000

Sequential Fixed Rate – 1.3%
Banc of America Funding Corp. Series 2007-8, Class 2A1
511,555	7.000	10/25/37		299,059
National Credit Union Administration Guaranteed Notes Series 2010-C1, Class APT
284,873	2.650	10/29/20		297,969
National Credit Union Administration Guaranteed Notes Series A4
300,000	3.000	06/12/19		323,535

				920,563

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$4,015,704

Federal Agencies – 49.8%
Adjustable Rate FHLMC(a) – 0.6%
$381,190	2.375%	09/01/35		$404,131

Adjustable Rate FNMA(a) – 1.3%
157,993	2.342	05/01/33		164,812
411,363	2.332	05/01/35		434,539
251,571	2.627	12/01/35		268,723

				868,074

Mortgage-Backed Obligations – (continued)
FHLMC – 0.0%
$2,423	10.000%	03/01/21		$2,856

FNMA – 46.3%
45,166	5.000	03/01/18		48,606
20,588	5.000	06/01/18		22,157
453,402	5.500	03/01/19		492,110
9,900	8.000	09/01/21		11,505
9,516	5.000	04/01/23		10,268
29,921	5.000	06/01/23		32,286
496,028	5.500	05/01/25		539,709
275,208	4.000	10/01/31		296,069
2,561	6.000	05/01/33		2,846
13,666	5.000	08/01/33		14,902
1,326	6.000	12/01/33		1,481
1,050	6.000	12/01/34		1,164
34,104	5.000	04/01/35		37,167
958	6.000	04/01/35		1,058
3,522	6.000	02/01/36		3,889
9,575	6.500	03/01/36		10,801
69,565	4.000	04/01/39		74,006
65,127	4.000	05/01/39		69,284
19,425	4.000	08/01/39		20,665
79,632	4.500	02/01/40		85,458
99,166	4.500	04/01/40		106,421
1,897,347	4.500	05/01/40		2,036,167
455,109	4.000	08/01/40		484,523
1,894,121	4.500	08/01/40		2,032,705
415,254	4.000	09/01/40		442,092
941,785	4.500	09/01/40		1,010,691
290,342	4.000	10/01/40		309,107
976,831	4.000	11/01/40		1,039,965
923,556	4.000	12/01/40		983,247
237,101	4.000	01/01/41		252,425
107,355	5.000	02/01/41		116,913
75,236	4.000	03/01/41		80,140
783,603	4.500	05/01/41		842,495
89,205	5.000	05/01/41		96,626
72,113	4.000	07/01/41		76,814
106,794	4.000	09/01/41		113,755
306,615	4.000	10/01/41		326,603
613,664	5.000	10/01/41		666,089
481,230	4.000	11/01/41		512,601
472,315	4.000	12/01/41		503,105
33,389	4.000	01/01/42		35,566
200,000	4.000	06/01/42		215,844
3,000,000	2.500	TBA-15yr	(b)	3,092,578
2,000,000	3.000	TBA-30yr	(b)	2,050,781
10,000,000	3.500	TBA-30yr	(b)	10,483,360
2,100,000	4.000	TBA-30yr	(b)	2,232,914

				31,918,958

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – 1.6%
$1,000,000	4.000%	TBA-30yr	(b)	$1,092,266

TOTAL FEDERAL AGENCIES				$34,286,285

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $38,684,031)				$38,772,148

Agency Debentures – 17.5%
FFCB
$500,000	5.400%	06/08/17		$599,636
FHLB
800,000	1.750	12/14/12		805,462
800,000	0.210	01/04/13		799,957
3,400,000	0.375	01/29/14		3,401,978
200,000	5.625	06/11/21		258,457
FHLMC
700,000	0.500	01/24/14		699,036
1,000,000	1.375	02/25/14		1,016,844
500,000	0.375	02/27/14		500,258
1,500,000	4.500	04/02/14		1,606,285
500,000	1.000	03/08/17		502,027
100,000	1.250	05/12/17		101,411
300,000	1.000	06/29/17		300,379
200,000	1.000	07/28/17		200,078
300,000	2.375	01/13/22		308,229
FNMA
500,000	1.125	04/27/17		504,788
Tennessee Valley Authority
300,000	5.375	04/01/56		412,884

TOTAL AGENCY DEBENTURES
(Cost $11,660,296)				$12,017,709

Asset-Backed Securities – 0.6%
Home Equity – 0.1%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$36,484	7.000%	09/25/37		$28,703
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
49,983	7.000	09/25/37		37,071

				65,774

Student Loans(a) – 0.5%
Brazos Higher Education Authority Series 2005-3, Class A14
111,628	0.578	09/25/23		111,354
SLM Student Loan Trust Series 2012-2, Class A
262,815	0.945	01/25/29		264,681

				376,035

TOTAL ASSET-BACKED SECURITIES
(Cost $459,118)				$441,809

Government Guarantee Obligations – 7.9%
Ally Financial, Inc.(c)
$1,100,000	1.750%	10/30/12		$1,105,370
Citigroup Funding, Inc.(c)
1,300,000	1.875	10/22/12		1,306,387
600,000	1.875	11/15/12		603,802
Private Export Funding Corp.(d)
2,000,000	3.550	04/15/13		2,051,634
U.S. Central Federal Credit Union(c)
400,000	1.900	10/19/12		402,016

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $5,428,514)				$5,469,209

U.S. Treasury Obligations – 22.1%
United States Treasury Bonds
$100,000	4.250%	05/15/39		$130,500
100,000	4.375	11/15/39		133,087
800,000	4.375	05/15/41		1,067,872
100,000	3.750	08/15/41		120,512
100,000	3.125	02/15/42		107,358
100,000	3.000	05/15/42		104,703
United States Treasury Inflation-Protected Securities
488,252	2.000	07/15/14		517,698
120,498	1.625	01/15/15		128,160
236,580	1.875	07/15/15		257,539
101,825	0.750	02/15/42		107,187
United States Treasury Notes
1,500,000	0.250(e)	11/30/13		1,498,980
1,000,000	0.750	12/15/13		1,006,460
700,000	0.250	04/30/14		699,125
300,000	0.625	07/15/14		301,719
1,000,000	0.375	03/15/15		999,430
4,400,000	1.750	07/31/15		4,574,548
200,000	0.625	05/31/17		199,074
700,000	0.750	06/30/17		700,686
300,000	1.375	12/31/18		306,714
500,000	1.125	05/31/19		500,775
500,000	1.000	06/30/19		496,015
1,100,000	2.000	11/15/21		1,140,282
100,000	1.750	05/15/22		100,805

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $14,945,317)				$15,199,229

TOTAL INVESTMENTS – 104.4%
(Cost $71,177,276)				$71,900,104

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.4)%				(3,035,116)

NET ASSETS – 100.0%				$68,864,988

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(b)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $18,951,899 which represents approximately 27.5% of net assets as of June 30, 2012.
(c)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.
(d)	Guaranteed by the Export/Import Bank of the United States. Total market value for this security amounts to $2,051,634, which represents approximately 3.0% of net assets as of June 30, 2012.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
REMIC	— Real Estate Mortgage Investment Conduit

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(b)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Receivable: $3,193,438)	4.000%	TBA-30yr	07/12/12	$(3,000,000)	$(3,192,891)

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	16	March 2014	$3,974,800	$7,605
Eurodollars	32	September 2014	7,941,600	33,162
Eurodollars	(16)	March 2015	(3,964,200)	(18,276)
Eurodollars	(32)	September 2015	(7,909,600)	(58,212)
U.S. Ultra Long Treasury Bonds	9	September 2012	1,501,594	15,437
5 Year U.S. Treasury Notes	41	September 2012	5,082,719	(486)
10 Year U.S. Treasury Notes	20	September 2012	2,667,500	(8,609)
TOTAL				$(29,379)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%
Banks – 1.6%
80,353	First Republic Bank*	$2,699,861

Capital Goods – 6.3%
27,741	Graco, Inc.	1,278,305
71,906	Kennametal, Inc.	2,383,684
114,115	Quanta Services, Inc.*	2,746,748
26,724	Rockwell Automation, Inc.	1,765,387
25,141	Roper Industries, Inc.	2,478,400

		10,652,524

Commercial & Professional Services – 1.4%
111,618	Ritchie Bros Auctioneers, Inc.	2,371,882

Consumer Durables & Apparel – 5.9%
40,866	Deckers Outdoor Corp.*	1,798,513
8,968	Lululemon Athletica, Inc.*	534,762
163,372	Newell Rubbermaid, Inc.	2,963,568
48,161	PVH Corp.	3,746,444
6,870	Ralph Lauren Corp.	962,212

		10,005,499

Consumer Services – 4.2%
39,389	Coinstar, Inc.*	2,704,449
35,422	Dunkin’ Brands Group, Inc.	1,216,391
80,974	Marriott International, Inc. Class A	3,174,181

		7,095,021

Diversified Financials – 8.0%
20,818	IntercontinentalExchange, Inc.*	2,830,832
64,939	Lazard Ltd. Class A	1,687,765
89,498	MSCI, Inc. Class A*	3,044,722
60,632	Northern Trust Corp.	2,790,285
59,768	SLM Corp.	938,955
36,335	T. Rowe Price Group, Inc.	2,287,651

		13,580,210

Energy – 7.4%
72,183	Cameron International Corp.*	3,082,936
11,431	Core Laboratories NV	1,324,853
25,820	Dril-Quip, Inc.*	1,693,534
22,401	Pioneer Natural Resources Co.	1,975,992
33,594	Rosetta Resources, Inc.*	1,230,884
36,254	Southwestern Energy Co.*	1,157,590
49,346	Whiting Petroleum Corp.*	2,029,108

		12,494,897

Food, Beverage & Tobacco – 1.8%
18,217	The Hain Celestial Group, Inc.*	1,002,664
32,822	TreeHouse Foods, Inc.*	2,044,482

		3,047,146

Health Care Equipment & Services – 8.1%
32,968	C. R. Bard, Inc.	3,542,082
93,905	CareFusion Corp.*	2,411,480
16,761	Edwards Lifesciences Corp.*	1,731,411
36,093	Henry Schein, Inc.*	2,832,940

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
30,612	HMS Holdings Corp.*	$1,019,686
56,423	St. Jude Medical, Inc.	2,251,842

		13,789,441

Household & Personal Products – 1.6%
79,148	Avon Products, Inc.	1,282,989
12,619	Church & Dwight Co., Inc.	699,976
12,030	The Estee Lauder Companies, Inc. Class A	651,064

		2,634,029

Insurance – 0.8%
50,514	Principal Financial Group, Inc.	1,324,982

Materials – 3.8%
28,608	Airgas, Inc.	2,403,358
37,622	Ecolab, Inc.	2,578,236
26,675	International Flavors & Fragrances, Inc.	1,461,790

		6,443,384

Media – 3.3%
28,184	Discovery Communications, Inc. Class A*	1,521,936
59,000	Pandora Media, Inc.*	641,330
59,024	Scripps Networks Interactive, Inc. Class A	3,356,105

		5,519,371

Pharmaceuticals, Biotechnology & Life Sciences – 6.1%
69,497	Agilent Technologies, Inc.	2,727,062
11,366	Alexion Pharmaceuticals, Inc.*	1,128,644
42,899	Amylin Pharmaceuticals, Inc.*	1,211,039
21,959	BioMarin Pharmaceutical, Inc.*	869,137
7,140	Mettler-Toledo International, Inc.*	1,112,769
16,313	Shire PLC ADR	1,409,280
35,200	Vertex Pharmaceuticals, Inc.*	1,968,384

		10,426,315

Real Estate – 1.6%
166,726	CBRE Group, Inc. Class A*	2,727,637

Retailing – 8.2%
27,626	Bed Bath & Beyond, Inc.*	1,707,287
37,494	Dick’s Sporting Goods, Inc.	1,799,712
30,864	Family Dollar Stores, Inc.	2,051,839
54,818	PetSmart, Inc.	3,737,491
24,069	Tiffany & Co.	1,274,454
121,728	Urban Outfitters, Inc.*	3,358,475

		13,929,258

Semiconductors & Semiconductor Equipment – 4.7%
49,307	Altera Corp.	1,668,549
48,336	Linear Technology Corp.	1,514,367
130,650	NVIDIA Corp.*	1,805,583
87,758	Xilinx, Inc.	2,946,036

		7,934,535

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Software & Services – 11.9%
25,746	Citrix Systems, Inc.*	$2,161,119
13,203	Cognizant Technology Solutions Corp. Class A*	792,180
19,350	Equinix, Inc.*	3,398,828
48,801	FleetCor Technologies, Inc.*	1,709,987
110,052	Genpact Ltd.*	1,830,165
45,003	MICROS Systems, Inc.*	2,304,154
66,045	Rackspace Hosting, Inc.*	2,902,017
37,890	Rovi Corp.*	743,402
18,190	Salesforce.com, Inc.*	2,514,949
54,357	VeriFone Systems, Inc.*	1,798,673

		20,155,474

Technology Hardware & Equipment – 5.3%
60,715	Amphenol Corp. Class A	3,334,468
83,886	Juniper Networks, Inc.*	1,368,181
83,202	NetApp, Inc.*	2,647,487
107,303	RealD, Inc.*	1,605,253

		8,955,389

Telecommunication Services – 6.6%
46,837	Crown Castle International Corp.*	2,747,458
91,404	SBA Communications Corp. Class A*	5,214,598
128,095	tw telecom, inc.*	3,286,918

		11,248,974

Transportation – 0.6%
18,742	C.H. Robinson Worldwide, Inc.	1,096,969

TOTAL INVESTMENTS – 99.2%
(Cost $150,604,363)		$168,132,798

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,350,784

NET ASSETS – 100.0%		$169,483,582

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Government Income Fund	Growth Opportunities Fund

Assets:
Investments, at value (cost $158,453,762, $135,892,660, $71,177,276 and $150,604,363)	$161,524,803	$170,727,782	$71,900,104	$168,132,798
Cash	16,147,986	254,973	16,122,062	1,209,481
Receivables:
Investments sold on an extended-settlement basis	59,364,240	—	24,264,943	—
Interest and dividends	816,773	221,819	192,173	83,981
Investments sold	348,594	647,311	—	1,624,129
Unrealized gain on forward foreign currency exchange contracts	33,971	—	—	—
Fund shares sold	16,318	54,186	119,168	2,578
Futures variation margin	—	27,200	—	—
Other assets	1,844	1,075	593	1,058
Total assets	238,254,529	171,934,346	112,599,043	171,054,025

Liabilities:
Payables:
Investments purchased on an extended-settlement basis	91,919,750	—	39,157,102	—
Investments purchased	1,835,523	272,646	1,197,411	1,245,222
Forward sale contracts, at value (proceeds receivable $1,071,250, $0, $3,193,438 and $0)	1,072,734	—	3,192,891	—
Amounts owed to affiliates	94,248	82,783	65,201	169,809
Fund shares redeemed	77,668	30,306	14,501	87,754
Unrealized loss on forward foreign currency exchange contracts	72,737	—	—	—
Futures variation margin	30,553	—	42,499	—
Accrued expenses	79,286	54,971	64,450	67,658
Total liabilities	95,182,499	440,706	43,734,055	1,570,443

Net Assets:
Paid-in capital	147,339,259	153,638,794	66,831,472	140,189,534
Undistributed (distributions in excess of) net investment income (loss)	(370,202)	1,765,408	(121,208)	(371,713)
Accumulated net realized gain (loss)	(6,907,877)	(18,785,112)	1,460,728	12,137,326
Net unrealized gain	3,010,850	34,874,550	693,996	17,528,435
NET ASSETS	$143,072,030	$171,493,640	$68,864,988	$169,483,582
Total Service Shares of beneficial interest outstanding $0.001 par value (unlimited shares authorized):	13,469,872	16,890,424	6,354,615	23,957,656
Net asset value, offering and redemption price per share:	$10.62	$10.15	$10.84	$7.07

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

	Core Fixed Income Fund	Equity Index Fund	Government Income Fund	Growth Opportunities Fund

Investment income:
Interest	$1,732,362	$—	$447,726	$—
Dividends (net of foreign taxes withheld of $4,659 for the Growth Opportunities Fund)	—	1,898,339	—	582,008
Total investment income	1,732,362	1,898,339	447,726	582,008

Expenses:
Management fees	290,440	261,386	181,544	860,175
Distribution and Service fees	181,524	217,822	84,048	215,044
Professional fees	42,952	37,077	37,734	38,581
Custody and accounting fees	29,225	22,468	15,075	21,242
Transfer Agent fees	14,521	17,424	6,723	17,202
Trustee fees	7,795	7,822	7,707	7,822
Printing and mailing costs	5,100	4,890	4,072	5,356
Other	877	15,328	2,284	3,642
Total expenses	572,434	584,217	339,187	1,169,064
Less — expense reductions	(86,832)	(162,889)	(72,539)	(177,376)
Net expenses	485,602	421,328	266,648	991,688
NET INVESTMENT INCOME (LOSS)	1,246,760	1,477,011	181,078	(409,680)

Realized and unrealized gain (loss):
Net realized gain from:
Investments (including commissions recaptured of $6,329 for the Growth Opportunities Fund)	1,361,048	3,165,827	640,381	9,018,397
Futures contracts	772,476	110,603	409,630	—
Forward foreign currency exchange contracts	25,316	—	—	—
Foreign currency transactions	32,941	—	—	—
Net change in unrealized gain (loss) on:
Investments	1,398,772	10,741,471	65,585	9,968,688
Futures contracts	(132,396)	36,359	(85,486)	—
Forward foreign currency exchange contracts	(25,907)	—	—	—
Foreign currency translation	497	—	—	—
Net realized and unrealized gain	3,432,747	14,054,260	1,030,110	18,987,085
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,679,507	$15,531,271	$1,211,188	$18,577,405

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

From operations:
Net investment income (loss)	$1,246,760	$3,537,938
Net realized gain	2,191,781	6,930,049
Net change in unrealized gain (loss)	1,240,966	159,539
Net increase in net assets resulting from operations	4,679,507	10,627,526

Distributions to shareholders:
From net investment income	(1,980,897)	(3,977,951)
From net realized gains	—	—
Total distributions to shareholders	(1,980,897)	(3,977,951)

From share transactions:
Proceeds from sales of shares	5,827,926	9,969,434
Reinvestment of distributions	1,980,897	3,977,951
Cost of shares redeemed	(15,549,878)	(43,202,836)
Net increase (decrease) in net assets resulting from share transactions	(7,741,055)	(29,255,451)
TOTAL INCREASE (DECREASE)	(5,042,445)	(22,605,876)

Net assets:

Beginning of period	148,114,475	170,720,351
End of period	$143,072,030	$148,114,475
Undistributed (distributions in excess of) net investment income (loss)	$(370,202)	$363,935

Summary of share transactions:
Shares sold	552,766	972,726
Shares issued on reinvestment of distributions	187,878	391,617
Shares redeemed	(1,474,860)	(4,224,590)
NET INCREASE (DECREASE)	(734,216)	(2,860,247)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index Fund		Government Income Fund		Growth Opportunities Fund
For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

$1,477,011	$2,920,878	$181,078	$564,744	$(409,680)	$(704,148)
3,276,430	4,710,923	1,050,011	3,524,061	9,018,397	12,953,975
10,777,830	(4,327,577)	(19,901)	179,428	9,968,688	(18,317,287)
15,531,271	3,304,224	1,211,188	4,268,233	18,577,405	(6,067,460)

—	(2,889,650)	(367,922)	(645,189)	—	—
—	—	—	(2,563,808)	—	(2,777,378)
—	(2,889,650)	(367,922)	(3,208,997)	—	(2,777,378)

1,029,097	3,698,155	7,586,189	14,330,295	2,952,201	42,131,646
—	2,889,650	367,922	3,208,997	—	2,777,378
(14,777,845)	(31,165,262)	(7,259,065)	(23,583,089)	(11,370,045)	(22,643,830)
(13,748,748)	(24,577,457)	695,046	(6,043,797)	(8,417,844)	22,265,194
1,782,523	(24,162,883)	1,538,312	(4,984,561)	10,159,561	13,420,356

169,711,117	193,874,000	67,326,676	72,311,237	159,324,021	145,903,665
$171,493,640	$169,711,117	$68,864,988	$67,326,676	$169,483,582	$159,324,021
$1,765,408	$288,397	$(121,208)	$65,636	$(371,713)	$37,967

102,796	389,956	704,701	1,330,747	429,107	6,377,019
—	315,120	34,159	300,542	—	441,554
(1,476,885)	(3,306,547)	(675,793)	(2,190,027)	(1,608,319)	(3,395,728)
(1,374,089)	(2,601,471)	63,067	(558,738)	(1,179,212)	3,422,845

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(e)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012	$10.43	$0.09	$0.24	$0.33	$(0.14)	$10.62	3.23%	$143,072	0.67	%(c)	0.79	%(c)	1.72	%(c)	338%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	10.00	0.23	0.46	0.69	(0.26)	10.43	6.96	148,114	0.67		0.83		2.22		644
2010	9.62	0.28	0.41	0.69	(0.31)	10.00	7.18	170,720	0.67		0.81		2.80		399
2009	8.81	0.39	0.87	1.26	(0.45)	9.62	14.68	183,178	0.67		0.79		4.29		187
2008	10.13	0.47	(1.31)	(0.84)	(0.48)	8.81	(8.56)	182,978	0.67		0.77		4.92		140
2007	9.94	0.48	0.17	0.65	(0.46)	10.13	6.81	264,389	0.54	(d)	0.76	(d)	4.82	(d)	123

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	48

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(e)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012	$9.29	$0.08	$0.78	$0.86	$—	$—	$—	$10.15	9.26%	$171,494	0.48	%(c)	0.67	%(c)	1.70	%(c)	1%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	9.29	0.15	0.01	0.16	(0.16)	—	(0.16)	9.29	1.75	169,711	0.48		0.70		1.59		3
2010	8.22	0.13	1.08	1.21	(0.14)	—	(0.14)	9.29	14.92	193,874	0.51		0.71		1.52		4
2009	6.61	0.14	1.62	1.76	(0.15)	—	(0.15)	8.22	26.28	198,588	0.59		0.68		1.97		5
2008	11.42	0.17	(4.46)	(4.29)	(0.18)	(0.34)	(0.52)	6.61	(37.18)	187,383	0.60		0.69		1.81		4
2007	11.04	0.18	0.41	0.59	(0.21)	—	(0.21)	11.42	5.32	364,288	0.41	(d)	0.68	(d)	1.57	(d)	8

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(e)

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012	$10.70	$0.03	$0.17	$0.20	$(0.06)	$—	$(0.06)	$10.84	1.86%	$68,865	0.79	%(c)	1.01	%(c)	0.54	%(c)	492%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	10.56	0.09	0.57	0.66	(0.10)	(0.42)	(0.52)	10.70	6.35	67,327	0.81		1.13		0.81		960
2010	10.29	0.17	0.37	0.54	(0.19)	(0.08)	(0.27)	10.56	5.19	72,311	0.81		1.08		1.56		614
2009	10.14	0.31	0.33	0.64	(0.36)	(0.13)	(0.49)	10.29	6.44	74,760	0.81		1.05		3.01		287
2008	10.27	0.42	(0.11)	0.31	(0.44)	—	(0.44)	10.14	3.14	87,050	0.81		1.04		4.12		244
2007	9.96	0.42	0.29	0.71	(0.40)	—	(0.40)	10.27	7.34	85,978	0.67	(d)	1.03	(d)	4.19	(d)	217

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.03% of average net assets.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	50

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012	$6.34	$(0.02)	$0.75	$0.73	$—	$7.07	11.51%	$169,484	1.15	%(c)	1.36	%(c)	(0.48	)%(c)	25%

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011	6.72	(0.03)	(0.24)	(0.27)	(0.11)	6.34	(3.97)	159,324	1.17		1.41		(0.46)		53
2010	5.63	(0.03)	1.12	1.09	—	6.72	19.36	145,904	1.18		1.43		(0.56)		57
2009	3.55	(0.02)	2.10	2.08	—	5.63	58.59	127,710	1.18		1.43		(0.50)		71
2008	6.20	(0.02)	(2.52)	(2.54)	(0.11)	3.55	(40.72)	95,237	1.18		1.37		(0.32)		78
2007	6.07	(0.03)	1.22	1.19	(1.06)	6.20	19.37	200,146	1.14	(d)	1.38	(d)	(0.48	)(d)	73

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2012 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Core Fixed Income Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Government Income Fund and Goldman Sachs Growth Opportunities Fund (collectively, the “Funds” or individually a “Fund”). The Funds are diversified portfolios under the Act, each offering one class of shares — Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event, with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income and Government Income	Quarterly	Annually
Equity Index and Growth Opportunities	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — The Growth Opportunities Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and non-exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions where by the Funds sell mortgage-backed securities and simultaneously contract with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and principal payments on the securities sold.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2012:

CORE FIXED INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$30,629,784	$—
Mortgage-Backed Obligations	—	77,701,428	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	26,678,087	6,774,527	—
Asset-Backed Securities	—	1,277,501	—
Foreign Debt Obligations	8,425,263	2,301,273	—
Municipal Debt Obligations	—	1,424,825	—
Government Guarantee Obligations	—	6,312,115	—
Total	$35,103,350	$126,421,453	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,072,734)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

CORE FIXED INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$109,070	$—	$—
Forward Foreign Currency Exchange Contracts	—	33,971	—
Liabilities(a)
Futures Contracts	$(127,646)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(72,737)	—

EQUITY INDEX
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$170,647,786	$—	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	79,996	—	—
Total	$170,727,782	$—	$—

Derivative Type
Assets(a)
Futures Contracts	$39,428	$—	$—

GOVERNMENT INCOME
Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$38,772,148	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	15,199,229	12,017,709	—
Asset-Backed Securities	—	441,809	—
Government Guarantee Obligations	—	5,469,209	—
Total	$15,199,229	$56,700,875	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(3,192,891)	$—

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)
Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$56,204	$—	$—
Liabilities(a)
Futures Contracts	$(85,583)	$—	$—

GROWTH OPPORTUNITIES
Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$168,132,798	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Unrealized gain on futures variation margin	$109,070	(a)	Unrealized loss on futures variation margin	$(127,646	)(a)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	33,971		Payable for unrealized loss on forward foreign currency exchange contracts	(72,737)
Total		$143,041			$(200,383)

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Unrealized gain on futures variation margin	$39,428	—	$—
Government Income	Interest Rate	Unrealized gain on futures variation margin	56,204	Unrealized loss on futures variation margin	(85,583)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Core Fixed Income

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on future contracts	$772,476	$(132,396)	267
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	25,316	(25,907)	223
Total		$797,792	$(158,303)	490

The following table represents gains (losses) which are included in “Net realized gain (loss) from future transactions” and “Net change in unrealized gain (loss) on futures” in the Statement of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Equity Index	$110,603	$36,359	23
Interest rate	Government Income	409,630	(85,486)	158

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2012.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.40%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54
Growth Opportunities	1.00	1.00	0.90	0.86	0.84	1.00	0.97	*

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. For the six months ended June 30, 2012, GSAM agreed to waive a portion of its management fee in order to achieve the following effective annual rates which will remain in effect through April 27, 2013 and prior to such date GSAM may not terminate the arrangement without the approval of the trustees:

Management Rate
$0-$400 million	Over $400 million	Effective Rate
0.21%	0.20%	0.21%

As authorized by the Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA which serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2012.

B.  Distribution and Service Plan — The Trust, on behalf of the Service Shares of the Funds, has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs, which serves as distributor, is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. For the Growth Opportunities Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.16% of average daily net assets of the Fund. This distribution and service fee waiver will remain in place through April 27, 2013, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of the Funds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.004% of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian, which may result in a reduction of the Funds’ expenses.

For the six months ended June 30, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income	$—	$—	$4	$83	$87
Equity Index	78	—	1	84	163
Government Income	—	—	7	66	73
Growth Opportunities	26	77	1	73	177

As of June 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Core Fixed Income	$62	$30	$2	$94
Equity Index	46	34	3	83
Government Income	50	14	1	65
Growth Opportunities	145	22	3	170

E.  Line of Credit Facility — As of June 30, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income	$482,456,382	$20,247,531	$475,076,893	$28,448,671
Equity Index	—	1,421,037	—	13,362,685
Government Income	331,370,292	775,000	320,794,985	2,073,988
Growth Opportunities	—	42,622,591	—	49,949,483

7.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2011, the Funds’ capital loss carryovers and certain timing differences on a tax-basis were as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities
Capital loss carryovers:(1)
Expiring 2012	$—	$(2,961,297)	$—	$—
Expiring 2017	(4,144,705)	(4,133,732)	—	—
Expiring 2018	(4,488,774)	—	—	—
Total capital loss carryovers	$(8,633,479)	$(7,095,029)	$—	$—
Timing differences (Post October losses and straddle loss deferrals)	$(296,873)	$(52,400)	$(255,283)	$—

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Core Fixed Income	Equity Index	Government Income	Growth Opportunities
Tax cost	$158,516,825	$150,770,884	$71,192,507	$151,529,264
Gross unrealized gain	4,765,680	54,294,952	1,153,088	27,366,857
Gross unrealized loss	(1,757,702)	(34,338,054)	(445,491)	(10,763,323)
Net unrealized security gain	$3,007,978	$19,956,898	$707,597	$16,603,534

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

7.    TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and forward foreign currency exchange contracts and differences related to the tax treatment of underlying fund investments, real estate investment trust investments, partnership investments and securities on loan.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain participating insurance companies, accounts, or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

9.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

10.    OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11.    SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds, you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Core Fixed Income Fund				Equity Index Fund				Government Income Fund				Growth Opportunities Fund
	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*
Actual	$1,000	$1,032.30		$3.39	$1,000	$1,092.60		$2.50	$1,000	$1,018.60		$3.96	$1,000	$1,115.10		$6.05
Hypothetical 5% return	1,000	1,021.53	+	3.37	1,000	1,022.48	+	2.41	1,000	1,020.93	+	3.97	1,000	1,019.14	+	5.77

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Service
Core Fixed Income	0.67%
Equity Index	0.48%
Government Income	0.79%
Growth Opportunities	1.15%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Government Income, Goldman Sachs Growth Opportunities and Goldman Sachs Equity Index Funds (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement”, and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreements, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of a group of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, (for Growth Opportunities and Core Fixed Income Funds) comparable institutional composites managed by the Investment Adviser, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Agreements and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Equity Index Fund and Growth Opportunities Fund) and limit certain expenses of each of the Funds that exceed specified levels; the undertaking of Goldman, Sachs & Co. (“Goldman Sachs”), the Funds’ distributor, to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund; and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Growth Opportunities and Equity Index Funds (the “Equity Funds”) and broker oversight, an update on the Investment Adviser’s soft dollars practices (in the case of the Growth Opportunities Fund) and other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the manner in which portfolio manager compensation is determined, and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers (including the Equity Index Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreements; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser), that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three- and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions and (in the case of the Core Fixed Income and Government Income Funds (the “Fixed Income Funds”)) credit and duration parameters. The Trustees also received information comparing the Growth Opportunities and Core Fixed Income Funds’ performance to that of comparable institutional composites managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees observed that the Growth Opportunities Fund placed in the top half of its peer group for the one-, three-, and five-year periods ended March 31, 2012. They observed that the Growth Opportunities Fund outperformed its benchmark index for the one- and five-year periods and underperformed its benchmark index for the three-year period ended March 31, 2012. They also observed that the portfolio management team had been consolidated in New York at the end of 2011, which was expected to facilitate greater interaction and cooperation among the members of the team. The Independent Trustees observed that the Core Fixed Income Fund placed in the top half of its peer group during the one- and three-year periods, and in the bottom half of its peer group during the 5-year period ended March 31, 2012. The Government Income Fund placed in the top half of its peer group for the three-year period and in the bottom half of its peer group for the one- and five-year periods ended March 31, 2012. The Fixed Income Funds outperformed their respective benchmark indexes for the three-year period, and underperformed their respective benchmark indexes for the one- and five-year periods ended March 31, 2012. The Independent Trustees also noted the addition of certain key hires to the Fixed Income team in 2011. They noted that the Fixed Income team had adjusted its investment process and scenario analysis in 2011 in an effort to provide stronger investment performance. They considered the Sub-Adviser’s solid record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund and noted that, gross of fees and expenses, the Fund slightly outperformed its benchmark (before expenses) in 2011, and matched the performance of its benchmark (before expenses) for the one-year period ended March 31, 2012, due in large part to the receipt of class action settlement proceeds.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under its respective Management Agreement and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints (as applicable) to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of the contractual management fees paid by the Equity Index Fund and Growth Opportunities Fund and to limit certain expenses of each of the Funds that exceed specified levels, as well as Goldman Sachs’ undertaking to waive a portion of the distribution and service fees paid by the Growth Opportunities Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Agreements.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Core Fixed Income, Government Income and Growth Opportunities Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Core Fixed Income Fund	Government Income Fund	Growth Opportunities Fund
First $1 billion	0.40%	0.54%	1.00%
Next $1 billion	0.36	0.49	1.00
Next $3 billion	0.34	0.47	0.90
Next $3 billion	0.33	0.46	0.86
Over $8 billion	0.32	0.45	0.84

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive certain fees (with respect to the Equity Index Fund and Growth Opportunities Fund) and limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have breakpoints, the Investment Adviser had agreed to waive fees in order to achieve the following effective annual rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; and information comparing the contractual fee rate charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other funds in the peer group. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

The Trustees also considered and approved the following breakpoints in the contractual fee rate (paid by the Investment Adviser) in the Sub-Advisory Agreement:

Equity Index Fund (Sub-Advisory Fee)
First $50 million	0.03%
Next $200 million	0.02
Next $750 million	0.01
Over $1 billion	0.008

With respect to the Equity Index Fund, the Independent Trustees also considered the relationship between the advisory and subadvisory fee rate schedules and an explanation of asymmetrical waivers and breakpoints that had been provided by the Investment Adviser.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities transactions on behalf of the Equity Funds and futures transactions on behalf of each of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Growth Opportunities Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Approval of the Sub-Advisory Agreement

The Independent Trustees concluded that the Sub-Advisory Agreement with respect to the Equity Index Fund should be continued and approved. In reaching this determination, they relied on the information provided by the Investment Adviser and the Sub-Adviser. The Trustees noted that the Fund commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since then. The Trustees reviewed the respective services provided to the Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. They considered the Sub-Adviser’s solid record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund. They noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They also considered the Sub-Adviser’s experience in index investing and its compliance policies and procedures and code of ethics. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund was reasonable in light of the services provided by the Sub-Adviser and the Fund’s current and reasonably foreseeable asset levels; that the Sub-Adviser’s continued management would likely benefit the Equity Index Fund and its shareholders; and that the Sub-Advisory Agreement should be approved and continued until June 30, 2013.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2013.

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	James A. McNamara, President
Donald C. Burke	George F. Travers, Principal Financial Officer
John P. Coblentz, Jr.	Caroline L. Kraus, Secretary
Diana M. Daniels	Scott M. McHugh, Treasurer
Joseph P. LaRusso
James A. McNamara
Jessica Palmer
Alan A. Shuch
Richard P. Strubel

GOLDMAN, SACHS & CO.

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York, New York 10282

Visit our website at www.goldmansachsfunds.com/vit to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling 1-800-621-2550.

Toll Free (in U.S.): 800-292-4726

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2012 Goldman Sachs. All rights reserved.

VITSVCSAR12/79387.MF.MED.TMPL/8/2012

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers filed herewith

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2012

/s/ George F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2012